Prospectus of
 ..................

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

EQUITY INDEX FUND

ALL AMERICA FUND

MID-CAP EQUITY INDEX FUND

AGGRESSIVE EQUITY FUND

BOND FUND

MONEY MARKET FUND

May 1, 2001
 ................................................................................
Institutional
        Funds
                                                          Distributed by:
                                                          MUTUAL OF AMERICA
                                                          SECURITIES CORPORATION

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
320 Park Avenue, New York, New York 10022                         1-800-914-8716
--------------------------------------------------------------------------------

Mutual of America  Institutional  Funds, Inc. is a mutual fund. It has these six
Funds:

      o     Equity Index Fund

      o     All America Fund

      o     Mid-Cap Equity Index Fund

      o     Aggressive Equity Fund

      o     Bond Fund

      o     Money Market Fund

Institutional investors, such as endowments, foundations and other not-for-profit organizations, corporations and municipalities and other public entities, may purchase shares of the Funds. An initial investment must be at least $25,000, and each subsequent investment must be at least $5,000.

There is no sales charge for the purchase or sale of Fund shares. An investor must send the payment price for shares purchased, and will receive redemption proceeds for shares sold, by wire transfer of Federal Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
Prospectus dated May 1, 2001

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                         Page
                                                                         ----
Summary of How Our Funds Invest ...................................        1
   Equity Index Fund ..............................................        1
   All America Fund ...............................................        1
   Mid-Cap Equity Index Fund ......................................        2
   Aggressive Equity Fund .........................................        2
   Bond Fund ......................................................        3
   Money Market Fund ..............................................        3
   Annual Total Returns ...........................................        4
   Average Annual Total Returns ...................................        6
   Annual Fees and Expenses .......................................        7
   Comparison With Prior Performance of Similar Fund ..............        8

Management of the Funds ...........................................        9
   The Adviser ....................................................        9
   Subadvisers for a Portion of the All America Fund ..............        9
   Portfolio Managers .............................................       10

Details about How Our Funds Invest and Related Risks ..............       11
   Investment Objectives and Strategies:
     Equity Index Fund ............................................       11
     All America Fund .............................................       12
     Mid-Cap Equity Index Fund ....................................       13
     Aggressive Equity Fund .......................................       14
     Bond Fund ....................................................       14
     Money Market Fund ............................................       15
   Risks of Investing in a Stock Fund .............................       16
   Risks of Investing in a Bond Fund ..............................       16
   Specific Investments or Strategies, and Related Risks ..........       17

Information about Fund Shares .....................................       19
   Pricing of Fund Shares .........................................       19
   Purchases of Fund Shares .......................................       19
   How to Purchase Shares of the Funds ............................       20
   Redemptions of Fund Shares .....................................       21
   Exchanges of Fund Shares .......................................       21
   How to Place a Redemption or Exchange Order ....................       21
   Shareholder Reports and Confirmation Statements ................       22
   Dividends, Capital Gains Distributions and Taxation of Funds ...       22
   Shareholder Taxation ...........................................       23

Financial Highlights ..............................................       24

You May Obtain More Information ...................................   Back cover

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SUMMARY OF HOW OUR FUNDS INVEST
--------------------------------------------------------------------------------

Each Fund of Mutual of America Institutional Funds, Inc. (the Investment Company) has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the returns of the Funds and the risks of investing in each Fund.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value.

Equity Index Fund
--------------------------------------------------------------------------------

The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R) Index).

The Fund invests primarily in the 500 common stocks included in the S&P 500 Index to replicate, to the extent practicable, the weightings of such stocks in the Index.

      o Securities in the S&P 500 Index generally are issued by companies with large market capitalizations. (Market capitalization refers to the aggregate market value of the equity securities that a company has issued.)

      o Securities are included in the Index based on industry weightings and the issuers' leading positions in those industries.

An investment in the Equity Index Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment) and financial risk (credit risk based on the earning stability and overall soundness of an issuer). Securities issued by companies with large market capitalizations have more liquidity and generally have less price volatility than securities of companies with smaller market capitalizations.

All America Fund
--------------------------------------------------------------------------------

The Fund attempts to outperform the S&P 500 Index, by investing in a diversified portfolio of primarily common stocks.

      o Approximately 60% of the Fund's assets are invested in the 500 common stocks included in the S&P 500 Index to replicate, to the extent practicable, the weightings of such stocks in the Index.

      o Approximately 40% of the Fund's assets are invested by the Adviser and two Subadvisers, with an objective of capital appreciation and, to a lesser extent, current income. The Adviser invests approximately 10% of the Fund's assets primarily in small capitalization value stocks and approximately 10% of the Fund's assets primarily in large capitalization value stocks; one Subadviser invests approximately 10% of the Fund's assets primarily in small capitalization growth stocks; and the other Subadviser invests approximately 10% of the Fund's assets primarily in mid- and large capitalization growth stocks. (Market capitalization refers to the aggregate market value of the equity securities that a company has issued.) Value stocks are stocks considered to be undervalued in the marketplace taking into account the issuer's assets, earnings or growth potential. Growth stocks are stocks considered to possess above average growth potential.

An investment in the All America Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment) and financial risk (credit risk based on the earning stability and overall financial soundness of an issuer). Approximately 20% of the All America Fund's assets are invested in small capitalization growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk than the portion invested in mid and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange.

Mid-Cap Equity Index Fund
--------------------------------------------------------------------------------

The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400 Index.

The Fund invests primarily in the 400 common stocks included in the S&P MidCap 400 Index to replicate, to the extent practicable, the weightings of such stocks in the Index.

      o Stocks included in the S&P MidCap 400 Index are issued by companies with mid-sized market capitalizations. (Market capitalization refers to the aggregate market value of the equity securities that a company has issued.)

      o The average weighted market capitalization of companies in the Index is around $3 billion (and will vary with market conditions), although companies in the Index may have significantly smaller or larger market capitalizations.

An investment in the Mid-Cap Equity Index Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment) and financial risk (credit risk based on the earning stability and overall financial soundness of an issuer). Securities issued by companies with mid-sized market capitalizations generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

Aggressive Equity Fund
--------------------------------------------------------------------------------

The Fund seeks capital appreciation. It invests primarily in growth and value common stocks.

      o The Fund invests in growth stock issued by companies the Adviser believes to possess above- average growth potential.

      o The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

An investment in the Aggressive Equity Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment) and financial risk (credit risk based on the earning stability and overall financial soundness of an issuer). The Aggressive Equity Fund has more market risk and financial risk than our other stock funds, because it generally invests in growth and value equity securities that often trade over-the-counter and are issued by companies with small market capitalizations. (Market capitalization refers to the aggregate market value of the equity securities that a company has issued.)

Bond Fund
--------------------------------------------------------------------------------

The Fund seeks current income, with preservation of shareholders' capital a secondary objective.

The Fund invests primarily in publicly-traded, investment grade debt securities. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions.

      o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

      o The Fund generally will invest a significant portion of its assets in U.S. Government agency mortgage-backed securities, U.S. Treasury Securities, and corporate obligations rated BBB.

      o The Adviser evaluates individual securities and selects securities based on interest income to be generated and generally does not time purchases and sales based on interest rate predictions.

An investment in the Bond Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment), which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities held by the Fund. Generally, the market risk for the Bond Fund increases as the average maturity of its securities holdings lengthens. Lower rated investment grade debt securities are subject to a greater market risk than higher rated debt securities, with adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise.

An investment in the Bond Fund also involves financial or credit risk, which refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB or lower have more credit risk than higher-rated securities.

Money Market Fund
--------------------------------------------------------------------------------

The Fund seeks  current  income and  preservation  of  principal by investing in
money  market   instruments  that  meet  certain   requirements  for  liquidity,
investment quality and stability of capital.

      o The average maturity of the instruments the Fund holds will be short-term -- 90 days or less.

      o The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

      o The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Fund generally will invest primarily in commercial paper and U.S. Government agency securities.

The Money Market Fund pays dividends of income earned on a semi-annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

      o The Fund's net asset value will generally rise during six months as the Fund earns income, before dividends are paid.

      o The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of June and December each year.

A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Money Market Fund has a small amount of market risk (the risk of price changes due to changes in the securities markets or the economic environment) and a small amount of financial risk (credit risk based on the earning stability and overall financial soundness of an issuer), because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature.

Annual Total Returns
--------------------------------------------------------------------------------

The bar charts below show the annual return of each Fund for the life of the Fund, except that the Mid-Cap Equity Index Fund and Aggressive Equity Fund are not included because they commenced operations as of September 1, 2000.

A chart indicates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future. You also may refer to "Average Annual Total Returns" below.

Next to each chart is the Fund's highest total return for any calendar quarter, called the best quarter, and the Fund's lowest total return for any calendar quarter, called the worst quarter. These returns are an indication of the volatility of a Fund's total returns.

     [The following table represents a bar chart in the printed material.]

      Equity Index Fund:

                        2000    The Equity Index Fund began operations on
                        ----    May 3, 1999.
                        -9.1%
                                Best quarter: 13.9% during fourth quarter 1999
                                Worst quarter: (7.6)% during fourth quarter 2000

     [The following table represents a bar chart in the printed material.]

      All America Fund:

1997    1998    1999    2000    The All America Fund began operations on
----    ----    ----    ----    May 1, 1996.
  26%     21%     26%   -5.3%
                                Best quarter: 22.0% during fourth quarter 1998
                                Worst quarter: (13.1)% during third quarter 1998

     [The following table represents a bar chart in the printed material.]

      Bond Fund:

1997    1998    1999    2000    The Bond Fund began operations on May 1, 1996.
----    ----    ----    ----
 8.9%    8.3%   -3.5%    5.9%   Best quarter: 4.8% during third quarter 1998
                                Worst quarter: (1.2)% during first quarter 1999

     [The following table represents a bar chart in the printed material.]

      Money Market Fund:

        1998    1999    2000    The Money Market Fund began operations on
        ----    ----    ----    May 1, 1997.
         5.3%    4.9%    6.1%
                                Best quarter: 1.6% during fourth quarter 2000
                                Worst quarter: 1.1% during first quarter 1999

Average Annual Total Returns (for periods ended December 31, 2000)
--------------------------------------------------------------------------------

      The table below shows the average annual total returns of each Fund for the past one year period and the return for the period of the Fund's operations, except that the Mid-Cap Equity Index Fund and Aggressive Equity Fund are not included because they began operations on September 1, 2000. The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to those of a broad-based, unmanaged index, or to Treasury Bills for money market investments. A Fund's past performance does not necessarily indicate how it will perform in the future.

                                                              Past      For Life
        Fund/Comparative Index(es)                          One Year*   of Fund*
--------------------------------------------------------------------------------
All America Fund ........................................     -5.3%       16.1%
  S&P 500 Index (1) .....................................     -9.1%       18.1%
--------------------------------------------------------------------------------
Equity Index Fund .......................................     -9.1%       -0.6%
  S&P 500 Index (1) .....................................     -9.1%        0.0%
--------------------------------------------------------------------------------
Bond Fund ...............................................      5.9%        5.2%
  Lehman Brothers Gov't./Corp. Bond Index (2) ...........     11.8%        7.4%
--------------------------------------------------------------------------------
Money Market Fund .......................................      6.1%        5.4%
  90-day Treasury Bill Rate .............................      6.0%        5.2%
  7-day current yield for period ended
    12/26/00 was 6.0%
  7-day effective yield (reflecting the
    compounding of interest)
    for period ended 12/26/00 was 6.2%
--------------------------------------------------------------------------------

* The All America and Bond Funds began operations on May 1, 1996; the Money Market Fund began operations on May 1, 1997, and the Equity Index Fund began operations on May 3, 1999.

(1) The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a market value-weighted index of the common stock prices of companies included in the S&P 500.

(2) The Lehman Brothers Government/Corporate Bond Index is an index of U.S. Government and corporate bond prices of investment grade bonds with maturities greater than one year and face values over $1 million.

Annual Fees and Expenses
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Annual operating expenses are shown as a percentage of average net assets.

                                                                                        Mid-Cap
                                                                 Equity       All        Equity    Aggressive                Money
                                                                 Index      America      Index       Equity       Bond       Market
                                                                  Fund        Fund        Fund        Fund        Fund        Fund
                                                                 ------     -------     -------    ----------     ----       ------
Shareholder Fees ...........................................      none        none        none        none        none        none
Annual Fund Operating
   Expenses (expenses that are
   deducted from fund assets)
Management Fees ............................................       .13%        .50%        .13%        .85%        .45%        .20%
Other Expenses* ............................................       .46         .36         .51         .67         .48         .39
                                                                  ----        ----        ----        ----        ----        ----
Total Annual Fund
   Operating Expenses* .....................................       .59%        .86%        .64%       1.52%        .93%        .59%
Expense Reimbursement** ....................................      (.27)       (.04)       (.32)       (.44)       (.23)       (.19)
                                                                  ----        ----        ----        ----        ----        ----
Net Expenses ...............................................       .32%        .82%        .32%       1.08%        .70%        .40%
                                                                  ====        ====        ====        ====        ====        ====

 * The Other Expenses and Total Annual Fund Operating Expenses of the Mid-Cap Equity Index Fund and Aggressive Equity Fund, which began operations on September 1, 2000, have been annualized.

** The Adviser has contractually agreed for calendar year 2001 to limit each Fund's total expenses (excluding taxes, brokerage commissions and extraordinary expenses) to an annual rate of .325% of the net assets of each of the Equity Index and Mid-Cap Equity Index Funds, .85% of net assets of the All America Fund, 1.10% of net assets of the Aggressive Equity Fund, .70% of net assets of the Bond Fund and .40% of net assets of the Money Market Fund. The Adviser's obligation will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company at least two weeks before the next year begins.

Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes for each Fund that:

      o     you make an investment of $10,000,

      o     you have a 5% annual return on your investment,

      o     all dividends and distributions are reinvested,

      o Fund operating expenses during the periods shown are limited by the Adviser to the contractual limits only during Year 1, and

      o     you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:

                                                1 Year   3 Years(1)   5 Years(1)   10 Years(1)
                                                ------   ----------   ----------   ----------
            Equity Index Fund ................   $ 33       $105         $184        $  419
            All America Fund .................   $ 87       $275         $481        $1,096
            Mid-Cap Equity Index Fund ........   $ 33       $105         $184        $  419
            Aggressive Equity Fund ...........   $113       $355         $623        $1,418
            Bond Fund ........................   $ 72       $226         $396        $  902
            Money Market Fund ................   $ 41       $129         $226        $  516

        (1) The expenses used in the Example, other than for 1 Year, are those shown in the table above without reimbursement of expenses by the Adviser.

Comparison With Prior Performance of Similar Fund
--------------------------------------------------------------------------------

The Investment Company is providing the following comparative information for the Aggressive Equity Fund, an actively managed fund that began operations on September 1, 2000.

The investment policies, objectives and strategies of the Investment Company's Aggressive Equity Fund are substantially identical to the Aggressive Equity Fund of Mutual of America Investment Corporation (called the VP Aggressive Equity
Fund). In addition, the Adviser and the portfolio manager is the same for the Aggressive Equity Fund and the VP Aggressive Equity Fund.

Shares of the VP Aggressive Equity Fund are sold only to separate accounts of Mutual of America Life Insurance Company and its former, wholly-owned subsidiary, The American Life Insurance Company of New York, as a funding medium for variable accumulation annuity contracts and variable life insurance policies issued by these companies.

Below are average annual total returns for the VP Aggressive Equity Fund, based on information about the VP Aggressive Equity Fund that the Adviser has provided. Past performance of the VP Aggressive Equity Fund is not predictive of future performance. Investors should not consider performance data for the VP Aggressive Equity Fund as an indication of the future performance of the Aggressive Equity Fund offered under this Prospectus.

                       Average Annual Total Returns of the
              VP Aggressive Equity Fund and Aggressive Equity Fund
                       for Periods ended December 31, 2000

                                                                                    Since Inception of
                                           One Year    Five Years     Ten Years    Institutional Fund (1)
                                           --------     ---------     ---------      ------------------
 VP Aggressive Equity Fund .............    -1.2%          15.7%         N/A                -5.6%
 Aggressive Equity Fund ................     N/A            N/A          N/A                -6.7

(1) The Investment Company's Aggressive Equity Fund commenced operations on September 1, 2000.

Results for the VP Aggressive Equity Fund are different than the results that would have been obtained for the Investment Company Aggressive Equity Fund.

    o Use of the Investment Company Aggressive Equity Fund's expenses for the VP Aggressive Equity Fund would have lowered performance results. The total operating expenses during the periods shown above as a percentage of net average net assets were .85% for the VP Aggressive Equity Fund, while the annual total operating expenses (after reimbursement) of the Aggressive Equity Fund of the Investment Company would have been 1.08% of average net assets.

    o At December 31, 2000, VP Aggressive Equity Fund had net assets of $309 million, compared to Investment Company Aggressive Equity Fund net assets of $14 million.

--------------------------------------------------------------------------------
    MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The Adviser
--------------------------------------------------------------------------------

Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser had total assets under management of approximately $8.1 billion at December 31, 2000. As Adviser, Capital
Management:

    o   places orders for the purchase and sale of securities,

    o   engages in securities research,

    o makes recommendations to and reports to the Investment Company's Board of Directors,

    o   provides certain administrative services for the Funds, and

    o provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which are applicable during 2001, are:

    o   Equity Index Fund -- .125%

    o   All America Fund -- .50%

    o   Mid-Cap Equity Index Fund -- .125%

    o   Aggressive Equity Fund -- .85%

    o   Bond Fund -- .45%

    o   Money Market Fund -- .20%

Subadvisers for a Portion of the All America Fund
--------------------------------------------------------------------------------

The Adviser has delegated its investment advisory responsibilities for a portion of the All America Fund to two Subadvisers. Each Subadviser provides investment advice for approximately 10% of the assets of the All America Fund. The Adviser pays the Subadvisers for their advisory services to the All America Fund.

    o Fred Alger Management, Inc., One World Trade Center, Suite 9333, New York, New York 10048 ("Alger Management"), is a small capitalization growth adviser for its portion of the All America Fund. It provides investment management services to institutional, corporate and individual clients, including other registered management investment companies. At December 31, 2000, Alger Management had assets under management of approximately $18.4 billion.

    o Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a mid- and large capitalization growth adviser for its portion of the All America Fund. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans. At December 31, 2000, Oak Associates had assets under management of approximately $24.1 billion.

Portfolio Managers
--------------------------------------------------------------------------------

The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Equity Index Fund, the Mid-Cap Equity Index Fund or the Indexed Assets of the All America Fund, because the investment objective for each is to replicate the performance of an index.

All America Fund

Thomas P. Larsen, Executive Vice President of the Adviser, is responsible for managing the Adviser's portions of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998, after serving as Senior Vice President of Desai Capital Management, where he had been since 1991. He has almost 30 years of experience in selecting securities for and managing equity portfolios.

David D. Alger and Bonnie Smithwick are primarily responsible for the day-to-day management of the Alger Management portion of the Fund. Mr. Alger, President and Chief Executive Officer of Alger Management, has been employed by Alger
Management since 1971 and has been President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Ms. Smithwick has been employed by Alger Management since June 2000 as a Vice President and portfolio manager. Prior thereto, she served as a Director of Global Custody Sales for Citibank, N.A. from 1993 to 1996 and was a Senior Vice President and Financial Analyst for Bramwell Capital Management from 1996 to June 2000.

James D. Oelschlager is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton and Margaret Ballinger, trading, and Doug MacKay, equity research. These individuals have combined experience of over eighty years in the investment business and play a key role in the day-to-day management of the firm's portfolios.

Aggressive Equity Fund

Thomas P. Larsen, Executive Vice President of the Adviser, has responsibility for managing the Fund. Mr. Larsen, who has almost 30 years of experience in selecting securities for and managing equity portfolios, joined the Adviser in June 1998 and before that was Senior Vice President of Desai Capital Management, where he had been since 1991.

Bond Fund

Andrew L. Heiskell, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund. Mr. Heiskell has been the portfolio manager for the Bond Fund of the Mutual of America Investment Corporation since February 1991 and of its Mid-Term and Short-Term Bond Funds since their inceptions in 1993. He has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

--------------------------------------------------------------------------------
DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS
--------------------------------------------------------------------------------

Investment Objectives and Strategies
--------------------------------------------------------------------------------

Equity  Index Fund:  The  investment  objective  of the Equity  Index Fund is to
                     provide   investment  results  that  correspond  to  the
                     performance of the S&P 500 Index.

The Fund seeks to achieve its objective primarily by:

    o Purchasing shares of the 500 common stocks that are included in the S&P 500 Index.

        o Stocks are selected in the order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks.

        o The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500 Index.

        o The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P 500 Index.

    o Purchasing futures contracts on the S&P 500 Index and options on futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P 500 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund's investment performance may not precisely duplicate the performance of the S&P 500 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500 Index.

The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America Life Insurance Company (Mutual of America), the indirect parent corporation of the Adviser, invested a total of $25 million in the Equity Index Fund when the Fund began operations. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time.

When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

        --------------------------------------------------------------
        Standard & Poor's (S&P) does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. "Standard & Poor's(R)," "S&P(R)," the "S&P 500 Index(R)" and the "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the Funds.
        --------------------------------------------------------------

All America Fund: The  investment  objective  of  the  All  America  Fund  is to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks.

At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500 Index. This portion of the All America Fund is called the Indexed Assets. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500 Index and in futures contracts on the S&P 500 Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500 Index, and it periodically rebalances the Indexed Assets to maintain those weightings.

The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America's investment in the Fund was approximately $30 million as of the date of this prospectus. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser and two Subadvisers actively manage this portion of the All America Fund, which is called the Active Assets.

If the Adviser or Subadvisers actively trade Fund securities, the Fund will incur higher transaction costs, which may reduce investment performance. In addition, the Fund may realize capital gains that are distributed to shareholders and are subject to taxation.

The Fund tries to maintain, to the extent possible, approximately equal amounts in each segment of the Active Assets. The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values.

Adviser--Small Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns, issued by companies with small market capitalizations. Some of the companies whose stocks the Adviser selects may have limited Wall Street coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

    o The Adviser seeks securities with a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser determines depressed valuation primarily through consideration of earnings, cash flow or net equity.

    o Issuers must have executive management that the Adviser considers strong and capable of executing a clear business strategy for the company. The Adviser at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.

The Adviser--Large Capitalization Value Stocks. The Adviser invests this portion of Active Assets in stocks it considers to be of high quality with lower than average price volatility and low price/earning ratios, issued by companies with large market capitalizations. Companies generally will have:

    o   below market debt levels,

    o   earnings growth of 10% or more,

    o   current yield greater than the average of the S&P 500, and

    o market capitalization not less than that of any company included in the S&P Barra Value Index, updated quarterly.

The Adviser at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.

Fred Alger Management, Inc.--Small Capitalization Growth Stocks. This Subadviser invests in stocks that it considers to be fundamentally sound with the potential for strong growth and for earnings in excess of market expectations, issued by companies with small market capitalizations.

    o The securities of these companies often are traded in the over-the-counter market.
    o Except during temporary defensive periods (when abnormal market conditions are occurring) at least 65% of the assets will be invested in equity securities of companies that, at the time of the Fund's purchase, have total market capitalization within the range of capitalization of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index(R), updated quarterly. During temporary defensive periods, Alger Management may not achieve the investment objective for its portion of the All America Fund.

Alger Management uses a bottom-up approach in selecting stocks for its portion of the Fund, evaluating each issuer of securities before making an investment. Through in-house research by analysts who are organized according to industry groups, it develops stock selection recommendations that are presented to executive officers and portfolio managers for evaluation and discussion. The portfolio manager then determines the individual stocks that are appropriate for purchase. Alger Management actively trades the securities in its portion of the All America Fund, and its portfolio turnover rate generally will be higher than the portfolio turnover rate for the other portions of the Active Assets.

Oak Associates, Ltd.--Mid- and Large Capitalization Growth Stocks. This Subadviser invests in mid- and large-sized capitalization stocks, which often have low current income and the potential for significant growth. Its approach is to:

    o   monitor 200 stocks,

    o at any one time to invest in approximately 15-25 common stocks without regard for market industry weighting, and

    o usually hold securities that have appreciated in value, rather than selling them to realize capital gains.

Oak Associates identifies industries it believes are attractive from a long-term perspective, based on the direction of interest rates, the overall stock market environment, the inflation rate and evolving relationships of economic sectors. In selecting individual stocks, Oak Associates evaluates companies' growth prospects and utilizes relative valuation measures such as price to earnings ratio as compared to long-term growth rate, historical levels and the S&P 500 Index.

Mid-Cap Equity Index Fund:  The investment objective of the Mid-Cap Equity Index
                            Fund is to provide investment results that correspond to the performance of the S&P MidCap 400 Index.

The Fund seeks to achieve its objective primarily by:

    o Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400 Index.

        o Stocks are selected in the order of their weightings in the S&P MidCap 400 Index, beginning with the heaviest weighted stocks.

        o The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P MidCap 400 Index.

        o The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P MidCap 400 Index.

    o Purchasing futures contracts on the S&P MidCap 400 Index and options on futures contracts on the S&P 400 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P MidCap 400 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P MidCap 400 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400 Index or in the valuations of the stock within the Index relative to other stocks within the Index.

There is a risk that the Fund's investment performance may not precisely duplicate the performance of the S&P MidCap 400 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400 Index.

The Fund's ability to duplicate the performance of the S&P MidCap 400 Index depends to some extent on the size of the Fund's portfolio. Mutual of America's investment in the Fund was approximately $21 million as of the date of this prospectus. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $20 million at any time. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Aggressive  Equity Fund:  The  investment  objective of the  Aggressive  Fund is capital  appreciation.

The Fund invests in growth stocks and value stocks, and the Adviser determines the percentage of the Fund's assets invested in growth stocks or value stocks at any one time. At least 85% of the Aggressive Equity Fund's total assets will be invested in equity securities under normal market conditions.

    o   Growth   stocks  are  stocks   that  the  Adviser   considers   to  have
        above-average growth potential, based on earnings, sales or prospective economic or political changes.

    o Value stock are stock that the Adviser views as undervalued, based on the issuer's assets, earnings or growth potential.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund, evaluating an issuer of securities before purchasing those securities for the Fund, without taking into account possible changes in the general economy. The Adviser continually reviews the universe of companies with small market capitalization to identify securities with growth or value characteristics that meet its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded-over-the counter instead of on an exchange. During different market cycles, either growth or value stocks may be out of favor with investors and may have more market risk (price volatility) than larger capitalization stocks.

Mutual of America made an initial investment in the Fund when it began operations. At such future time as Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains that will be included in the next annual distribution to shareholders. See "Shareholder Taxation". Mutual of America's investment in the Fund was approximately $12 million as of the date of this prospectus.

Bond Fund:  The primary  investment  objective  of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years.

The Fund invests at least 80% of its assets in investment grade debt obligations issued by U.S. corporations or issued by the U.S. Government or its agencies.

    o The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

    o The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.

    o At December 31, 2000, the Bond Fund's net assets were invested approximately 69% in corporate debt securities, 18% in U.S. Treasury Securities and 5% in U.S. Government agency mortgage-backed securities. At that date the Fund had 29% of its net assets in obligations rated AAA, 42% in corporate obligations rated BBB and 12% in corporate obligations rated below investment grade.

The Fund's non-investment grade holdings at year end were due to ratings downgrades subsequent to purchase by the Fund. The Fund does not purchase securities that are rated below investment grade but may hold securities that have been downgraded when the Adviser considers the securities to be undervalued due to factors such as lack of liquidity or uncertainty in the marketplace.

The Adviser uses a bottom-up approach in selecting debt securities for the Fund. This means that the Adviser evaluates each issuer of securities before making an investment, rather than selecting securities or industries based on possible changes in the economy. The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.

The Fund generally does not purchase and sell securities in anticipation of interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

Money Market Fund:  The  investment  objective  of the Fund is to  realize  high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific  investments for the Fund, the Adviser seeks securities or
instruments   with  the  highest   yield  or  income  that  meet  the  following
requirements.

     o The Fund invests only in money market instruments and other short-term debt securities, including commercial paper issued by U.S. corporations and in U.S. Government and U.S. Government agency securities. At December 31, 2000, 100% of the Fund's assets were invested in commercial paper.

     o All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

     o At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

     o The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. Income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. The Fund declares a dividend of net investment income at least semi-annually, and the Fund's net asset value per share declines as a result of the distribution to its shareholders.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency.

Risks of Investing in a Stock Fund
--------------------------------------------------------------------------------

When you invest in a stock fund, you should consider that:

    o The fund is subject to market risk -- the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

    o The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

    o A Fund may have more difficulty selling a small capitalization stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

    o Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

    o American Depositary Receipts (ADRs), which are dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers, are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

Risks of Investing in a Bond Fund
--------------------------------------------------------------------------------

When you invest in a bond fund, you should consider that:

    o The fund has market risk -- the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

    o Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

    o Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

    o In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

    o Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

    o Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

    o Foreign debt securities are subject to the risks of changes in current or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.

    o The market for debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies, and Related Risks
--------------------------------------------------------------------------------

This section provides additional information about certain of the investment strategies used by the Funds.

Options and Futures Contracts

Investment Strategies. All of the Funds (other than the Money Market Fund) may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

    o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

    o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks From Options And Futures Contracts. Risks to a Fund in options and futures transactions include the following:

    o The securities held in a Fund's portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

    o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

    o If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value, with the loss offset only by the amount of the premium the Fund received from writing the option.

Redeemable Securities

An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of the zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

Mortgage-Backed Securities

The Bond Fund, as well as the All America Fund and Aggressive Equity Fund to the extent they invest in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans (CMOs). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (Ginnie Maes), securities issued by the Federal National Mortgage Association (Fannie Maes), participation certificates issued by the Federal Home Loan Mortgage Corporation (Freddie Macs). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (full faith and credit) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

Risks From Mortgage-Backed Securities. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

    o   A decline in  interest  rates may lead to  increased  prepayment  of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and could negatively affect the yield and price of the security.

    o An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and could negatively affect the price and yield of the security.

    o Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Freddie Mac and Fannie Mae mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

--------------------------------------------------------------------------------
INFORMATION ABOUT FUND SHARES
--------------------------------------------------------------------------------

Pricing of Funds' Shares
--------------------------------------------------------------------------------

The purchase or redemption price of a Fund share is equal to its net asset value that we next calculate after we receive the purchase or redemption order. A Fund's net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser determines a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a Valuation Day). The Exchange usually closes at 4:00 p.m. Eastern Time but sometimes closes earlier.

    o   In determining a Fund's net asset value, the Adviser uses market value.

    o If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

    o If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company.

Purchases of Fund Shares
--------------------------------------------------------------------------------

Only institutional investors may purchase Fund shares. Institutional investors include endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities and trusts. There is no sales charge for the purchase of Fund shares.

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the Distributor), is the principal underwriter and distributor of Fund shares. The Distributor has field offices throughout the United States for the offering and sale of shares of the Investment Company's Funds.

A shareholder must pay the purchase amount by wire transfer of Federal Funds. Wire transfers for purchases should be made on any day on which the Investment Company, Federal Reserve Bank of New York and the Investment Company's custodian and transfer agent are open and the New York Stock Exchange is open. If a wire transfer is made on a day the New York Stock Exchange is closed but the Investment Company's transfer agent is open (such as Good Friday), the purchase will be effective as of the next Valuation Day (see definition under "Pricing of Funds' Shares" above).

The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum for an initial investment or for subsequent investments.

How to Purchase Shares of the Funds
--------------------------------------------------------------------------------

Application:                A   prospective    purchaser    must   complete   an
                            application,  including  any  required  resolutions,
                            attached   to  this   Prospectus.   You  may  obtain
                            additional  applications  by calling the  Investment
                            Company at 1-800-914-8716.

Application Delivery:       A prospective  purchaser  should deliver a completed
                            application  to a registered  representative  of the
                            Distributor.    Registered    representatives    are
                            employees  of  Mutual  of  America  Life   Insurance
                            Company.

Application Approval:       After the Investment  Company and  Distributor  have
                            approved    an    application,     the    registered
                            representative (or the Investment Company) will notify the prospective purchaser that the account has been established and that the purchaser may transmit the initial purchase amount.

Minimum Purchase:           A shareholders' initial purchase must total at least
                            $25,000, and subsequent purchases must total at least $5,000.

Wire Transfer of Funds:     An investor  must send all purchase  amounts by wire
                            transfer   of  Federal   Funds  to  the   Investment
                            Company's account at its transfer agent, on a day the New York Stock Exchange is open for trading.
                            Your bank may charge you a fee for the wire transfer. Your bank should wire funds according to these instructions:

                            State Street Bank and Trust Company
                            Boston, Massachusetts 02101
                            ABA #011-000028
                            BNF = AC-49097181, Mutual Funds F/B/O Mutual
                              of America
                            OBI = Purchaser:            Acct. No.: [required]
                            $    to Equity Index Fund   $   to All America Fund
                            $    to Mid-Cap Equity      $   to Aggressive
                                   Index Fund                 Equity Fund
                            $    to Bond Fund           $   to Money Market Fund

                            Your funds may be returned to you if the transfer agent does not have sufficient information to insure the correct processing of the funds or if your application has not yet been approved. You must include your account number for proper processing.

Receipt of Order:           Wire  transfer  funds  received  by  the  Investment
                            Company in its  account  prior to 4:00 p.m.  Eastern
                            Time on a Valuation Day will be considered received that day. Purchase amounts received after 4:00 p.m.
                            Eastern Time will be considered received on the next
                            Valuation Day.

Wire Transfer Days:         Wire  transfers  for the purchase of Fund shares can
                            be made on days when banks  (including  the transfer
                            agent) and the New York Stock  Exchange are open for
                            business.  The Investment  Company  anticipates that
                            wire  transfers  cannot  be  made on  Saturdays  and
                            Sundays,  and the  holidays of Martin  Luther  King,
                            Jr.'s  Birthday,   Presidents'   Day,  Good  Friday,
                            Memorial Day,  Independence Day, Labor Day, Columbus
                            Day, Veterans' Day, Thanksgiving Day, Christmas Day and New Year's Day.

Redemptions of Fund Shares
--------------------------------------------------------------------------------

A shareholder at any time may redeem (sell) shares of the Fund(s) that the shareholder owns. There is no deferred sales charge when a shareholder redeems shares of the Funds.

If a shareholder's redemption order is received by 4:00 p.m. Eastern Time on a Valuation Day (see definition under "Pricing of Funds' Shares"), the redemption proceeds usually will be transmitted on a trade date-plus-one basis (the next Valuation Day). Wire Transfers of redemption proceeds cannot be made on days the transfer agent is closed. See "Wire Transfer Days" above under "How to Purchase Shares of the Funds".

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

A shareholder will receive redemption proceeds in cash deposited to its bank account, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities instead of cash when a shareholder's redemption proceeds total more than 10% of the net asset value of a Fund.

The Investment Company reserves the right to change or waive the minimum amount for a redemption, which currently is $5,000. The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

Exchanges of Fund Shares
--------------------------------------------------------------------------------

A shareholder may exchange shares of one Fund for shares of another Fund. An exchange is the redemption of the shares from one Fund and the application of the redemption proceeds to the immediate purchase of shares of another Fund on a Valuation Day.

The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders. The Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines the exchange would be disruptive to a Fund.

The Investment Company reserves the right to change or waive the minimum amount for an exchange, which currently is $5,000.

How to Place a Redemption or Exchange Order
--------------------------------------------------------------------------------

Who May  Give an  Order:    Only  a  shareholder's  authorized  person  using  a
                            Personal Identification Number (PIN) that we have assigned may place a redemption order or exchange order. A shareholder must list authorized persons in the initial application to purchase Fund shares, in an amended application, or in another written form that is acceptable to the Investment Company.

Minimum Amount:             A redemption or exchange  order must be for at least
                            $5,000.

Orders by  Telephone:       A  shareholder  may place a  redemption  or exchange
                            order by  telephone if the  shareholder  elected the
                            option   for   telephone   orders  in  its   initial
                            application to purchase Fund shares or in an amended application.

                            A shareholder should call the Investment Company at 1-800-914-8716 between the hours of 9:00 a.m. and 9:00 p.m. Eastern Time, Monday through Friday on any Valuation Day to place an order. If a shareholder places a redemption or exchange order after 4:00 p.m. Eastern Time on a Valuation Day or on a day that is not a Valuation Day, the order will be considered received on the next Valuation Day.

                            The Investment Company will verify the shareholder's name, the PIN assigned by the Investment Company to the authorized person calling for the account and the shareholder's account number, and record telephone requests.

                            The Investment Company and the Funds' transfer agent will not be liable for any losses or expenses resulting from any telephone redemption or exchange order reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company reserves the right to add to or modify its procedures in the future.

Orders In  Writing:         A  shareholder  may make a  redemption  or  exchange
                            request in writing. The shareholder must specify the account name, the account number, the Fund from which shares are to be redeemed, the dollar amount or number of shares to be redeemed, and for exchange orders, the Fund or Funds whose shares will be purchased with the exchange proceeds.

                            The necessary authorized person(s) must sign the order, and each signer should print his or her name and title under the signature.

                            A shareholder should send a written request to Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022. A shareholder may send a written request to the Regional Office of the Distributor, which will forward the request to the Investment Company. The Valuation Day for the order will be the Valuation Day the Investment Company receives the request at its 320 Park Avenue offices.

Redemption Proceeds:        A shareholder  will receive  redemption  proceeds by
                            wire transfer of Federal Funds to the bank account stated in the shareholder's initial application, or in an amended application. An authorized person may not specify a different bank account by telephone.

Exchange Proceeds:          The  proceeds  from the  shares  of the  Fund  being
                            exchanged are immediately applied for the purchase of shares in another Fund.

Shareholder Reports and Confirmation Statements
--------------------------------------------------------------------------------

The Investment Company, on behalf of the Distributor, will send to shareholders confirmation statements for each purchase, exchange or redemption transaction. A confirmation statement will show the Fund, number of shares, order date, net asset value per share and dollar amount for the transaction. A shareholder must report any error on a confirmation statement within two weeks after the mailing or other transmission of the statement to the shareholder.

The Investment Company will send each shareholder a quarterly statement, which will include Fund shares purchased, exchanged or redeemed during the month, the net asset value per share and total dollar amount for each transaction, and the shareholder's account balance in each Fund at the end of the period.

Dividends, Capital Gains Distributions and Taxation of Funds
--------------------------------------------------------------------------------

For each Fund, the Investment Company declares dividends at the end of June and end of December to pay out all or substantially all of the Fund's net investment income (dividends) and declares dividends at the end of December to pay out substantially all of the Fund's net realized short and long term capital gains (capital gains distributions). A Fund may make a special distribution in September of each year to comply with Federal tax law requirements for mutual funds.

A shareholder may elect, in its application to purchase Fund shares or in an amended application, to:

    o automatically reinvest dividends and distributions from a Fund in additional shares of the Fund;

    o   receive dividends and distributions in cash; or

    o automatically reinvest dividends from any Fund in shares of the Money Market Fund.

A Fund is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the Fund satisfies Federal tax law provisions, including certain minimum distribution requirements. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

Shareholder Taxation
--------------------------------------------------------------------------------

Each shareholder should consult its own tax adviser about the Federal, state, local and, if applicable, foreign tax consequences of investing in Fund shares, because investors' tax situations will vary. Below are general rules about Federal income taxation for an investor to consider.

When a shareholder redeems (sells) shares of a Fund, including in an exchange transaction, the shareholder will have a gain or a loss on its investment in those shares.

    o If the shareholder owned the shares sold for more than a year, it generally will have a long-term capital gain or loss.

    o If the shareholder owned the shares sold for less than a year, any gain will be short-term capital gain taxable at ordinary income rates, and any loss may be subject to special tax rules.

When a shareholder receives dividends or distributions from a Fund, the shareholder (unless it is exempt from taxation) will owe tax on the amount received, even if the shareholder automatically reinvests the dividend or distribution in additional Fund shares. A shareholder will receive dividends or distributions when declared and paid by a Fund, even if the shareholder has only recently purchased Fund shares.

    o Ordinary income rates apply to a Fund's dividends of ordinary income and net realized short-term capital gains.

    o Capital gain rates apply to a Fund's distributions of net realized long-term capital gains.

    o A potential investor should consider the tax impact of purchasing Fund shares when the Fund is expected to pay dividends or distributions in the near future.

Mutual of America invested in each Fund when it began operations. A Fund (other than the Money Market Fund) may realize investment gains that are included in the dividends or distributions to shareholders when Mutual of America redeems all or any portion of its investment.

Withholding For Federal Income Taxes. A shareholder on its application to purchase Fund shares may make representations and provide information to be exempt from withholding for Federal income tax on the Investment Company's distributions and dividends and payment of redemption proceeds. U.S. corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from withholding under certain circumstances.

The Investment Company will withhold for Federal income tax if:

    o a shareholder has not provided a correct taxpayer identification number, or

    o a shareholder has not made the certifications required to be exempt from withholding, or

    o the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

A shareholder may credit any amount withheld by the Investment Company against the Federal income tax liability of the shareholder.

Each January, the Investment Company will provide reports to Fund shareholders of the Federal income tax status of distributions and dividends made by the Funds during the previous year.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance. They show performance for the period of a Fund's operations, because the Funds have operated less than five years.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.

All America Fund
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                                 -----------------------------------------
                                                                  2000     1999    1998     1997     1996*
                                                                  -----    -----   -----    -----    -----
Net Asset Value, Beginning of Period/Year ....................   $16.47   $15.08  $12.65   $10.98   $10.00
                                                                 ------   ------  ------   ------   ------
Income From Investment Operations:
  Net Investment Income ......................................      .09      .09     .07      .08      .06
  Net Gains or Losses on Securities
    (realized and unrealized) ................................     (.94)    3.81    2.57     2.77      .98
                                                                 ------   ------  ------   ------   ------
    Total From Investment Operations .........................     (.85)    3.90    2.64     2.85     1.04
                                                                 ------   ------  ------   ------   ------
Less Dividend Distributions:
  From net investment income .................................     (.09)    (.08)   (.08)    (.08)    (.06)
  From capital gains .........................................    (4.22)   (2.43)   (.13)   (1.10)      --
                                                                 ------   ------  ------   ------   ------
    Total Distributions ......................................    (4.31)   (2.51)   (.21)   (1.18)    (.06)
                                                                 ------   ------  ------   ------   ------
Net Asset Value, End of Period/Year ..........................   $11.31   $16.47  $15.08   $12.65   $10.98
                                                                 ======   ======  ======   ======   ======
Total Return(a) ..............................................     -5.3%    26.0%   21.0%    26.0%    10.4%

Ratios/Supplemental Data
Net Assets, End of Period/Year ($ millions) ..................    $62.2   $ 72.4  $ 70.8   $ 56.7   $ 55.5
Ratio of Net Investment Income to Average Net Assets .........      .53%     .51%    .55%     .59%     .95%(b)
Ratio of Expenses to Average Net Assets ......................      .86%     .85%    .84%     .84%     .87%(b)
Ratio of Expenses to Average Net Assets after
  Expense Reimbursement ......................................      .82%      84%    .82%     .81%     .85%(b)
Portfolio Turnover Rate(c) ...................................   109.97%   34.89%  41.25%   35.96%    9.33%

----------
*   Commenced operations May 1, 1996.
See footnotes on page 27.

Equity Index Fund
--------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                                        ------------------------------
                                                                         2000                   1999*
                                                                        -------                -------
Net Asset Value, Beginning of Period/Year ...........................   $10.80                 $10.00
                                                                        ------                 ------
Income From Investment Operations:
  Net Investment Income .............................................      .10                    .08
  Net Gains or Losses on Securities (realized and unrealized) .......    (1.07)                   .82
                                                                        ------                 ------
    Total From Investment Operations ................................    (0.97)                   .90
                                                                        ------                 ------
Less Dividend Distributions:
  From net investment income ........................................     (.10)                  (.08)
  From capital gains ................................................     (.17)                  (.02)
                                                                        ------                 ------
    Total Distributions .............................................     (.27)                  (.10)
                                                                        ------                 ------
Net Asset Value, End of Period/Year .................................   $ 9.56                 $10.80
                                                                        ------                 ------
Total Return(a) .....................................................     -9.1%                   9.0%

Ratios/Supplemental Data
Net Assets, End of Period/Year ($ millions) .........................    $32.8                  $29.5
Ratio of Net Investment Income to Average Net Assets ................      .98%                  1.22%
Ratio of Expenses to Average Net Assets .............................      .59%                   .63%
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement ............................................      .32%                   .32%
Portfolio Turnover Rate(c) ..........................................     5.76%                  5.67%

----------
*   Commenced operations May 3, 1999.
See footnotes on page 27.

Mid-Cap Equity Index Fund
--------------------------------------------------------------------------------

                                                                    Year Ended December 31, 2000*
                                                                    ----------------------------
Net Asset Value, Beginning of Period/Year ....................................  $10.00
                                                                                ------
Income From Investment Operations:
  Net Investment Income ......................................................     .02
  Net Gains or Losses on Securities (realized and unrealized) ................    (.56)
                                                                                ------
    Total From Investment Operations .........................................    (.54)
                                                                                ------
Less Dividend Distributions:
  From net investment income .................................................    (.02)
  From capital gains .........................................................    (.03)
                                                                                ------
    Total Distributions ......................................................    (.05)
                                                                                ------
Net Asset Value, End of Period/Year ..........................................  $ 9.41
                                                                                ------
Total Return(a) ..............................................................    -5.4%
Ratios/Supplemental Data
Net Assets, End of Period/Year ($ millions) ..................................   $23.7
Ratio of Net Investment Income to Average Net Assets .........................     .75%(b)
Ratio of Expenses to Average Net Assets ......................................     .64%(b)
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement .....................................................     .32%(b)
Portfolio Turnover Rate(c) ...................................................   17.72%

----------
*   Commenced operations September 1, 2000.
See footnotes on page 27.

Aggressive Equity Fund
--------------------------------------------------------------------------------

                                                                    Year Ended December 31, 2000*
                                                                    -----------------------------
Net Asset Value, Beginning of Period/Year .............................        $10.00
                                                                               ------
Income From Investment Operations:
  Net Investment Income ...............................................           .02
  Net Gains or Losses on Securities (realized and unrealized) .........          (.70)
                                                                               ------
    Total From Investment Operations ..................................          (.68)
                                                                               ------
Less Dividend Distributions:
  From net investment income ..........................................          (.02)
  From capital gains ..................................................            --
                                                                               ------
    Total Distributions ...............................................          (.02)
                                                                               ------
Net Asset Value, End of Period/Year ...................................        $ 9.30
                                                                               ------
Total Return(a) .......................................................          -6.7%
Ratios/Supplemental Data
Net Assets, End of Period/Year ($ millions) ...........................         $14.0
Ratio of Net Investment Income to Average Net Assets ..................           .78%(b)
Ratio of Expenses to Average Net Assets ...............................          1.52%(b)
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement ..............................................          1.08%(b)
Portfolio Turnover Rate(c) ............................................         59.63%

----------
*   Commenced operations September 1, 2000.
See footnotes on page 27.

Bond Fund
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                                 -----------------------------------------
                                                                  2000     1999    1998     1997     1996*
                                                                  -----    -----   -----    -----   ------
Net Asset Value, Beginning of Period/Year ....................    $9.45   $10.41  $10.41   $10.13   $10.01
                                                                 ------   ------  ------   ------   ------
Income From Investment Operations:
  Net Investment Income ......................................      .66      .60     .61      .59      .38
  Net Gains or Losses on Securities
    (realized and unrealized) ................................     (.12)    (.87)    .24      .29      .12
                                                                 ------   ------  ------   ------   ------
Total From Investment Operations .............................      .54     (.27)    .85      .88      .50
                                                                 ------   ------  ------   ------   ------
Less Dividend Distributions:
  From net investment income .................................     (.66)    (.60)   (.62)    (.59)    (.38)
  From capital gains .........................................       --     (.09)   (.23)    (.01)      --
                                                                 ------   ------  ------   ------   ------
    Total Distributions ......................................     (.66)    (.69)   (.85)    (.60)    (.38)
                                                                 ------   ------  ------   ------   ------
Net Asset Value, End of Period/Year ..........................   $ 9.33   $ 9.45  $10.41   $10.41   $10.13
                                                                 ======   ======  ======   ======   ======
Total Return(a) ..............................................      5.9%    -3.5%    8.3%     8.9%     5.0%
Ratios/Supplemental Data
Net Assets, End of Period/Year ($ millions) ..................   $ 28.2   $ 28.7  $ 25.2   $ 22.1   $ 21.0
Ratio of Net Investment Income to Average Net Assets .........     6.93%    6.23%   5.84%    5.69%    5.63%(b)
Ratio of Expenses to Average Net Assets ......................      .93%     .93%    .97%    1.00%     .90%(b)
Ratio of Expenses to Average Net Assets After
    Expense Reimbursement ....................................      .70%     .70%    .70%     .70%     .70%(b)
Portfolio Turnover Rate(c) ...................................    18.33%   10.07%  33.32%   56.18%   17.85%

----------
*   Commenced operations May 1, 1996.
See footnotes on page 27.

Money Market Fund
--------------------------------------------------------------------------------

                                                                       Year Ended December 31,
                                                                -------------------------------------
                                                                 2000      1999       1998      1997*
                                                                 ----      ----       ----      ----
Net Asset Value, Beginning of Period/Year ....................  $10.39    $10.23     $10.15    $10.00
                                                                ------    ------     ------    ------
Income From Investment Operations:
  Net Investment Income ......................................     .63       .50        .52       .35
  Net Gains or Losses on Securities
    (realized and unrealized) ................................      --        --         --        --
                                                                ------    ------     ------    ------
    Total From Investment Operations .........................     .63       .50        .52       .35
                                                                ------    ------     ------    ------
Less: Dividend Distributions
    From Net Investment Income ...............................    (.50)     (.34)      (.44)     (.20)
                                                                ------    ------     ------    ------
    Total Distributions ......................................    (.50)     (.34)      (.44)     (.20)
                                                                ------    ------     ------    ------
Net Asset Value, End of Period/Year ..........................  $10.52    $10.39     $10.23    $10.15
                                                                ======    ======     ======    ======
Total Return(a) ..............................................     6.1%      4.9%       5.3%      3.5%
Ratios/Supplemental Data
Net Assets, End of Period/Year ($ millions) ..................  $ 67.6     $30.2      $ 6.5     $ 7.5
Ratio of Net Investment Income to Average Net Assets .........    6.01%     4.86%      5.14%     5.17%(b)
Ratio of Expenses to Average Net Assets ......................     .59%     1.02%      3.21%     2.47%(b)
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement .....................................     .40%      .40%       .40%      .40%(b)
Portfolio Turnover Rate(c) ...................................     N/A       N/A        N/A       N/A

----------
*   Commenced operations May 1, 1997.

(a) Not annualized. Total return would have been lower had certain expenses not been reduced through expense reimbursement.
(b) Annualized.
(c) Portfolio turnover rate excludes short-term securities.

N/A Not Applicable

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022                         1-800-914-8716

You May Obtain More Information
--------------------------------------------------------------------------------

Registration Statement and Statement of Additional Information. We have filed with the Securities and Exchange Commission (the Commission) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits. The SAI contains additional information about the Investment Company and its Funds and we incorporate the SAI into this Prospectus by reference.

Semi-Annual  and  Annual  Reports.   Additional  information  about  the  Funds'
investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How To Obtain the Registration Statement, SAI and Reports. You may obtain a free copy of the SAI or of the Investment Company's most recent annual and semi-annual financial statements, by:

    o   writing  to  us  at  320  Park  Avenue,   New  York,  NY  10022,   Attn:
        Institutional Funds, or

    o calling 1-800-914-8716 and asking for Mutual of America Institutional Funds, Inc.

The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may examine these documents, and obtain copies upon payment of a duplicating fee, at the Commission's Public Reference Section, Washington, DC 20549-6009. You can call the Commission at 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

Where To Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Securities Corporation. You may call 1-800-914-8716 for the address and phone number of the office nearest you.

Investment Company Act of 1940, File Number 811-8922
--------------------------------------------------------------------------------

Distributed by:                                      Investment Accounting Agent
MUTUAL OF AMERICA SECURITIES CORPORATION             MUTUAL OF AMERICA CAPITAL
                                                       MANAGEMENT CORPORATION
Investment Adviser
MUTUAL OF AMERICA CAPITAL                            Independent Accountants
  MANAGEMENT CORPORATION                             ARTHUR ANDERSEN LLP

Transfer and Shareholder Services Agent              Custodian
STATE STREET BANK AND TRUST COMPANY                  THE CHASE MANHATTAN BANK

MUTUAL OF AMERICA
INSTITUTIONAL FUNDS, INC.

320 PARK AVENUE
NEW YORK NY 10022-6839

Application and Authorization Form

|_| Initial      Distributor:
|_| Amendment    Mutual of America Securities Corporation
                 Member NASD/SIPC
                 320 Park Avenue, New York, NY 10022-6839

---------------------------
     Taxpayer ID Number

___________________________
 (Account Number Assigned)

-----------------------------
1. Applicant's Account
   Identification
   Please print

________________________________________________________________________________
FULL LEGAL NAME OF INSTITUTION (OWNER OF ACCOUNT)              TELEPHONE NUMBER

________________________________________________________________________________
ADDRESS                                                        FAX NUMBER

________________________________________________________________________________
CITY                                             STATE                 ZIP CODE

________________________________________________________________________________
TO THE ATTENTION OF (NAME AND TITLE)

________________________________________________________________________________
NAME, TITLE AND ADDRESS OF PERSON TO RECEIVE |_| TAX REPORTS
                                             |_| DUPLICATE CONFIRMATIONS

________________________________________________________________________________

-----------------------------
2. Type of Entity
   Check applicable boxes,
   and fill in blanks

|_| Endowment   |_| Not-for-Profit Corporation   |_| Foundation  |_| Corporation

|_| Trust       |_| Partnership (general) (limited) Circle one

|_| Other ______________________________________________________________________

Year entity started _____________ State where formed ___________________________

-----------------------------
3. Investment Objectives

Identify  the  Funds of  Mutual  of  America  Institutional  Funds,  Inc.  whose
investment   objectives  are  consistent  with  Applicant's  current  investment objectives: Check appropriate box(es) below.

|_| Equity Index Fund - investment results that correspond to the investment performance of the S&P 500 Index

|_| All America Fund - total return by capital growth and, to a lesser extent, current income

|_| Mid-Cap Equity Index Fund - investment results that correspond to the investment performance of the S&P MidCap 400 Index

|_| Aggressive Equity Fund - capital appreciation by investing primarily in growth and value common stocks

|_| Bond Fund - current income with preservation of capital a secondary objective

|_| Money Market Fund - current income to extent consistent with liquidity, investment quality and stability of capital

Do you expect to redeem Fund shares, other than from the Money Market Fund, within 30 to 60 days from the date of initial investment to meet short-term liquidity needs? |_| Yes |_| No

-----------------------------
4. Initial Investment in
   Fund Portfolios
   By wire transfer only

Total Investment $____________________ (minimum $25,000 unless waived by
                                       Institutional Fund)

Equity Index $_____________________________ All America $_______________________

Mid-Cap Equity Index $_____________________ Aggressive Equity $_________________

Bond $_____________________________________ Money Market $______________________

-----------------------------
5. Telephone Redemption
   and Exchange Requests
   Check one box

|_| Redemption and exchange requests may be made by telephone by Authorized Persons (Item 8 below) or any person reasonably believed by Mutual of America Institutional Funds, Inc. ("the Institutional Fund"), State Street Bank and Trust Company ("Transfer Agent"), or Mutual of America Securities Corporation ("Distributor") to be an Authorized Person.

|_|   Redemption and exchanges may be made in writing only.

-----------------------------
6. Dividends and
   Distributions
   Check one box

|_| Pay all dividends and capital gains distributions in cash to shareholder by wire transfer to account specified in Item 7 of this Application.

|_| Invest all dividends and capital gains distributions from all Funds in Money Market Fund shares.

|_| Reinvest all dividends and capital gains distributions from a Fund in additional Fund shares.

-----------------------------
7. Payment of Proceeds
   to Owner
   Information is required

   May only be changed by
   amendment to Application

All redemption proceeds, and dividends and capital gains distributions that are to be paid to Applicant, should be sent by wire transfer to Applicant as follows:

Bank Name ______________________________________________________________________

Address ________________________________________________________________________

City _____________________________________________State _____  Zip Code ________

ABA No. ________________________________________________________________________

Branch Name (if any) and ABA No. _______________________________________________

-----------------------------
8. Authorized Persons

   May only be changed by
   amendment to Application

The following persons have the right and authority to give instructions and to take actions as Authorized Persons as contemplated in this Application and the prospectus of the Institutional Fund, each Authorized person has been duly elected or appointed and legally holds the office or position specified, and the signature set forth opposite the name of each Authorized Person is a true and correct specimen. --attach pages if necessary--

Name and Title (Please print)               Signature

__________________________________          ____________________________________

__________________________________          ____________________________________

__________________________________          ____________________________________

-----------------------------
9. Confirmation
   Statements, Telephone
   Recording

Each report of the execution of an order and statement of the account shall be conclusive if Applicant does not notify the Institutional Fund of any error within two weeks after the mailing or other transmission of such document to Applicant. Applicant authorizes the Institutional Fund, Transfer Agent and the Distributor, each in their discretion and without prior notice to Applicant, to record and/or monitor telephone conversations in connection with Applicant's account and transactions in Fund shares.

-----------------------------
10. Certificate of Authority

By signing this Application and delivering it to the Institutional Fund, Applicant represents and warrants that it has the power and authority to purchase Fund shares through the Distributor, on the terms and conditions set forth in this Application and the Institutional Fund prospectus, and each signer of the Application represents and warrants that he (or she) is duly authorized to sign on behalf of Applicant.

For Applicant's use if needed, attached are forms of (1) Certificate of Resolutions and Incumbency, for use by a corporation or other entity that has a Board of Directors or Board of Trustees, and (2) Certificate of Authority and Incumbency, for use by a trust, partnership or other unincorporated entity.

-----------------------------
11. Financial Information
    Give approximate amounts

Annual Income/Revenue: $_____________ Current Securities Portfolio: ____________ Surplus (or Net Worth/Net Assets): $_____________ Total Assets: $_______________

-----------------------------
12. Investing Information

Does Applicant receive investment advice for the purchase or sale of securities from any of the following? Yes |_| No |_| If "Yes" check all that apply:

|_| In-House Investment    |_| Bank Trust Department    |_|   Investment Adviser
      Professionals

|_| Investment Committee   |_| Other:___________________________________________
      of Board

Does Applicant understand the investment risks, including market risks, of owning shares of the Mutual of America
Institutional Funds?                                              |_| Yes |_| No

Will Applicant redeem holdings in any mutual fund, certificate of deposit or other investment to purchase Institutional
Fund shares?                                                      |_| Yes |_| No

State redemption amount and, if applicable, the total fee or penalty:___________

-----------------------------
13. Investment Experience
    Check the level of
    Applicant's experience in
    securities listed

-------------------------------------------------------------------------------------------------
                              None   Some   Much                               None   Some   Much
Exchange-listed equities                                Government bonds
-------------------------------------------------------------------------------------------------
NASDAQ/OTC equities                                     Equity mutual funds
-------------------------------------------------------------------------------------------------
Corporate bonds                                         Bond mutual funds
-------------------------------------------------------------------------------------------------

-----------------------------
14. Pre-Dispute Arbitration Agreement

Arbitration will be used to resolve any dispute between Applicant (you) and Mutual of America Securities Corporation (us). Mutual of America Securities Corporation serves as a distributor of shares of Mutual of America Institutional Funds, Inc. and may in the future distribute shares of additional mutual funds (together, the "Funds"). Arbitration forums were conceived by the Securities and Exchange Commission, the New York Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. to provide a dispute resolution mechanism that is an alternative to court proceedings and that is expected to be more efficient and less costly than court litigation.

You acknowledge that you are aware of the following aspects of arbitration:

      1.    Arbitration is final and binding on the parties.

      2. The parties waive their right to seek remedies in court, including the right to jury trial.

      3.    Pre-arbitration   discovery  is  generally  more  limited  than  and
            different from court proceedings.

      4. The arbitrators' award is not required to include factual findings or legal reasoning, and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

      5. The panel of arbitrators will typically include a minority or arbitrators who were or who are affiliated with the securities industry.

You agree that all controversies that may arise between you and us concerning any order or transaction, or concerning the continuation, performance or breach of the Agreement, the Application for the purchase of Fund shares, or any other agreement between you and us, shall be determined by arbitration before a panel of independent arbitrators set up by the National Association of Securities Dealers, Inc., conducted in accordance with the arbitration rules of the National Association of Securities Dealers, Inc. New York law, without regard to choice of law provisions, shall govern and shall be applied by the arbitrators to any such controversy. Punitive damages, if any, shall be limited to the maximum extent permitted by the National Association of Securities Dealers, Inc., or otherwise permitted by law. You understand and acknowledge that judgment upon any arbitration award may be entered in any court of competent jurisdiction.

No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action, until: (1) the class certification is denied, or
(ii) the class is decertified, or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

-----------------------------
15. Tax Certification
    Check one box

Applicant is a tax-exempt organization:  |_| Yes   |_| No

Important: If Applicant is for any reason subject to backup withholding, strike out phrase (2).

Applicant certifies under penalties of perjury that (1) the number shown in the Taxpayer ID box above is Applicant's correct taxpayer identification number; (2) Applicant is not subject to backup withholding because (a) Applicant is exempt from backup withholding, or (b) Applicant has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Applicant that it is no longer subject to backup withholding; and (3) Applicant is a U.S. entity.

-----------------------------
16. Acceptance and
    Signature(s)

    Do not wire funds until
    you have been notified of
    Application approval

The Applicant affirms that: it has received the prospectus for the Institutional Fund; the information and certifications set forth in this Application (amendment) are true and correct, and the Institutional Fund, the Transfer Agent and the Distributor are entitled to rely on them until the Institutional Fund receives actual written notice in accordance with its procedures of any change to the information and/or certifications; and Applicant has reviewed the Pre-Dispute Arbitration Agreement in Paragraph 14 and agrees to its terms and has reviewed the tax certification in Paragraph 15.

APPLICANT_______________________________________________________________________

By:____________________________   ______________________________  Date:_________
   Signature                      Print Name and Title of Authorized Person

By:____________________________   ______________________________  Date:_________
   Signature [If required]        Print Name and Title of Secretary or Other
                                  Authorized Person

(seal)

--------------------------------------------------------------------------------
  THE FOLLOWING IS TO BE COMPLETED BY MUTUAL OF AMERICA SECURITIES CORPORATION
--------------------------------------------------------------------------------

Did Consultant solicit the Applicant's purchase of Mutual of
America Institutional Funds, Inc., shares?                        |_| Yes |_| No

How long has Consultant known Applicant? _____________________ (Months or Years)

Consultant represents and certifies that: (1) based on the information provided to me by Applicant, the purchase of shares of the Mutual of America Institutional Funds, Inc. (the "Funds") is suitable for the Applicant's stated investment objective(s) and financial position; (2) the Applicant has received the current prospectus for the Funds and any supplements thereto; (3) I am properly licensed with Mutual of America Securities Corporation at the state and federal levels to sell shares of the Funds to Applicant; (4) when I have knowledge of any changes or updates to information provided by Applicant, I will promptly modify the records of Mutual of America Securities Corporation. My suitability determination was based on (check as applicable and attach summaries of discussions or other information obtained):

|_|  Discussions with Applicant         |_|  Financial or other information
     or Applicant's Adviser                  provided by Applicant or its
                                             Adviser

--------------------------------------------------------------------------------
SIGNATURE OF CONSULTANT, AS                  PRINT NAME                     DATE
REGISTERED REPRESENTATIVE
OF SECURITIES CORP.

--------------------------------------------------------------------------------
SIGNATURE OF REGISTERED                      PRINT NAME                     DATE
PRINCIPAL OF SECURITIES CORP.

--------------------------------------------------------------------------------

              [For use by a corporation or other entity that has a
                    Board of Directors or Board of Trustees]

                    CERTIFICATE OF RESOLUTIONS AND INCUMBENCY

WHEREAS, the Board of Directors (Trustees) of __________________________________
_________________________________ ("Applicant"), has duly assembled at a meeting on_______________, 200__, with a quorum at all times present and voting.

NOW, THEREFORE, BE IT RESOLVED THAT:

1.    Any  officer  of   Applicant   holding  one  of  the   following   titles:
      ______________,    ____________________,     _______________________    or
      ________________________, is authorized to:

      (a) Complete the Application and Authorization Form (the "Application") for the Mutual of America Institutional Funds, Inc. (the "Fund"), in the manner the officer deems appropriate, sign the Application and bind the Applicant to the terms of the Application.

      (b) Open an investment account with the Fund through Mutual of America Securities Corporation, as broker-dealer (the "Securities Corp.").

      (c) Provide instructions to the Fund or the Securities Corp. to effect securities transactions for the purchase, exchange and redemption of shares of any of the Fund's portfolios, amend the Application as the officer deems appropriate and certify changes in the names and titles of authorized officers.

2. The Fund, its transfer agent and the Securities Corp. are entitled to rely on these authorizing resolutions until the Applicant has delivered notice in writing to Fund of any amendment to, or revocation of, such authority, and they shall be held harmless for relying upon certifications delivered to Fund by Applicant until revoked or modified.

CERTIFICATE: The undersigned Secretary (other:_____________________________) of Applicant hereby certifies that the foregoing resolutions were duly adopted by the Board of Directors (Trustees) at a meeting held on the ________ day of ______________, 200___ and remain in effect, and that the following persons have been duly elected or appointed by Applicant to the positions indicated, and their signatures are true specimens:

              Name                    Title                  Signature
              ----                    -----                  ---------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Date: ________________ By: __________________________________________(Signature)

                       Print Name:

                       Print Title:

(Corporate Seal)

              [For use by a trust, general or limited partnership,
                        or other unincorporated entity]

                     CERTIFICATE OF AUTHORITY AND INCUMBENCY

The   undersigned,   as   ____________________   [Trustee(s),    General/Limited
Partner(s),  Officer(s) --specify] of  ___________________________("Applicant"), does/do hereby certify that:

1. The undersigned is/are duly authorized to make decisions to invest Applicant's assets.

2.    Any  person  holding  one  of  the  following  positions  with  Applicant:
      ______________________,  _______________________ or _________________,  is
      authorized to:

      (a) Complete the Application and Authorization Form (the "Application") for the Mutual of America Institutional Funds, Inc. (the "Fund"), in the manner such person deems appropriate, sign the Application and bind the Applicant to the terms of the Application.

      (b) Open an investment account with the Fund through Mutual of America Securities Corporation, as broker-dealer (the "Securities Corp.").

      (c) Provide instructions to the Fund or the Securities Corp. to effect securities transactions for the purchase, exchange and redemption of shares of any of the Fund's portfolios, amend the Application as such person deems appropriate and certify changes in the names and titles of authorized persons.

3. The Fund, its transfer agent and the Securities Corp. are entitled to rely on these authorizing resolutions until the Applicant has delivered notice in writing to the Fund of any amendment to, or revocation of, such authority, and they shall be held harmless for relying upon certifications delivered to the Fund by Applicant until revoked or modified.

CERTIFICATE: The undersigned certify that each of the following persons holds the position or acts in the capacity indicated on behalf of Applicant, and each signature is a true specimen:

           Name                    Position                      Signature
           ----                    --------                      ---------

________________________________________________________________________________

________________________________________________________________________________

Date of Certificate: _________________    Signatures below

By: __________________________________    By: __________________________________

Print Name:                               Print Name:

Print Title:                              Print Title:

(Seal) if any

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022
                                 (800) 914-8716

                EQUITY INDEX FUND             AGGRESSIVE EQUITY FUND
                ALL AMERICA FUND              BOND FUND
                MID-CAP EQUITY INDEX FUND     MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2001

This Statement of Additional Information is not a prospectus. You should read it in conjunction with the Mutual of America Institutional Funds, Inc. Prospectus dated May 1, 2001, and you should keep it for future use. We incorporate the Prospectus by reference into this Statement of Additional Information.

A copy of the Prospectus to which this Statement of Additional Information relates is available to you at no charge. To obtain the Prospectus, you may write to Mutual of America Institutional Funds, Inc. at the above address or call the telephone number listed above.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
 Investment Company's Form of Operations ..............................    2
 Investment Strategies and Related Risks ..............................    3
   Additional Permitted Investments ...................................    3
   Additional Investment Strategies ...................................    5
   Additional Information about Specific Types of Securities ..........    9
 Fundamental Investment Restrictions ..................................   13
 Non-Fundamental Investment Policies ..................................   14
 Management of the Investment Company .................................   15
 Investment Advisory Arrangements .....................................   16
 Administrative Agreements ............................................   18
 Portfolio Transactions and Brokerage .................................   19
 Purchase, Redemption and Pricing of Shares ...........................   20
 Taxation of the Investment Company ...................................   22
 Taxation of Shareholders .............................................   22
 Yield and Performance Information ....................................   24
 Description of Corporate Bond Ratings ................................   27
 Distribution of Fund Shares ..........................................   28
 Legal Matters ........................................................   28
 Independent Auditors .................................................   28
 Custodian ............................................................   28
 Use of Standard & Poor's Indexes .....................................   28
 Financial Statements .................................................   29

                     INVESTMENT COMPANY'S FORM OF OPERATIONS

History and Operating Form
--------------------------------------------------------------------------------

Mutual of America Institutional Funds, Inc. (the Investment Company) was formed on October 27, 1994 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act).

The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently six Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Bond Fund and Money Market Fund.

Offering of Shares
--------------------------------------------------------------------------------

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities or other public entities and other institutional investors.

Currently, the Investment Company requires a minimum initial investment of $25,000, except that the Investment Company may waive this requirement in its discretion. The minimum amount for additional purchases of Fund shares currently is $5,000.

Description of Shares
--------------------------------------------------------------------------------

The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has six classes (or series) of common stock, and it may establish additional classes and allocate its authorized shares either to new classes or to one or more of the existing classes.

The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

                    INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.

Additional Permitted Investments
--------------------------------------------------------------------------------

The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

Equity Index Fund and Mid-Cap Equity Index Fund: In addition to common stocks and futures contracts, the Funds may invest in:

    o   money market instruments, and

    o   U.S. Government and U.S. Government agency obligations.

All America Fund -- In addition to common stocks, the Adviser and two Subadvisers who manage approximately 40% of the net assets of the All America Fund (the Active Assets) may invest assets in:

    o securities convertible into common stocks, including warrants and convertible bonds,

    o   bonds,

    o   money market instruments,

    o U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),

    o   foreign securities and ADRs,

    o   futures and options contracts, and

    o   preferred stock.

The portion of the All America Fund invested to replicate the S&P 500 Index (the Indexed Assets) may also be invested in:

    o   money market instruments, and

    o   U.S. Government and U.S. Government agency obligations.

The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadvisers.

Aggressive Equity Fund: In addition to common stocks, the Aggressive Equity Fund may invest in:

    o securities convertible into common stocks, including warrants and convertible bonds,

    o   bonds,

    o   money market instruments,

    o U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),

    o   foreign securities and ADRs,

    o   futures and options contracts, and

    o   preferred stock.

Bond Fund: In addition to investment grade debt securities of the type described in the Prospectus, the Bond Fund may invest in :

    o   asset-backed securities,

    o   non-investment grade securities,

    o   foreign securities,

    o   cash and money market instruments,

    o stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

    o   preferred stock

    o   options and futures contracts, and

    o   equipment trust certificates.

Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

    o securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

    o negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

    o certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

    o repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

    o   variable amount floating rate notes;  and

    o   debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities.

Under the Money Market Fund's investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

The securities in the Money Market Fund must meet the following quality requirements --

    o All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

    o At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S.
government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

Additional Investment Strategies
--------------------------------------------------------------------------------

Lending of Securities

The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement. Refer to "Fundamental Investment Restrictions", paragraph 9, and
"Non-Fundamental Investment Policies", paragraph 9, for descriptions of the fundamental and current restrictions on lending by the Funds.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

Repurchase Agreements

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory by the Adviser and the Board of Directors of the Investment Company.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to "Non-Fundamental Investment Policies", paragraph 10.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 Act) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

Options and Futures Contracts

Each of the Funds may purchase and sell options and futures contracts, as described below. Refer to "Non-Fundamental Investment Restrictions" below, paragraph 1, for a description of the current restrictions on the Funds' purchase of options and futures contracts.

Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

    o A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised.

    o The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

    o A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

    o The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index.

    o A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

    o An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

    o A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

    o While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market." At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

    o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

        o A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.

        o A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

    o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

    o Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

        o Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

        o As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

    o The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

    o In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.

        o When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

        o If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

        o A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

Risks in futures and options transactions include the following:

    o There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

        The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

    o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

    o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

    o For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

    o With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

    o In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

    o The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

Additional Information about Specific Types of Securities
--------------------------------------------------------------------------------

Non-Investment Grade Securities

The Bond Fund may purchase non-investment grade debt securities. In addition, the Bond Fund and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

The Investment Company currently anticipates than no Fund will invest more than 5% of its total assets in non-investment grade debt securities, although a Fund may hold a larger percentage if investment grade securities have been downgraded after purchase by the Fund.

U.S. Government and U.S. Government Agency Obligations

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. Government Obligations: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

Money Market Instruments

All of the Funds may purchase money market instruments, which include the following.

Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

Bankers' Acceptance. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

Treasury Bills. See "U.S. Government and U.S. Government Agency Obligations" above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturity, these money market instruments are considered to have low levels of market risk and credit risk.

Zero Coupon Securities And Discount Notes; Redeemable Securities

The Bond Fund, and the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).

Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Foreign Securities and American Depositary Receipts (ADRs)

In addition to investing in domestic securities, each of the Funds other than the Money Market Fund, may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

Each of the Funds, other than the Money Market Fund and Bond Fund, may invest in ADRs, which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

The Investment Company has a non-fundamental investment restriction that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund's total assets. (See "Non-Fundamental Investment Policies", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities and ADRs. These include:

    o   changes in currency rates or currency exchange control regulations,

    o   the possibility of expropriation,

    o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

    o less liquidity and more volatility in foreign securities markets (not applicable to ADRs),

    o   the impact of political, social or diplomatic developments, and

    o   the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad that would be encounter in the United States. In addition, transaction costs in foreign securities may be higher.

Convertible Securities

The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in convertible debt securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.

Asset-Backed Securities

The Bond Fund may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes  in  interest  rates  may  significantly   affect  the  value  of  these
securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

    o   invest more than 10% of its total assets in asset-backed securities,

    o invest in interest-only strips or principal-only strips of asset-backed securities, or

    o purchase the most speculative series or class of asset-backed securities issues.

Mortgage-Backed Securities

The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks--Specific Investments or Strategies and Related Risks".

The Investment Company currently has a non-fundamental investment policy that no Fund will:

    o if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

    o   if  the  Fund  invests  primarily  in  equity   securities,   invest  in
        mortgage-backed securities unless they are also considered to be U.S. Government Securities,

    o   invest   in   interest-only   strips   or   principal-only   strips   of
        mortgage-backed securities, or

    o purchase the most speculative class or series of collateralized mortgage obligation issues or other mortgage-backed securities issues.

Warrants

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.

Preferred Stock

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

The Investment Company presently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. No Fund will:

1. underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting;

2.  purchase physical commodities or contracts involving physical commodities;

3. based on its investments in individual issuers, be non-diversified as defined under the 1940 Act and in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4. based on its investment in an issuer's voting securities, be non-diversified as defined under the 1940 Act, as amended from time to time.

5. issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;

6. invest more than 25% of its total assets in the securities of issuers in one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Money Market Fund may invest more than 25% of its total assets in instruments issued by U.S. banks.

7. purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

8. borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time; or

9. lend assets to other persons, except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, or pursuant to any exemptive relief granted by the SEC.

Current 1940 Act provisions applicable to fundamental investment restriction #3 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government Securities"), and (ii) securities of other registered investment companies;

Current 1940 Act provisions applicable to fundamental investment restriction #4 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund.

Current 1940 Act provisions applicable to fundamental investment restriction #8 above: The 1940 Act and rules thereunder currently limit a Fund's borrowing to 33 1/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three business days.

Current 1940 Act provisions applicable to fundamental investment restriction #9 above: The 1940 Act and rules thereunder currently limit a Fund's lending to 33 1/3% of its total assets, with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan for this purpose.

                      NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund's investment objectives permitted investments. No Fund will:

1. purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund's total assets;

2. invest in foreign exchange nor invest more that 25% of its total assets in securities of foreign issuers and American Depositary Receipts (ADRs);

3. invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4. make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5. if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6. invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;

7. purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8. borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.  lend more than 10% of its assets;

10. invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11. invest more than 5% of its total assets in equipment trust certificates;

12. invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;

13. purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;

14. invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;

15. invest more than 5% of its assets in warrants; or

16. invest more than 10% of its assets in preferred stock.

                      MANAGEMENT OF THE INVESTMENT COMPANY

The Directors of the Investment Company consist of five individuals, four of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940. The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940. The Board of Directors elects officers of the Investment Company annually.

The Directors and Officers of the Investment Company and their principal employment are as follows:

                                         Position Held With                Principal Occupations
   Name, Address And Age                 Investment Company               During Past Five Years
--------------------------             -----------------------      ----------------------------------
Kevin M. Kearney, age 48               Director                     Partner, Wingate, Kearney & Cullen
32 Court Street                                                     (law firm).
Brooklyn, NY 11201

Dolores J. Morrissey*, age 72          Chairman of the              President and Chief Executive Officer of
320 Park Avenue                        Board, President and         Mutual of America Securities Corporation
New York, NY 10022                     Director                     ("Distributor") since August 1996; prior
                                                                    thereto, Executive Vice President and
                                                                    Assistant to the President of the  Adviser
                                                                    from March 1996 to December 1996.

John T. Sharkey, age 64                Director                     Chairman and Chief Executive Officer,
320 Park Avenue                                                     Kane, Saunders & Smart; prior thereto,
New York, NY 10022                                                  Vice President-- Corporate National
                                                                    Accounts, MCI Communications.

John R. Silber, age 74                 Director                     Chancellor, Boston University.
147 Bay State Road
Boston, MA 02215


Stanley Shmishkiss, age 81             Director                     Shmishkiss Associates; Chairman Emeritus
P.O. Box 909                                                        of the Board of Trustees of the American
Lynn, MA 01904                                                      Cancer Society Foundation.


Patrick J. Waide, Jr., age 63          Director                     Retired; Past President, The Drucker
320 Park Avenue                                                     Foundation; Chief Operating Officer, Sullivan
New York, New York                                                  & Company, New York, New York from
                                                                    September 1996 to December 1998; prior
                                                                    thereto, Executive Vice President and Chief
                                                                    Financial Officer of the Bessemer Group,
                                                                    Inc., and Senior Vice President and Chief
                                                                    Financial Officer of Bessemer Securities.

Manfred Altstadt, age 52               Senior Executive Vice        Senior Executive Vice President and Chief
320 Park Avenue                        President and                Financial Officer, Mutual of America Life.
New York, NY 10022                     Treasurer


Patrick A. Burns, age 54               Senior Executive Vice        Senior Executive Vice President and
320 Park Avenue                        President, General Counsel   General Counsel of the Adviser, Mutual of
New York, NY 10022                                                  America Life.

John Greed, age 41                     Executive Vice President     Executive Vice President and Treasurer,
320 Park Avenue                        and Chief Financial Officer  Mutual of America Life since May 1997;
New York, NY 10022                                                  Senior Vice President and Deputy
                                                                    Treasurer from July 1996  to May
                                                                    1997;  prior thereto, Partner, Arthur
                                                                    Andersen, LLP.

Stanley M. Lenkowicz, age 58           Senior Vice President,       Senior Vice President and Deputy General
320 Park Avenue                        Deputy General               Counsel, Mutual of America.
New York, NY 10022                     Counsel and Secretary

----------

* Ms. Morrissey is an "interested person" within the meaning of the Investment Company Act.

The officers and directors of the Investment Company own none of its outstanding shares (as individuals they are not eligible to purchase Fund shares). The Investment Company has no Audit Committee, and the entire Board of Directors fulfills the obligations that an Audit Committee would have. Set forth below is a table showing compensation paid to the directors during 2000. The cost of compensating directors is divided equally among the Funds.

                                          Aggregate          Pension or                       Total Compensation from
                                      Compensation from  Retirement Benefits    Estimated      Investment Company and
                                         Investment      Accrued as Part of      Benefits        Other Investment
Name of Director                           Company         Fund Expenses      Upon Retirement  Companies in Complex(3)
----------------                      -----------------  -------------------  ---------------  -----------------------
Kevin M. Kearney ...................     $22,135(2)            None                None               $22,135(2)
Dolores J. Morrissey ...............        None(1)            None                None                  None(1)
John T. Sharkey ....................     $22,594(2)            None                None               $22,594(2)
Stanley Shmishkiss .................     $23,854(2)            None                None               $23,854(2)
John R. Silber .....................     $23,854(2)            None                None               $23,854(2)
Patrick J. Waide, Jr. ..............     $22,594(2)            None                None               $22,594(2)

----------
(1) As an employee of an affiliate of the Adviser and an "interested person" of the Investment Company, Ms. Morrissey serves as director of the Investment Company and of Mutual of America Investment Corporation without compensation.

(2) Directors who are not "interested persons" of the Investment Company receive from the Investment Company an annual retainer of $16,000 and a fee of $1,500 for each Board or Committee meeting attended. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000.

(3) Directors who are not interested persons do not serve on the Board of any other investment company in the same complex as the Investment Company.

At March 31, 2001,  Mutual of America Life Insurance  Company (Mutual of America
Life) owned 60.5% of the All America Fund's shares, 99.9% of the Mid-Cap Equity Index Fund's shares, 99.9% of the Aggressive Equity Fund's shares, 86.7% of the Bond Fund's shares, 2.2% of the Money Market Fund's shares and 77.1% of the Equity Index Fund's shares. Mutual of America Life has the right to vote its shares at any meeting of shareholders. Based on its ownership of shares on the date of this Statement of Additional Information, Mutual of America Life will control the outcome of voting by shareholders of each of the Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity and Bond Funds and by shareholders of all of the Funds voting together. The address for Mutual of America Life, a New York corporation, is 320 Park Avenue, New York, NY 10022.

                        INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the Adviser or Capital Management), an indirect wholly-owned subsidiary of Mutual of America Life. The Adviser's address is 320 Park Avenue, New York, New York 10022. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment management services to the Investment Company, Mutual of America Investment Corporation and the General Account of Mutual of America Life.

The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser has delegated some of its advisory responsibilities for a portion of the All America Fund to the Subadvisers named below. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors.

Under  the  Investment  Advisory  Agreement,   the  Adviser  agrees  to  provide
investment management services to the Investment Company. These services include:

    o   performing   investment  research  and  evaluating  pertinent  economic, statistical and financial data;

    o   consultation  with  the  Investment  Company's  Board of  Directors  and
        furnishing   to   the   Investment    Company's   Board   of   Directors
        recommendations with respect to the overall investment plan;

    o implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

    o   management of investments;

    o reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

    o   maintaining all required records;

    o   making arrangements for the safekeeping of assets; and

    o providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

    Equity Index Fund -- .125%
    All America Fund -- .50%
    Mid-Cap  Equity Index Fund -- .125%
    Aggressive Equity Fund -- .85%
    Bond Fund -- .45%
    Money Market Fund -- .20%

                               Investment Advisory Fees Paid by Funds to Adviser*

---------------------------------------------------------------------------------------------------
                 Fund                          2000                   1999                  1998
---------------------------------------------------------------------------------------------------
             Equity Index*                   $ 42,478               $ 21,648                    N/A
---------------------------------------------------------------------------------------------------
             All America                     $336,284               $318,029               $311,258
---------------------------------------------------------------------------------------------------
        Mid-Cap Equity Index**               $  9,649                    N/A                    N/A
---------------------------------------------------------------------------------------------------
          Aggressive Equity**                $ 38,481                    N/A                    N/A
---------------------------------------------------------------------------------------------------
                 Bond                        $121,789               $121,448               $106,164
---------------------------------------------------------------------------------------------------
             Money Market                    $ 81,836               $ 33,028               $  8,216
---------------------------------------------------------------------------------------------------
              Total Fees                     $630,517               $494,153               $425,638
---------------------------------------------------------------------------------------------------

----------
     *  The Equity Index Fund began operations on May 3, 1999.

    **  The  Mid-Cap  Equity  Index  Fund  and  Aggressive   Equity  Fund  began
        operations on September 1, 2000.

Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

    o brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

    o   directors' fees and expenses,

    o   fees and expenses of its independent certified public accountants,

    o   fees and expenses of its legal counsel,

    o   the  cost  of  the   printing   and  mailing   semi-annual   reports  to
        shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

    o   the  cost  of  preparation  and  filing   registration   statements  and
        amendments thereto,

    o   bank transaction charges and custodian's fees,

    o   any proxy solicitors' fees and expenses,

    o   SEC filing fees,

    o   any federal, state or local income or other taxes,

    o any membership or licensing fees of the Investment Company Institute and similar organizations,

    o   fidelity bond and directors' liability insurance premiums, and

    o any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Reimbursements by the Adviser. The Adviser limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to an annual rate of 1.10% of the net assets of the Aggressive Equity Fund, .85% of the net assets of the All America Fund, .70% of the net assets of the Bond Fund, .40% of the net assets of the Money Market Fund, .325% of the net assets of each of the Equity Index Fund and Mid-Cap Equity Index Fund. This expense limitation obligation of the Adviser is contractual for 2001 and will renew each year thereafter unless the Adviser notifies the Investment Company of its termination at least two weeks prior to the new year. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund to the amounts that are now the contractual limits, and the Adviser could discontinue any voluntary reimbursement obligation at any time.

Subadvisers For Portion of the All America Fund. For approximately 20% of the assets of the All America Fund (the Active Assets), the Adviser has entered into Subadvisory Agreements with Fred Alger Management, Inc. (Alger Management) and Oak Associates, Ltd. (Oak Associates) (each a Subadviser, and together the Subadvisers). Each Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.

Each of the Subadvisers for its portion of the All America Fund provides investment advisory services, including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory Agreement. The Subadvisers are subject to the supervision of the Adviser and the Board of Directors of the Investment Company.

Subadvisory Fees. The Adviser, not the Investment Company, pays the Subadvisers for advisory services they provide to the portion of the All America Fund they manage at the following annual rates of net assets, calculated as a daily charge:

    o   Fred Alger Management -- .45%

    o   Oak Associates -- .30%

                       Fees Paid by Adviser to Subadvisers
                              For Past Three Years

----------------------------------------------------------------------------------------------------------
                  Subadviser                           2000                  1999                   1998
----------------------------------------------------------------------------------------------------------
          Fred Alger Management, Inc.                 $32,431               $25,923                $25,762
----------------------------------------------------------------------------------------------------------
             Oak Associates, Ltd.                     $24,488               $19,346                $18,433
----------------------------------------------------------------------------------------------------------
   Palley-Needelman Asset Management, Inc.*           $ 5,294               $17,147                $17,917
----------------------------------------------------------------------------------------------------------
                    Total                             $62,213               $62,416                $62,112
----------------------------------------------------------------------------------------------------------

----------

*   A Subadviser until February 1, 2000

Codes of Ethics. The Investment Company, the Adviser, the Subadvisers and the Securities Corporation have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Persons subject to these codes may not purchase securities in which the Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur not within certain black-out periods imposed under the codes.

                            ADMINISTRATIVE AGREEMENTS

Accounting and Recordkeeping Agent

The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus.

As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company. The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services in connection with the Investment Company.

Transfer Agent

State Street Bank and Trust Company (State Street) serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. State Street's address is P.O. Box 1978, Boston, Massachusetts 02105, Attn: Mutual Fund Services.

For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Brokers and Dealers
--------------------------------------------------------------------------------

The Adviser and each Subadviser are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

    o The Adviser and Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

    o They may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

    o When purchasing or selling securities trading on the over-the-counter market, the Adviser and Subadvisers will generally execute the transaction with a broker engaged in making a market for such securities.

    o The Adviser and Subadvisers may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

    o No transactions may be effected by a Fund with an affiliate of the Adviser or a Sub-Adviser acting as principal for its own account.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

The Adviser, and each Subadviser, will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser, and each Subadviser, uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser, and each Subadviser, in providing investment advice to the Investment Company. To the extent that the Adviser, and each Subadviser, uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser, and each Subadviser, in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser or a Subadviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser, or a Subadviser, believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

The Investment Company paid aggregate brokerage commissions of $138,513 in 2000, $46,772 in 1999 and $56,490 in 1998.

Commissions to Affiliated Brokers
--------------------------------------------------------------------------------

During the past three years, the Investment Company has paid brokerage commissions to Fred Alger & Co. (Fred Alger), an affiliate of Alger Management, Inc., as follows:

-------------------------------------------------------------------------------------------------
            Year of                Commissions            % of Total       % of Aggregate Dollars
        Payment/Broker                Paid             Commissions Paid        of Transactions
-------------------------------------------------------------------------------------------------
 2000 -- Fred Alger                  $11,890                   8.6%                  7.2%
-------------------------------------------------------------------------------------------------
 1999 -- Fred Alger                  $11,843                  25.3%                 16.5%
-------------------------------------------------------------------------------------------------
 1998 -- Fred Alger                  $15,470                  27.4%                 23.0%
-------------------------------------------------------------------------------------------------

The purchases and sales placed through Fred Alger related primarily to stocks issued by companies with smaller market capitalizations, for which execution may be more difficult.

Portfolio Turnover
--------------------------------------------------------------------------------

The Adviser and the Subadvisers do not consider portfolio turnover rate to be a limiting factor when they deem it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Adviser and Subadvisers do not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

The Equity Index Fund and the Indexed Assets of the All America Fund each attempt to duplicate the investment results of the S&P 500 Index, and the Mid-Cap Equity Index Fund attempts to duplicate the investment results of the S&P MidCap 400 Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.

The All America Fund's portfolio turnover rate was 110% in 2000 compared to 35% in 1999. The higher rate in 2000 was due primarily to increased trading in the small cap value and large cap value portions of the Fund managed by the Adviser and in the small cap growth portion managed by Alger Management, and to a significant increase in the amount of shareholder purchases and redemptions during the year. On February 1, 2000, the Adviser began managing the large cap value portfolio in place of a subadviser and subsequently restructured the portfolio, and the Adviser changed sector weightings for the small cap and large cap value portfolios during 2000 in response to market conditions.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Net Asset Value
--------------------------------------------------------------------------------

An investor purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

    o   the sum of the value of the securities the Fund holds,

    o plus any cash or other assets, including interest and dividends accrued, and

    o   minus all liabilities, including accrued expenses.

The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which such Exchange is open for trading.

A Fund's net asset value per share is equal to the Fund's net asset value divided by the number of Fund shares outstanding.

Pricing of Securities Held by the Funds
--------------------------------------------------------------------------------

In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.

1) If market quotations are readily available for an investment, the Adviser uses market value as follows:

    o An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

    o   For any  equity  security  not traded on an  exchange  but traded in the
        over-the-counter   market,  the  value  will  be  the  last  sale  price
        available, or if no sale, at the latest available bid price.

    o Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

2) If there are any portfolio securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company.

3) If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

    o A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

    o The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

    o Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4)  For stock options and futures contracts, these valuations apply:

    o Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

    o When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

        o If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

        o If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

    o A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

    o Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

                       TAXATION OF THE INVESTMENT COMPANY

Taxes on Funds' Investment Earnings and Income
--------------------------------------------------------------------------------

Each Fund intends to qualify and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. A Fund will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company and satisfies certain minimum income distribution rules.

If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds' ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.

Income Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------

The Investment Company declares dividend distributions semi-annually (at the end of June and end of December) in the case of net investment income and annually (at the end of December) in the case of net realized short or long-term capital gains. A shareholder's dividend distributions are automatically reinvested in full or fractional shares of the Fund to which they relate, unless the shareholder elects on its application or an amendment to the application either
(1) to receive dividend distributions in cash or, (2) in the case of distributions by the Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity and Bond Funds, to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived).

Cash dividend distributions are paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund.

                            TAXATION OF SHAREHOLDERS

The discussion below provides information that may be helpful to a shareholder, but it is not a detailed explanation of the Federal income tax treatment of a shareholder. In addition, the discussion does not address state, local or foreign taxation. Potential purchasers of shares of a Fund are encouraged to consult their tax advisers regarding specific questions as to Federal, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well. Many of the rules set forth below do not apply to not-for-profit organizations and other entities that are not subject to Federal income taxation.

Characterization of Funds' distributions. Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

Passive Foreign Investment Company ("PFIC"). Due to investment laws in certain foreign countries, it is possible that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a PFIC for U.S. federal income tax purposes and may be subject to U.S. Federal income tax law in certain circumstances.

Foreign currency gains or losses. Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income.

Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

Taxation of Foreign Country Income. Investment income received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers held by any Fund will be limited, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

Redemptions and Exchanges. Redemptions and exchanges of a Fund's shares are taxable events, and shareholders may realize gains or losses on such events. A shareholder's loss realized on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

Original Issue Discount. The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and is subject to the distribution requirements of the Internal Revenue Code. A Fund, however, generally will not receive any cash income for the original issue discount income it earns in a taxable year. Accordingly, there is a risk that the Fund may have to sell other securities to satisfy distribution requirements under the Internal Revenue Code. Debt securities that a Fund acquires also may be subject to the market discount rules.

Capital gains rates for entities other than individuals. Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Dividends  received  deductions.  Certain  corporations  are  entitled  to a 70%
dividends received deduction for distributions from certain domestic corporations. The Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund and Aggressive Equity Fund will designate the portion of any distributions that qualify for the 70% dividends received deduction. The amount designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. (Since none of the income of the Bond Fund or the Money Market Fund is expected to be derived from dividends from domestic corporations, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund or the Money Market Fund will qualify for the dividends received deduction.)

Private Foundations. Private foundations and their managers are subject to excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes.

The factors that a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio. A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted. Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

Retirement Trusts, including Qualified Plans. The Funds may accept investments from tax-qualified pension, profit-sharing or stock bonus plans, governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit (a "Qualified Plan") is subject to certain requirements under the Employee Retirement Income Security Act of 1974, as amended (ERISA), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries.

In considering an investment in the Funds of a portion of the assets of any Qualified Plan, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code). Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.

Shareholder Withholding

The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to a shareholder who is not exempt from back-up withholding, because the shareholder has not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

                        YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

The following is an example of the calculation of the Money Market Fund's yield for the seven-day period ended December 26, 2000. Yields may fluctuate substantially from the example shown.

    1.  Value for December 19, 2000

    2. Value for December 26, 2000 (exclusive of capital changes and any non-investment income)

    3.  Net change equals Line 1 subtracted from Line 2

    4.  Base period return equals Line 3 divided by Line 1

    5.  Current yield equals Line 4 annualized (multiplied by 365/7)

The Money Market Fund calculates effective yield by following Steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

                Effective Yield = [(Base Period Return + 1) 365/7] -1

Calculation of Total Return and Average Annual Total Return. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash. Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):
         T = (ERV/P)1/n -1
Where:
         P = a hypothetical  initial  payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                           Average Annual Total Return
                      For Periods Ended December 31, 2000*

          Fund                                One Year         Life of Fund*
          ----                                -------          -------------
          Equity Index                          (9.1)%             (0.6)%
          All America                           (5.3)%             16.1%
          Mid-Cap Equity Index                   N/A               (5.4)%
          Aggressive Equity                      N/A               (6.7)%
          Bond                                   5.9%               5.2%
          Money Market                           6.1%               5.4%

                           Cumulative Total Return For
                        Periods Ended December 31, 2000*

          Fund                                One Year         Life of Fund*
          ----                                -------          -------------
          Equity Index                          (9.1)%             (0.9)%
          All America                           (5.3)%            100.9%
          Mid-Cap Equity Index                   N/A               (5.4)%
          Aggressive Equity                      N/A               (6.7)%
          Bond                                   5.9%              26.5%
          Money Market                           6.1%              21.3%

----------
* Dates the Funds commenced operations: All America and Bond Funds -- May 1, 1996; Money Market Fund -- May 1, 1997; Equity Index Fund -- May 3, 1999; Mid-Cap Equity Index Fund and Aggressive Equity Fund -- September 1, 2000.

Yield of The Bond Fund. Yield of the shares of the Bond Fund will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.

Comparative Indices for the Funds
--------------------------------------------------------------------------------

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

Equity Index Fund and All America Fund: Performance of each of these Funds is compared to the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index).

The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

Mid-Cap Equity Index Fund: Performance is compared to the Standard & Poor's MidCap 400 Index (the S&P MidCap 400 Index).

The S&P MidCap 400 Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations. A majority of the stocks are listed on the New York Stock Exchange and a significant portion are traded on the Nasdaq National Market (over-the-counter).

Aggressive Equity Fund: Performance is compared to the Russell 2000 Index.

The Russell 2000 Index is a market capitalization weighted index of the 2000 smallest companies in the Russell 3000 Index. The largest company in the Russell 2000 Index has a current market value of approximately $4 billion. The market capitalization of companies in the Index varies based on market conditions and the companies included in the Index, which is adjusted yearly.

Bond Fund: Performance is compared to the Lehman Brothers Government/Corporate Bond Index (the Lehman Government/Corporate Index).

The Lehman Government/Corporate Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

                      DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A   -- Bonds which are rated A possess many favorable  investment  attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade  obligations,
       i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  -- Bonds  which are rated Ba are  judged  to have  speculative  elements;
       their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   -- Bonds  which  are  rated  B  generally  lack  characteristics  of  the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's:

AAA -- Debt rated AAA has the highest  rating  assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is very strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A   -- Debt  rated  A has  a  strong  capacity  to  pay  interest  and  repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt  rated BBB is  regarded  as having an  adequate  capacity  to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly B speculative with respect to the issuer's capacity to pay interest and CCC repay principal in accordance with the terms of the obligation. BB
CC indicates the lowest degree of speculation and the highest degree of speculation. While such CC debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C   -- The rating C is  reserved  for income  bonds on which no  interest  is being paid.

D   -- Debt rated D is in default,  and payment of interest and/or  repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           DISTRIBUTION OF FUND SHARES

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the Distributor), an indirect, wholly-owned subsidiary of Mutual of America Life, serves as the principal underwriter and distributor of Fund shares. The Distributor and Mutual of America Life, whose address is 320 Park Avenue, New York, New York 10022, are affiliates of the Adviser.

The Distributor does not receive compensation for distributing Fund shares, and it is not obligated to distribute any specific amount of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Registered representatives of the Distributor, located in 36 field offices throughout the United States, participate in the distribution of shares of the Funds.

Shares of the Fund are offered on a continuous basis. There is no sales charge or deferred sales charge for the purchase of Fund shares.

                                  LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

                              INDEPENDENT AUDITORS

The financial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.


Arthur Andersen LLP have been selected as the independent auditors of the Investment Company for its fiscal year ending December 31, 2001. Their address is 1345 Avenue of the Americas, New York, New York 10105.

                                    CUSTODIAN

The Chase Manhattan Bank, 1285 Avenue of the Americas, New York, New York 10019, acts as Custodian of the Investment Company's

                        USE OF STANDARD & POOR'S INDEXES

The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Equity Index Fund, the All America Fund, the Mid-Cap Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund particularly or the ability of the S&P 500 Index or the S&P
MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and S&P MidCap 400 Index, which are determined, composed and calculated by S&P without regard to the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund. S&P has no obligation to take the needs of the Investment Company or the owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset values of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, the amount of the shares of such Funds or the timing of the issuance or sale of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund and S&P MidCap 400 Index, the All America Fund or the Mid-Cap Equity Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap 400 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Investment Company, owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, or any other person or entity from the use of the S&P 500 Index or the S&P MidCap 400 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or the S&P MidCap 400 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibilities of such damages.

                              FINANCIAL STATEMENTS

                                                                        Page
                                                                        ----

Financial statements of the Investment Company for the year ended December 31, 2000 are included as follows:

President's Message ...............................................       30

Portfolio Management Discussions ..................................       31

Portfolio of Investments in Securities:

  All America Fund ................................................       35

  Equity Index Fund ...............................................       43

  Mid-Cap Equity Index Fund .......................................       48

  Aggressive Equity Fund ..........................................       52

  Bond Fund .......................................................       54

  Money Market Fund ...............................................       56

Statement of Assets and Liabilities ...............................       58

Statement of Operations ...........................................       59

Statements of Changes in Net Assets ...............................       61

Financial Highlights ..............................................       63

Notes to Financial Statements .....................................       65

Report of Independent Public Accountants ..........................       69

================================================================================
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022
================================================================================

Dear Shareholder:

      We are pleased to present the Mutual of America Institutional Funds results for the year ending December 31, 2000. The Institutional Funds have been designed primarily as investment vehicles for institutions such as endowments, foundations, other not-for-profits as well as for corporations.

      2000 was a volatile year in both the stock and bond markets. The U.S. equities markets had a difficult year after a period of significant positive performance in recent years. It was a particularly difficult period for technology stocks. During the fourth quarter, the NASDAQ fell nearly 31% to end the year down 39%. The broad stock market, as measured by the S&P 500, declined 7.8% during the fourth quarter and was down 9.1% for the year. This rapid slowing of the economy prompted the Federal Reserve Bank to cut both the Federal Funds Rate and the Discount Rate as the new year dawned, following six successive increases which began in mid-1999.

      Some of the factors that increased uncertainties regarding the economy were and continue to be: a new administration, which will have to function without a majority in Congress and will make it difficult to accomplish some of the initiatives the President might wish, high energy prices and sluggishness in many global economies.

      The unemployment rate remained low at 4% in December. However, some of the data behind this number indicates some weaknesses that may be contributing to the drop in consumer confidence. The all important earnings season is underway now and this will give a preliminary indication of what companies are expecting for the coming year.

      The total return performance for each of the Mutual of America Institutional Funds, including the two new funds started on September 1, 2000, the Aggressive Equity Fund and the Mid-Cap Equity Index Fund, is reflected below.

                   Total Returns-Year Ended December 31, 2000

      All America Fund ...................................           -5.3%
      Equity Index Fund ..................................           -9.1%
      Mid-Cap Equity Index Fund ..........................           -5.4%
      Aggressive Equity Fund .............................           -6.7%
      Bond Fund ..........................................           +5.9%
      Money Market Fund ..................................           +6.1%

      As mentioned, the Mid-Cap Equity Index Fund and Aggressive Equity Fund commenced operations on September 1, 2000; their respective total returns shown above are from that date.

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than when purchased.

      On the pages which immediately follow are brief presentations and graphs for each Fund (except the Money Market Fund and the two newest funds) which illustrate each Fund's respective:

      o Historical total return achieved over specified periods, expressed as an average annual rate and as a cumulative rate;

      o Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

      o     Historical performance compared with an appropriate index.

      The portfolios of each Fund and financial statements are presented in the pages which then follow.

      Thank you for your continued investment in our Funds.

                                     Sincerely,

                                     /s/ Dolores Morrissey

                                     Dolores Morrissey
                                     Chairman of the Board and President,
                                     Mutual of America Institutional Funds, Inc.

                                ALL AMERICA FUND

      The All America Fund's investment objective is to outperform the Standard & Poor's 500 Index. The Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500 Index, while the remaining 40% of the Fund is actively managed. The actively managed portion of the Fund utilizes four different investment approaches, approximately equally distributed in large cap growth, small cap growth, large cap value and small cap value. Mutual of America Capital Management Corporation manages approximately one-half of these actively managed assets with two sub-advisors managing the remainder.

      The Fund's return for the twelve month period ended December 31, 2000 was -5.3% ahead of the benchmark S&P 500 Index's return of -9.1%. The internally managed large and small cap value portions, with positive performance, outperformed the growth portions of the Fund, which recorded negative returns.

[The following information was depicted as a line chart in the printed material]

                         GROWTH OF A $10,000 INVESTMENT

                             All America Fund               S & P 500
                             ----------------               ---------
   5/1996                         10,000                      10,000
   12/1996                        11,043                      11,515
   12/1997                        13,909                      15,356
   12/1998                        16,835                      19,744
   12/1999                        21,218                      23,898
   12/2000                        20,085                      21,721

--------------------------------------------------------------------------------
                                All America Fund

                                                Total Return
            Period                 Growth     -----------------
            Ended                    of       Cumu-     Average
            12/31/00              $10,000     lative    Annual
            ---------------------------------------------------
            1 Year                $ 9,466     -5.3%     -5.3%
            Since 5/1/96
              (Inception)         $20,085    100.9%     16.1%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  S&P 500 Index

                                                Total Return
            Period                 Growth     -----------------
            Ended                    of       Cumu-     Average
            12/31/00              $10,000     lative    Annual
            ---------------------------------------------------
            1 Year                $ 9,089     -9.1%     -9.1%
            Since 5/1/96
              (Inception)         $21,721    117.2%     18.1%
--------------------------------------------------------------------------------

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees, that reduce returns, while the performance return line of the index does not.

Past performance does not predict future performance.

                               EQUITY INDEX FUND

      The Equity Index Fund invests in the 500 stocks that comprise the S&P 500 Index. The S&P Index is a market-weighted index of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. The weightings make each company's influence on the Index's performance directly proportional to that company's market value. The companies included in the Index tend to be industry leaders. The Fund's performance for the twelve months ended December 31, 2000 was -9.1%, in line with the benchmark's return of -9.1%. Technology, which led the way in 1999, reversed its path and declined significantly during 2000. Concerns over declines in capital spending, emerging dot.com and telecommunications companies, and a possible economic slowdown caused investors to leave the highly valued stocks in this sector. Financials and Healthcare were among the best performing sectors in the Index. Utilities was the strongest sector, but with a small weight within the Index, its impact was muted.

[The following information was depicted as a line chart in the printed material]

                         GROWTH OF A $10,000 INVESTMENT

                             Equity Index Fund             S & P 500
                             -----------------             ---------
   5/1999                        10,000                      10,000
   12/1999                       10,895                      11,004
   12/2000                        9,908                      10,002

--------------------------------------------------------------------------------
                                Equity Index Fund

                                                Total Return
            Period                 Growth     -----------------
            Ended                    of       Cumu-     Average
            12/31/00              $10,000     lative    Annual
            ---------------------------------------------------
            1 Year                 $9,093     -9.1%     -9.1%
            Since 5/3/99
              (Inception)          $9,908     -0.9%     -0.6%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  S&P 500 Index

                                                Total Return
            Period                 Growth     -----------------
            Ended                    of       Cumu-     Average
            12/31/00              $10,000     lative    Annual
            ---------------------------------------------------
            1 Year                $ 9,089     -9.1%     -9.1%
            Since 5/3/99
              (Inception)         $10,002      0.0%      0.0%
--------------------------------------------------------------------------------

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

Past performance does not predict future performance.

                            MID-CAP EQUITY INDEX FUND

      The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P 400 Mid-Cap Index. The S&P Mid-Cap Index is a market-weighted index of 400 stocks that are traded on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. The weightings make each company's influence on the Index's performance directly proportional to that company's market value. The companies included in the Index tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

      In the year 2000, the S&P Mid-Cap Index outperformed both the larger cap S&P 500 and the S&P SmallCap Index as investors, appearing to have avoided higher valued large cap companies and many smaller cap companies continued their preference for attractive growth rates at lower price-earnings ratios. The Fund became available on September 1, 2000 and performance figures reflects returns from that date forward. The Fund returned -5.4% for the period in line with the index which returned -5.5% for the same period.

                             AGGRESSIVE EQUITY FUND

      The Fund's objective is capital appreciation through investing in both growth and value stock, with respective weightings determined by market conditions. The Fund became available on September 1, 2000 and performance figures reflect returns from that day forward. In the year 2000, Technology, the sector that had been leading the way for sometime reversed its path and fell significantly. Declines in capital spending, particularly in the Telecommunications sector appears to have been the catalyst for the decline in the Technology sector. Energy was the strongest sector, but with a small weighting within the Index, it did not contribute the most; Healthcare was the largest positive contributor. The Fund returned -6.7% for the four-month period, outperforming its benchmark, the Russell 2000 Index, which returned -10.3% for the same period.

                                MONEY MARKET FUND

      The Money Market Fund's investment objective is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. Through investing in high quality commercial paper, the Fund returned 6.1% for the year ended December 31, 2000. Short-term rates rose substantially during this period, as the Federal Reserve Board raised the Federal Funds rate in an attempt to quell prospective inflation. The seven-day effective yield as of February 13, 2001 is 5.4%. As with all performance reporting, this yield is not necessarily indicative of future annual yields.

                                    BOND FUND

      The Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Fund primarily invests in corporate and U.S. Government agency securities, which yield more than U.S. Treasury issues. For the twelve months ended December 31, 2000, the Fund returned 5.9%. The Fund's benchmark, the Lehman Brothers Government/Credit Index, which is over 50% invested in U.S. Government issues, returned 11.8% for the same period. The Fund overemphasized higher yielding, but lower quality, longer corporate bonds, which caused it to underperform its Index over the past twelve months.

[The following information was depicted as a line chart in the printed material]

                         GROWTH OF A $10,000 INVESTMENT

                                Bond Fund                  Lehman G/C
                                ---------                  ----------
   5/1996                         10,000                     10,000
   12/1996                        10,501                     10,610
   12/1997                        11,435                     11,646
   12/1998                        12,379                     12,748
   12/1999                        11,948                     12,474
   12/2000                        12,649                     13,951

--------------------------------------------------------------------------------
                                    Bond Fund

                                                 Total Return
            Period                 Growth     -----------------
            Ended                    of       Cumu-     Average
            12/31/00              $10,000     lative    Annual
            ---------------------------------------------------
            1 Year                $10,587      5.9%      5.9%
            Since 5/1/96
              (Inception)         $12,649     26.5%      5.2%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Lehman Brothers Gov't./Corp. Bond Index

                                                Total Return
            Period                 Growth    ------------------
            Ended                    of      Cumu-      Average
            12/31/00              $10,000    lative     Annual
            ---------------------------------------------------
            1 Year                $11,184     11.8%     11.8%
            Since 5/1/96
              (Inception)         $13,951     39.5%      7.4%
--------------------------------------------------------------------------------

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.


Past performance does not predict future performance.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS:
COMMON STOCKS
   Abbott Laboratories ................................      4,755   $   230,320
   Adaptec, Inc.* .....................................        314         3,219
   ADC Telecommunications, Inc.* ......................      2,380        43,138
   Adobe Systems, Inc. ................................        748        43,524
   Advanced Micro Devices, Inc.* ......................        944        13,039
   AES Corp.* .........................................      1,409        78,023
   Aetna Inc.* ........................................        435        17,862
   Aflac, Inc. ........................................        823        59,410
   Agilent Technologies, Inc.* ........................      1,396        76,431
   Air Products & Chemicals, Inc. .....................        711        29,151
   Alberto-Culver Co. .................................        174         7,449
   Albertson's, Inc. ..................................      1,311        34,742
   Alcan Aluminum Ltd. ................................      1,034        35,350
   ALCOA, Inc. ........................................      2,677        89,680
   Allegheny Energy, Inc. .............................        345        16,625
   Allegheny Technologies, Inc. .......................        292         4,636
   Allergan, Inc. .....................................        407        39,403
   Allied Waste Industries, Inc.* .....................        584         8,505
   Allstate Corp. .....................................      2,296       100,020
   Alltel Corp. .......................................        972        60,689
   Altera Corp.* ......................................      1,228        32,312
   Alza Corp.* ........................................        714        30,345
   Ambac Financial Group, Inc. ........................        330        19,243
   Amerada Hess Corp. .................................        282        20,604
   Ameren Corp. .......................................        424        19,637
   American Electric Power, Inc. ......................        997        46,361
   American Express Co. ...............................      4,118       226,233
   American General Corp. .............................        765        62,348
   American Greetings Corp. Cl A ......................        201         1,897
   American Home Products Corp. .......................      4,021       255,535
   American Int'l. Group, Inc. ........................      7,127       702,455
   American Power Conversion* .........................        585         7,239
   Amgen, Inc.* .......................................      3,160       202,043
   AMR Corp.* .........................................        459        17,987
   Amsouth Bancorporation .............................      1,211        18,468
   Anadarko Petroleum Corp. ...........................        751        53,382
   Analog Devices, Inc.* ..............................      1,091        55,846
   Andrew Corp.* ......................................        257         5,590
   Anheuser-Busch Cos., Inc. ..........................      2,786       126,763
   AOL Time Warner Inc.* ..............................      7,194       250,351
   Aon Corp. ..........................................        795        27,229
   Apache Corp. .......................................        378        26,484
   Apple Computer, Inc.* ..............................        994        14,786
   Applera Corp.-Applied Biosys Grp ...................        640        60,200
   Applied Materials, Inc.* ...........................      2,490        95,087
   Applied Micro Circuits, Corp.* .....................        915        68,668
   Archer-Daniels-Midland Co. .........................      1,978        29,670
   Ashland, Inc. ......................................        226         8,111
   AT&T Corp. .........................................     11,573       200,358
   Autodesk, Inc. .....................................        189         5,091
   Automatic Data Processing, Inc. ....................      1,926       121,940
   AutoZone, Inc.* ....................................        413        11,771
   AVAYA INC.* ........................................        857         8,838
   Avery Dennison Corp. ...............................        348        19,097
   Avon Products, Inc. ................................        751        35,954
   Baker Hughes, Inc. .................................      1,020        42,394
   Ball Corp. .........................................         95         4,376
   Bank of America Corp. ..............................      5,108       234,330
   Bank of New York Co., Inc. .........................      2,278       125,717
   Bank One Corp. .....................................      3,548       129,946
   Bard (C.R.), Inc. ..................................        158         7,357
   Barrick Gold Corp. .................................      1,220        19,984
   Bausch & Lomb, Inc. ................................        164         6,632
   Baxter International, Inc. .........................        901        79,570
   BB & T Corp. .......................................      1,212        45,223
   Bear Stearns Cos., Inc. ............................        342        17,335
   Becton Dickinson & Co. .............................        773        26,765
   Bed Bath & Beyond, Inc.* ...........................        866        19,377
   BellSouth Corp. ....................................      5,799       237,397
   Bemis Co. ..........................................        162         5,437
   Best Buy Co., Inc.* ................................        637        18,831
   Biogen, Inc.* ......................................        466        27,989
   Biomet, Inc. .......................................        525        20,836
   Black & Decker Corp. ...............................        270        10,598
   Block (H. & R.), Inc. ..............................        283        11,709
   BMC Software, Inc.* ................................        748        10,472
   Boeing Co. .........................................      2,797       184,602
   Boise Cascade Corp. ................................        178         5,985
   Boston Scientific Corp.* ...........................      1,284        17,575
   Briggs & Stratton Corp. ............................         73         3,239
   Bristol-Myers Squibb Co. ...........................      6,080       449,540
   Broadcom Corp. Cl A* ...............................        663        56,024
   Broadvision Inc.* ..................................        825         9,745
   Brown-Forman Corp. Cl B ............................        212        14,098
   Brunswick Corp. ....................................        285         4,685
   Burlington Northern Santa Fe .......................      1,216        34,428
   Burlington Resources, Inc. .........................        673        33,987
   Cabletron Systems, Inc.* ...........................        556         8,375
   Calpine Corp.* .....................................        845        38,078
   Campbell Soup Co. ..................................      1,327        45,947
   Capital One Financial Corp. ........................        612        40,277
   Cardinal Health, Inc. ..............................        849        84,582
   Carnival Corp. .....................................      1,864        57,435
   Caterpillar, Inc. ..................................      1,101        52,091
   Cendant Corp.* .....................................      2,206        21,233
   Centex Corp. .......................................        184         6,912
   CenturyTel, Inc. ...................................        432        15,444
   Ceridian Corp.* ....................................        449         8,952
   Charles Schwab Corp. ...............................      4,197       119,090
   Charter One Financial, Inc. ........................        679        19,616
   Chase Manhattan Corp. ..............................      4,031       183,159
   Chevron Corp. ......................................      2,010       169,719
   Chiron Corp.* ......................................        565        25,143
   Chubb Corp. ........................................        545        47,143
   CIGNA Corp. ........................................        502        66,415
   Cincinnati Financial Corp. .........................        509        20,137
   CINergy Corp. ......................................        493        17,317
   Circuit City Group, Inc. ...........................        629         7,234
   Cisco Systems, Inc.* ...............................     22,166       847,850
   Citigroup, Inc. ....................................     15,521       792,541
   Citrix Systems, Inc.* ..............................        556        12,510
   Clear Channel Communications* ......................      1,804        87,381
   Clorox Co. .........................................        732        25,986
   CMS Energy Corp. ...................................        395        12,517
   Coastal Corp. ......................................        662        58,463
   Coca-Cola Co. ......................................      7,640       465,563
   Coca-Cola Enterprises, Inc. ........................      1,317        25,023
   Colgate-Palmolive Co. ..............................      1,778       114,770
   Comcast Corp. Cl A* ................................      2,767       115,522
   Comerica, Inc. .....................................        485        28,797
   Compaq Computer Corp. ..............................      5,266        79,253
   Computer Associates Intl., Inc. ....................      1,815        35,393
   Computer Sciences Corp.* ...........................        515        30,964
   Compuware Corp.* ...................................      1,104         6,900
   Comverse Technology Inc.* ..........................        472        51,271
   ConAgra Foods Inc. .................................      1,649        42,874
   Conexant Systems, Inc.* ............................        670        10,301
   Conoco, Inc. .......................................      1,938        56,081

     The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Conseco, Inc. ......................................      1,013   $    13,359
   Consolidated Edison, Inc. ..........................        653        25,141
   Consolidated Stores Corp.* .........................        344         3,655
   Constellation Energy Group .........................        462        20,819
   Convergys Corp.* ...................................        488        22,113
   Cooper Industries, Inc. ............................        293        13,460
   Cooper Tire & Rubber Co. ...........................        237         2,518
   Coors (Adolph) Co. Cl B ............................        116         9,316
   Corning, Inc. ......................................      2,832       149,565
   Costco Wholesale Corp.* ............................      1,372        54,794
   Countrywide Credit Industries ......................        350        17,588
   Crane Co. ..........................................        205         5,830
   CSX Corp. ..........................................        676        17,534
   Cummins Engine Co., Inc. ...........................        129         4,894
   CVS Corp. ..........................................      1,213        72,704
   Dana Corp. .........................................        511         7,825
   Danaher Corp. ......................................        441        30,153
   Darden Restaurants, Inc. ...........................        413         9,447
   Deere & Co. ........................................        723        33,122
   Dell Computer Corp.* ...............................      7,923       138,157
   Delphi Automotive Systems Corp. ....................      1,748        19,665
   Delta Air Lines, Inc. ..............................        378        18,971
   Deluxe Corp. .......................................        227         5,736
   Devon Energy Corp. .................................        390        23,778
   Dillard's Inc. Cl A ................................        338         3,993
   Disney (Walt) Co. ..................................      6,404       185,316
   Dollar General Corp. ...............................      1,031        19,460
   Dominion Resources, Inc. ...........................        734        49,178
   Donnelley (R.R.) & Sons Co. ........................        392        10,584
   Dover Corp. ........................................        630        25,554
   Dow Chemical Co. ...................................      2,085        76,363
   Dow Jones & Co., Inc. ..............................        277        15,685
   DTE Energy Co. .....................................        450        17,522
   Du Pont (E.I.) de Nemours & Co. ....................      3,231       156,098
   Duke Energy Corp. ..................................      1,132        96,503
   Dynergy, Inc. ......................................        950        53,259
   Eastman Chemical Co. ...............................        244        11,895
   Eastman Kodak Co. ..................................        956        37,643
   Eaton Corp. ........................................        229        17,218
   Ecolab, Inc. .......................................        402        17,361
   Edison International* ..............................      1,025        16,016
   El Paso Energy Corp. ...............................        706        50,567
   Electronic Data Systems Corp. ......................      1,457        84,142
   EMC Corp.* .........................................      6,688       444,752
   Emerson Electric Co. ...............................      1,315       103,638
   Engelhard Corp. ....................................        389         7,926
   Enron Corp. ........................................      2,257       187,613
   Entergy Corp. ......................................        709        30,000
   EOG Resources, Inc. ................................        360        19,688
   Equifax, Inc. ......................................        438        12,565
   Exelon Corp.* ......................................      1,002        70,350
   Exxon Mobil Corp. ..................................     10,730       932,840
   Fannie Mae .........................................      3,106       269,446
   Federated Department Stores* .......................        649        22,715
   FedEx Corp.* .......................................        894        35,724
   Fifth Third Bancorp ................................      1,431        85,502
   First Data Corp. ...................................      1,271        66,966
   First Union Corp. ..................................      3,057        85,023
   Firstar Corp. ......................................      2,991        69,541
   FirstEnergy Corp. ..................................        721        22,757
   FleetBoston Financial Corp. ........................      2,778       104,349
   Fluor Corp.* .......................................        236         7,803
   FMC Corp.* .........................................         95         6,810
   Ford Motor Co. .....................................      5,809       136,148
   Forest Laboratories, Inc.* .........................        270        35,876
   Fortune Brands, Inc. ...............................        508        15,240
   FPL Group, Inc. ....................................        556        39,893
   Franklin Resources, Inc. ...........................        751        28,613
   Freddie Mac ........................................      2,152       148,219
   Freeport-McMoran Copper Cl B* ......................        506         4,333
   Gannett Co., Inc. ..................................        822        51,837
   Gap, Inc. ..........................................      2,623        66,887
   Gateway, Inc.* .....................................        979        17,612
   General Dynamics Corp. .............................        622        48,516
   General Electric Co. ...............................     30,493     1,461,758
   General Mills, Inc. ................................        899        40,062
   General Motors Corp. ...............................      1,649        83,996
   Genuine Parts Co. ..................................        551        14,429
   Georgia-Pacific Group ..............................        708        22,037
   Gillette Co. .......................................      3,218       116,250
   Global Crossing Ltd.* ..............................      2,716        38,873
   Golden West Financial Corp. ........................        501        33,818
   Goodrich (B.F.) Co. ................................        322        11,713
   Goodyear Tire & Rubber Co. .........................        485        11,150
   GPU, Inc. ..........................................        383        14,099
   Grainger (W.W.), Inc. ..............................        290        10,585
   Great Lakes Chemical Corp. .........................        179         6,657
   Guidant Corp.* .....................................        952        51,349
   Halliburton Co. ....................................      1,367        49,554
   Harcourt General, Inc. .............................        221        12,641
   Harley-Davidson, Inc. ..............................        938        37,286
   Harrah's Entertainment, Inc.* ......................        399        10,524
   Hartford Financial Svs Gp., Inc. ...................        663        46,824
   Hasbro, Inc. .......................................        531         5,642
   HCA - The Healthcare Company .......................      1,744        76,753
   HealthSouth Corp.* .................................      1,196        19,510
   Heinz (H.J.) Co. ...................................      1,086        51,517
   Hercules, Inc.* ....................................        330         6,291
   Hershey Food Corp. .................................        429        27,617
   Hewlett-Packard Co. ................................      6,166       194,614
   Hilton Hotels Corp. ................................      1,141        11,981
   Home Depot, Inc. ...................................      7,121       325,341
   Homestake Mining Co. ...............................        806         3,375
   Honeywell International, Inc. ......................      2,449       115,869
   Household International, Inc. ......................      1,454        79,970
   Humana, Inc.* ......................................        519         7,915
   Huntington Bancshares, Inc. ........................        784        12,691
   Illinois Tool Works, Inc. ..........................        931        55,453
   IMS Health, Inc. ...................................        955        25,785
   Inco Ltd.* .........................................        595         9,972
   Ingersoll Rand Co. .................................        507        21,231
   Intel Corp. ........................................     20,644       624,481
   International Paper Co. ............................      1,491        60,851
   Interpublic Group of Cos., Inc. ....................        930        39,583
   Intl. Business Machines Corp. ......................      5,465       464,525
   Intl. Flavors & Fragrances .........................        326         6,622
   Intuit, Inc.* ......................................        635        25,043
   ITT Industries, Inc. ...............................        272        10,540
   JDS Uniphase Corp.* ................................      2,876       119,893
   Jefferson-Pilot Corp. ..............................        325        24,294
   Johnson & Johnson ..................................      4,288       450,508
   Johnson Controls, Inc. .............................        265        13,780
   Kb Home* ...........................................        149         5,019
   Kellogg Co. ........................................      1,254        32,918
   Kerr-McGee Corp. ...................................        290        19,412
   KeyCorp ............................................      1,386        38,808
   Keyspan Corporation ................................        410        17,374
   Kimberly Clark Corp. ...............................      1,713       121,092

     The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Kinder Morgan, Inc. ................................        360   $    18,788
   King Pharmaceuticals Inc.* .........................        515        26,619
   KLA Tencor Corp.* ..................................        574        19,337
   Kmart Corp.* .......................................      1,538         8,171
   Knight-Ridder, Inc. ................................        240        13,650
   Kohl's Corp.* ......................................      1,009        61,549
   Kroger Co. .........................................      2,570        69,551
   Legget & Platt .....................................        608        11,514
   Lehman Brothers Holdings, Inc. .....................        744        50,313
   Lexmark Int'l., Inc.* ..............................        396        17,548
   Lilly (Eli) & Co. ..................................      3,482       324,044
   Limited, Inc. ......................................      1,330        22,693
   Lincoln National Corp. .............................        605        28,624
   Linear Technology Corp. ............................        957        44,261
   Liz Claiborne, Inc. ................................        184         7,659
   Lockheed Martin Corp. ..............................      1,323        44,916
   Loews Corp. ........................................        305        31,587
   Longs Drug Stores Corp. ............................        122         2,943
   Louisiana-Pacific Corp. ............................        331         3,351
   Lowe's Companies, Inc. .............................      1,183        52,644
   LSI Logic Corp.* ...................................        947        16,184
   Lucent Technologies ................................     10,286       138,861
   Manor Care, Inc.* ..................................        320         6,600
   Marriott International, Inc. .......................        739        31,223
   Marsh & McLennan Cos., Inc. ........................        827        96,759
   Masco Corp. ........................................      1,383        35,526
   Massey Energy Co. ..................................        236         3,009
   Mattel, Inc. .......................................      1,302        18,801
   Maxim Integrated Products, Inc.* ...................        876        41,884
   May Department Stores Co. ..........................        977        31,997
   Maytag Corp. .......................................        262         8,466
   MBIA, Inc. .........................................        310        22,979
   MBNA Corp. .........................................      2,631        97,183
   McDermott International, Inc.* .....................        185         1,989
   McDonald's Corp. ...................................      4,119       140,046
   McGraw-Hill Cos., Inc. .............................        607        35,585
   McKesson HBOC, Inc. ................................        871        31,260
   Mead Corp. .........................................        318         9,977
   Medimmune, Inc.* ...................................        644        30,711
   Medtronic, Inc. ....................................      3,698       223,267
   Mellon Financial Corp. .............................      1,514        74,470
   Merck & Co., Inc. ..................................      7,088       663,614
   Mercury Interactive Corp.* .........................        234        21,119
   Meredith Corp. .....................................        161         5,182
   Merrill Lynch & Co., Inc. ..........................      2,495       170,128
   Metlife Inc. .......................................      2,365        82,775
   MGIC Investment Corp. ..............................        328        22,120
   Micron Technology, Inc.* ...........................      1,711        60,741
   Microsoft Corp.* ...................................     16,422       714,313
   Millipore Corp. ....................................        141         8,883
   Minnesota Mining & Mfg. Co. ........................      1,221       147,131
   Molex Inc., Cl A ...................................        607        21,549
   Moody's Corp. ......................................        499        12,818
   Morgan (J.P.) & Co., Inc. ..........................        500        82,750
   Morgan Stanley Dean Witter .........................      3,489       276,503
   Motorola, Inc. .....................................      6,633       134,318
   Nabors Industries, Inc.* ...........................        450        26,618
   National City Corp. ................................      1,909        54,884
   National Semiconductor Corp.* ......................        530        10,666
   National Service Industries ........................        127         3,262
   Navistar International Corp.* ......................        199         5,211
   NCR Corp.* .........................................        300        14,738
   Network Appliance, Inc.* ...........................        939        60,316
   New York Times Co. Cl A ............................        531        21,273
   Newell Rubbermaid, Inc. ............................        822        18,701
   Newmont Mining Corp. ...............................        519         8,855
   Nextel Communications, Inc.* .......................      2,338        57,866
   Niagara Mohawk Holdings, Inc.* .....................        494         8,244
   Nicor, Inc. ........................................        147         6,349
   NIKE, Inc. Cl B ....................................        844        47,106
   NiSource, Inc. .....................................        628        19,311
   Nordstrom, Inc. ....................................        435         7,912
   Norfolk Southern Corp. .............................      1,176        15,656
   Nortel Networks Corp. ..............................      9,539       305,844
   Northern Trust Corp. ...............................        689        56,197
   Northrop Grumman Corp. .............................        216        17,928
   Novell, Inc.* ......................................      1,040         5,428
   Novellus Systems, Inc.* ............................        403        14,483
   Nucor Corp. ........................................        270        10,716
   Occidental Petroleum Corp. .........................      1,137        27,572
   Office Depot, Inc.* ................................        918         6,541
   Old Kent Financial Corp. ...........................        423        18,506
   Omnicom Group, Inc. ................................        549        45,498
   Oneok, Inc. ........................................         99         4,764
   Oracle Corp.* ......................................     17,239       501,008
   PACCAR, Inc. .......................................        244        12,017
   Pactiv Corp.* ......................................        531         6,571
   Pall Corp. .........................................        387         8,248
   Palm, Inc.* ........................................      1,725        48,839
   Parametric Technology Corp.* .......................        825        11,086
   Parker Hannifin Corp. ..............................        348        15,356
   Paychex, Inc. ......................................      1,144        55,627
   Penney (J.C.) Co., Inc. ............................        806         8,765
   Peoples Energy Corp.* ..............................        111         4,967
   Peoplesoft, Inc. ...................................        830        30,866
   PepsiCo, Inc. ......................................      4,442       220,157
   Perkin Elmer, Inc. .................................        142        14,910
   Pfizer, Inc. .......................................     19,401       892,458
   PG & E Corp.* ......................................      1,189        23,780
   Pharmacia Corp. ....................................      3,912       238,632
   Phelps Dodge Corp. .................................        252        14,065
   Phillip Morris Cos., Inc. ..........................      6,936       305,184
   Phillips Petroleum Co. .............................        785        44,647
   Pinnacle West Capital Corp. ........................        263        12,525
   Pitney Bowes, Inc. .................................        795        26,334
   Placer Dome, Inc. ..................................      1,008         9,702
   PNC Financial Services Group .......................        909        66,414
   Potlatch Corp. .....................................         90         3,021
   Power-One, Inc.* ...................................        225         8,845
   PPG Industries, Inc. ...............................        539        24,962
   PPL Corporation ....................................        446        20,154
   Praxair, Inc. ......................................        493        21,877
   Proctor & Gamble Co. ...............................      4,031       316,182
   Progress Energy, Inc. ..............................        633        31,136
   Progressive Corp. of Ohio ..........................        228        23,627
   Providian Financial Corp. ..........................        880        50,600
   Public Svc. Enterprise Group .......................        677        32,919
   Pulte Corp. ........................................        135         5,695
   QlLogic Corporation* ...............................        275        21,175
   Quaker Oats Co. ....................................        415        40,411
   Qualcomm, Inc.* ....................................      2,273       186,812
   Quintiles Transnational Corp.* .....................        356         7,454
   Qwest Communications Intl.* ........................      5,041       206,681
   Radioshack Corp. ...................................        575        24,617
   Ralston Purina Co. .................................        949        24,793
   Raytheon Co. .......................................      1,047        32,522
   Reebok International Ltd.* .........................        174         4,757
   Regions Financial Corp. ............................        677        18,491

     The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Reliant Energy, Inc. ...............................        916   $    39,674
   Robert Half Intl., Inc.* ...........................        550        14,575
   Rockwell Intl., Corp. ..............................        590        28,099
   Rohm Haas Co. ......................................        678        24,620
   Rowan Cos., Inc.* ..................................        285         7,695
   Royal Dutch Petroleum Co. (N.Y.) ...................      6,609       400,258
   Ryder System, Inc. .................................        207         3,441
   Sabre Group Holdings, Inc. .........................        400        17,250
   Safeco Corp. .......................................        403        13,249
   Safeway, Inc.* .....................................      1,531        95,688
   Sanmina Corp.* .....................................        459        35,171
   Sapient Corp.* .....................................        352         4,202
   Sara Lee Corp. .....................................      2,568        63,077
   SBC Communications, Inc. ...........................     10,485       500,659
   Schering-Plough Corp. ..............................      4,513       256,113
   Schlumberger, Ltd. .................................      1,755       140,290
   Scientific-Atlanta, Inc. ...........................        487        15,858
   Sealed Air Corp.* ..................................        259         7,900
   Sears Roebuck & Co. ................................      1,087        37,773
   Sempra Energy ......................................        633        14,717
   Sherwin-Williams Co. ...............................        513        13,498
   Siebel Systems, Inc.* ..............................      1,230        83,179
   Sigma-Aldrich Corp. ................................        264        10,379
   Snap-On, Inc. ......................................        182         5,073
   Solectron Corp.* ...................................      1,964        66,580
   Southern Co. .......................................      1,999        66,467
   SouthTrust Corp. ...................................        520        21,158
   Southwest Airlines Co. .............................      1,562        52,374
   Sprint Corp. (FON Grp.) ............................      2,696        54,763
   Sprint Corp. (PCS Grp.)* ...........................      2,821        57,654
   St. Jude Medical, Inc.* ............................        262        16,097
   St. Paul Companies, Inc. ...........................        654        35,520
   Stanley Works ......................................        277         8,639
   Staples, Inc.* .....................................      1,494        17,648
   Starbucks Corp.* ...................................        566        25,046
   Starwood Hotels & Resorts ..........................        595        20,974
   State Street Corp. .................................        496        61,608
   Stillwell Financial Inc. ...........................        685        27,015
   Stryker Corp. ......................................        600        30,354
   Summit Bancorp .....................................        541        20,659
   Sun Microsystems, Inc.* ............................      9,917       276,436
   Sunoco, Inc. .......................................        279         9,399
   Suntrust Banks, Inc. ...............................        932        58,716
   Supervalu, Inc. ....................................        433         6,008
   Symbol Technologies, Inc. ..........................        460        16,560
   Synovus Financial Corp. ............................        866        23,328
   Sysco Corp. ........................................      2,038        61,140
   T. Rowe Price Group, Inc. ..........................        371        15,681
   Target Corp. .......................................      2,811        90,655
   Tektronix, Inc.* ...................................        292         9,837
   Tellabs, Inc.* .....................................      1,263        71,360
   Temple-Inland, Inc. ................................        174         9,331
   Tenet Healthcare Corp. .............................        963        42,793
   Teradyne, Inc.* ....................................        531        19,780
   Texaco, Inc. .......................................      1,712       106,358
   Texas Instruments, Inc. ............................      5,314       251,751
   Textron, Inc. ......................................        461        21,437
   The CIT Group, Inc. ................................        814        16,382
   Thermo Electron Corp.* .............................        530        15,768
   Thomas & Betts Corp. ...............................        181         2,930
   Tiffany & Co. ......................................        449        14,200
   Time Warner, Inc. ..................................      4,056       211,885
   Timken Co. .........................................        192         2,904
   TJX Companies, Inc. ................................        960        26,640
   Torchmark Corp. ....................................        407        15,644
   Tosco Corp. ........................................        445        15,102
   Toys R Us, Inc.* ...................................        632        10,547
   Transocean Sedco Forex, Inc. .......................        640        29,440
   Tribune Co. ........................................        951        40,180
   Tricon Global Restaurants Inc.* ....................        479        15,807
   TRW, Inc. ..........................................        377        14,609
   Tupperware Corp. ...................................        179         3,658
   TXU Corp. ..........................................        813        36,026
   Tyco International Ltd. ............................      5,387       298,979
   U.S. Bancorp .......................................      2,318        67,657
   Unilever N.V .......................................      1,769       111,336
   Union Carbide Corp. ................................        415        22,332
   Union Pacific Corp. ................................        770        39,078
   Union Planters Corp. ...............................        438        15,659
   Unisys Corp.* ......................................        958        14,011
   United Technologies Corp. ..........................      1,451       114,085
   UnitedHealth Group Inc. ............................      1,002        61,498
   Unocal Corp. .......................................        751        29,054
   UNUMProvident Corp. ................................        743        19,968
   US Airways Group Inc.* .............................        222         9,005
   USA Education Inc. .................................        493        33,524
   UST, Inc. ..........................................        531        14,901
   USX-Marathon Group .................................        961        26,668
   USX-U.S. Steel Group ...............................        274         4,932
   V F Corp. ..........................................        366        13,264
   Veritas Software Corp.* ............................      1,227       107,363
   Verizon Communications .............................      8,384       420,248
   Viacom, Inc. Cl B* .................................      4,714       220,380
   Visteon Corp. ......................................        401         4,612
   Vitesse Semiconductor Corp.* .......................        550        30,422
   Vulcan Materials Co. ...............................        310        14,841
   Wachovia Corp. .....................................        627        36,444
   Walgreen Co. .......................................      3,099       129,577
   Wal-Mart Stores, Inc. ..............................     13,737       729,778
   Washington Mutual, Inc. ............................      1,688        89,570
   Waste Management, Inc. .............................      1,918        53,225
   Watson Pharmaceuticals, Inc.* ......................        313        16,022
   Wellpoint Health Networks Inc.* ....................        199        22,935
   Wells Fargo & Company ..............................      5,264       293,139
   Wendy's International, Inc. ........................        371         9,739
   Westvaco Corp. .....................................        310         9,048
   Weyerhaeuser Co. ...................................        727        36,895
   Whirlpool Corp. ....................................        232        11,064
   Willamette Industries, Inc. ........................        347        16,287
   Williams Cos., Inc. ................................      1,345        53,716
   Winn-Dixie Stores, Inc. ............................        464         8,990
   WorldCom Inc.* .....................................      8,824       123,536
   Worthington Industries, Inc. .......................        278         2,241
   Wrigley (Wm.) Jr. Co. ..............................        359        34,397
   Xcel Energy, Inc. ..................................      1,034        30,051
   Xerox Corp. ........................................      2,055         9,504
   Xilinx, Inc.* ......................................        984        45,387
   Yahoo!, Inc.* ......................................      1,675        50,538
                                                                     -----------
TOTAL INDEXED ASSETS -- COMMON STOCKS
  (COST: $29,820,863) 55.8% ...........................              $36,236,142
                                                                     -----------

----------
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                         Discount                   Face
                                                           Rate      Maturity       Amount         Value
                                                         --------    ---------     --------      --------
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
   U.S. Government (0.5%)
   U.S. Treasury Bill (a) ............................    5.98%       01/11/01    $200,000      $   199,596
   U.S. Treasury Bill (a) ............................    6.15        01/18/01     100,000           99,672
                                                                                                -----------
                                                                                                    299,268
                                                                                                -----------
COMMERCIAL PAPER (0.6%)
   Avery Dennison Corp. ..............................    6.50        01/02/01     408,000          407,779
                                                                                                -----------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $707,047) 1.1% .................................................................          707,047
                                                                                                -----------
TOTAL INDEXED ASSETS
   (Cost: $30,527,910) 56.9% .............................................................      $36,943,189
                                                                                                -----------

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2000:

                              Expiration   Underlying Face   Unrealized
                                 Date      Amount at Value   Gain/(Loss)
                              ----------   ---------------   ----------
PURCHASED
3 S&P 500 Stock Index
  Futures Contracts .......   March 2001      $1,001,250      $(19,504)
                                              ==========      ========

Face value of futures purchased and outstanding as a percentage of total investments in securities: 1.5%.

(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
ACTIVE ASSETS:
COMMON STOCKS
BASIC MATERIALS (0.4%)
   Lone Star Technologies, Inc.* ......................      1,850   $    71,225
   Sigma-Aldrich Corp. ................................      1,740        68,404
   TETRA Tech, Inc.* ..................................      3,780       120,488
                                                                     -----------
                                                                         260,117
                                                                     -----------
CONSUMER, CYCLICAL (3.2%)
   American Eagle Outfitters* .........................      2,190        92,527
   Barnes & Noble, Inc.* ..............................      5,860       155,290
   Bed Bath & Beyond, Inc.* ...........................      4,080        91,290
   California Pizza Kitchen Inc.* .....................      1,150        32,487
   Comcast Corp. Cl A* ................................      2,250        93,937
   Corning, Inc. ......................................        985        52,020
   Harrah's Entertainment, Inc.* ......................      8,290       218,648
   J. Jill Group Inc.* ................................      3,930        60,915
   Krispy Kreme Doughnuts Inc.* .......................        300        24,900
   Marriott International, Inc. .......................      2,440       103,090
   MGM Mirage .........................................      3,300        93,019
   Orient Express Hotels Ltd.* ........................      2,500        53,905
   Park Place Entertainment* ..........................      7,380        88,098
   Pulte Corp. ........................................      1,400        59,063
   Reebok International Ltd.* .........................     14,040       383,854
   Scholastic Corp.* ..................................      2,410       213,585
   Skywest, Inc. ......................................      1,200        34,500
   Starbucks Corp.* ...................................      1,500        66,374
   Telewest Communications Plc-ADR* ...................      1,760        27,720
   The Cheesecake Factory, Inc.* ......................      2,425        93,058
   Toll Brothers, Inc.* ...............................      1,470        60,086
                                                                     -----------
                                                                       2,098,366
                                                                     -----------
CONSUMER, NON-CYCLICAL (0.7%)
   Alberto-Culver Co. .................................      3,025       129,507
   Kroger Co.* ........................................      4,490       121,511
   Safeway, Inc.* .....................................      1,265        79,063
   Whole Foods Market, Inc.* ..........................      2,370       144,866
                                                                     -----------
                                                                         474,947
                                                                     -----------
ENERGY (2.3%)
   Core Laboratories N.V.* ............................        890        24,307
   Cross Timbers Oil Co. ..............................      2,150        59,662
   Exxon Mobil Corp. ..................................      2,980       259,073
   Forest Oil Corp.* ..................................        660        24,338
   Grant Prideco, Inc.* ...............................      3,230        70,858
   Grey Wolf Inc.* ....................................     11,450        67,269
   Kinder Morgan, Inc. ................................      2,390       124,728
   Midcoast Energy Res., Inc. .........................        650        14,178
   Mitchell Energy & Dev. Corp. .......................      1,050        64,313
   Murphy Oil Corp. ...................................        670        40,492
   National-Oilwell Inc.* .............................      2,540        98,266
   Ocean Energy, Inc. .................................      2,870        49,866
   Patterson Energy, Inc.* ............................      1,300        48,424
   Precision Drilling Corp.* ..........................        920        34,558
   Pride International, Inc.* .........................      1,075        26,472
   Royal Dutch Petroleum Co. (N.Y.) ...................      2,710       164,124
   Spinnaker Expl. Co.* ...............................      1,260        53,550
   St. Mary Land & Exploration ........................      1,790        59,629
   Swift Enegry Co.* ..................................      1,250        47,031
   UTI Energy Corp.* ..................................      1,550        50,956
   Varco International, Inc.* .........................      1,080        23,490
   Veritas DGC, Inc.* .................................        700        22,610
   Westport Resources Corp.* ..........................      2,820        61,864
                                                                     -----------
                                                                       1,490,058
                                                                     -----------
FINANCIAL (10.1%)
   Affiliated Managers Group* .........................      1,100        60,363
   Allstate Corp. .....................................      3,240       141,143
   American General Corp. .............................      1,380       112,470
   American Int'l. Group, Inc. ........................      3,300       325,256
   Annuity Life Re Holdings ...........................      2,745        87,668
   Arden Realty Group .................................      1,970        49,496
   Astoria Financial Corp. ............................      1,380        74,951
   Bank One Corp. .....................................      4,130       151,261
   Banknorth Group, Inc. ..............................      7,110       141,756
   Berkley (W.R.) Corp. ...............................      4,160       196,300
   Blackrock Inc.* ....................................      2,900       121,800
   Boston Private Finl. Holdings ......................      7,110       141,311
   Boston Properties ..................................      3,210       139,635
   Citigroup, Inc. ....................................      8,733       445,929
   City National Corp. ................................      2,850       110,616
   Cullen/Frost Bankers, Inc. .........................      5,010       209,481
   Federated Investors Inc. ...........................      5,700       166,013
   Fifth Third Bancorp ................................      3,950       236,013
   First Essex Bancorp Inc. ...........................      6,775       135,923
   First Midwest Bancorp ..............................      4,360       125,350
   Gallagher (Arthur J.) & Co. ........................      2,680       170,514
   Greater Bay Bancorp ................................      1,000        41,000
   HCC Insurance Holdings, Inc. .......................      3,040        81,890
   Hilb, Rogal & Hamilton Co. .........................      2,820       112,448
   Investors Financial Services .......................      1,500       129,000
   Jefferson-Pilot Corp. ..............................      1,915       143,146
   Kimco Realty Corp. .................................      2,320       102,515
   Mellon Financial Corp. .............................      3,020       148,546
   Mercantile Bankshares Corp. ........................      3,540       152,884
   MGIC Investment Corp. ..............................        990        66,763
   Morgan Stanley Dean Witter .........................      3,800       301,150
   New York Community Bancorp, Inc. ...................        915        33,626
   Partnerre Ltd. .....................................      2,350       143,350
   Progressive Corp. of Ohio ..........................      1,370       141,966
   RenaissanceRe Holdings Ltd. ........................        940        73,614
   Richmond County Finl. Corp. ........................      6,640       173,470
   Safeco Corp. .......................................      4,780       157,143
   Silicon Valley Bancshares* .........................      1,340        46,314
   SL Green Realty Corp. ..............................      4,330       121,240
   Southwest Bancorp of Texas* ........................      5,550       238,303
   Spieker Properties, Inc. ...........................      2,390       119,799
   Sterling Bancshares, Inc. ..........................      7,900       156,025
   Triad Guaranty* ....................................      2,820        93,413
   Washington Federal Inc. ............................      5,540       157,544
   XL Capital Limited .................................      3,170       276,979
                                                                     -----------
                                                                       6,555,377
                                                                     -----------
HEALTHCARE (5.0%)
   Advance PCS* .......................................      1,400        63,700
   Alza Corp.* ........................................      1,000        42,500
   American Home Products Corp. .......................      1,190        75,625
   Amerisource Health Corp. Cl A* .....................      3,950       199,475
   Apria Healthcare Group, Inc.* ......................      3,050        90,738
   Aurora Biosciences Corp.* ..........................      1,700        53,444
   Avant Immunotherapeutics Inc.* .....................      1,150         7,906
   Bindley Western Industries Inc. ....................      3,760       156,275
   Davita Inc.* .......................................      5,270        90,248
   Dentsply International, Inc. .......................      1,885        73,751
   Enzon, Inc.* .......................................      1,640       101,783
   Express Scripts, Inc. Cl A* ........................      1,085       110,941
   Health Management Associates* ......................      4,350        90,263
   Henry Schein, Inc.* ................................      2,315        80,156

     The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
ACTIVE ASSETS (CONTINUED):
HEALTHCARE (CONTINUED)
   HS Resources, Inc.* ................................      1,380   $    58,478
   IDEC Pharmaceuticals Corp.* ........................        300        56,869
   Impath Inc.* .......................................      1,300        86,450
   Inverness Med. Technology Inc.* ....................      1,000        38,938
   Laboratory Corp. of America* .......................      2,000       352,000
   Lifepoint Hospitals Inc.* ..........................      5,410       271,176
   Lilly (Eli) & Co. ..................................      1,100       102,369
   Lincare Holdings, Inc.* ............................      1,430        81,599
   Mid Atlantic Medical Svcs., Inc.* ..................      3,300        65,381
   Minimed, Inc.* .....................................      1,500        63,047
   Myriad Genetics Inc.* ..............................      1,000        82,750
   NPS Pharmaceuticals Inc.* ..........................      1,050        50,400
   Orthodontic Centers of America* ....................      2,840        88,750
   Oxford Health Plans, Inc.* .........................      4,480       176,960
   Pharmacopeia Inc.* .................................        380         8,289
   Province Healthcare Co.* ...........................      3,325       130,922
   Rehabcare Group Inc.* ..............................      1,118        57,437
   Triad Hospitals, Inc.* .............................      2,770        90,198
   Wellpoint Health Networks Inc.* ....................      1,285       148,096
                                                                     -----------
                                                                       3,246,914
                                                                     -----------
INDUSTRIAL (6.2%)
   Alabany Molecular Research Inc.* ...................        800        49,300
   Ameren Corp. .......................................      1,090        50,481
   Arnold Industries, Inc. ............................      3,685        66,330
   BISYS Group, Inc.* .................................      2,050       106,856
   C.H. Robinson Worldwide, Inc. ......................      2,300        72,305
   Cal Dive International, Inc.* ......................      3,340        88,928
   Cell Therapeutics Inc.* ............................      1,100        49,569
   Cintas Corp. .......................................      2,090       111,161
   Computer Sciences Corp.* ...........................        940        56,518
   Concord Camera Corp.* ..............................      2,560        42,240
   Corporate Executive Board Co.* .....................      1,750        69,590
   D.R. Horton, Inc. ..................................      2,510        61,338
   Documentum, Inc.* ..................................      2,045       101,611
   DuPont Photomasks, Inc.* ...........................        479        25,312
   EGL Inc.* ..........................................        600        14,363
   Engelhard Corp. ....................................      3,305        67,339
   Exar Corp.* ........................................        500        15,492
   Expeditors Int'l. Wash., Inc. ......................      2,195       117,844
   FactSet Research Systems, Inc. .....................      3,400       126,038
   FedEx Corp.* .......................................      2,115        84,515
   Flextronics International Ltd.* ....................      2,800        79,800
   Forward Air Corporation* ...........................      3,000       111,938
   Foundry Networks* ..................................     17,000       255,000
   FuelCell Energy Inc.* ..............................        650        44,566
   Genzyme Corporation* ...............................        171        15,379
   Goodrich (B.F.) Co. ................................      2,280        82,935
   Heartland Express Inc.* ............................      3,160        72,088
   Henry (Jack) & Associates ..........................      1,175        72,997
   Hexcel Corp.* ......................................      5,360        47,905
   Integrated Circuit Systems Inc.* ...................      3,400        56,313
   Juniper Networks Inc.* .............................      2,500       315,156
   Keithley Instruments Inc. ..........................        850        36,603
   Mettler-Toledo International* ......................        750        40,781
   Newport Corp. ......................................      2,000       157,219
   Oak Technology, Inc.* ..............................      1,100         9,556
   Omi Corp.* .........................................     14,180        91,284
   Pactiv Corp.* ......................................      5,570        68,928
   Plantronics Inc.* ..................................      1,050        49,350
   Proxim, Inc.* ......................................        700        30,100
   Research In Motion Ltd.* ...........................      1,300       104,000
   Shaw Group Inc.* ...................................      3,400       170,000
   SMTC Corporation* ..................................      1,500        20,438
   Specialty Laboratories* ............................      2,800        92,750
   Teekay Shipping Corp. ..............................      2,370        90,060
   Tyco International Ltd. ............................      2,410       133,755
   Unilever N.V. (N.Y.) ...............................      1,940       122,099
   United Parcel Service Cl B .........................      2,875       169,086
   United Technologies Corp. ..........................      1,550       121,869
                                                                     -----------
                                                                       4,039,085
                                                                     -----------
TECHNOLOGY (8.5%)
   3Com Corp.* ........................................      7,030        59,755
   Actel Corp.* .......................................        400         9,675
   Actuate Corporation* ...............................      2,900        55,463
   Adaptec, Inc.* .....................................      7,290        74,723
   Applied Materials, Inc.* ...........................      7,400       282,588
   Applied Micro Circuits, Corp.* .....................      1,000        75,047
   Artesyn Technologies Inc.* .........................      2,200        34,925
   Aspen Technology, Inc.* ............................      1,900        63,175
   Atmel Corp.* .......................................     17,600       204,600
   Aviron* ............................................        750        50,109
   Avocent Corp.* .....................................      1,350        36,450
   Brocade Communication Sys.* ........................      2,400       220,350
   Ciena Corp.* .......................................      6,400       520,800
   Cisco Systems, Inc.* ...............................     21,800       833,850
   Computer Network Tech. Corp.* ......................      1,228        35,382
   Comverse Technology Inc.* ..........................        705        76,581
   Cytyc Corp.* .......................................        700        43,794
   DDI Corp.* .........................................      1,800        49,050
   Digital Lightwave, Inc.* ...........................        850        26,934
   Elantec Semiconductor Inc.* ........................      1,000        27,750
   EMC Corp.* .........................................      3,000       199,500
   Evolve Software Inc.* ..............................        200           975
   Exult Inc.* ........................................      4,700        62,275
   Herley Industries Inc.* ............................      1,435        23,857
   Information Corp.* .................................      2,300        90,994
   Informax Inc.* .....................................      1,195        12,398
   Intel Corp. ........................................     11,400       344,850
   Interwoven Inc.* ...................................      1,350        89,016
   Intuit, Inc.* ......................................      1,365        53,832
   Investment Technology Grp., Inc.* ..................      1,000        41,750
   JDS Uniphase Corp.* ................................      5,400       225,114
   Linear Technology Corp. ............................      8,000       370,000
   Manugistics Group, Inc.* ...........................      1,000        57,000
   Maxim Integrated Products, Inc.* ...................      7,400       353,814
   Micromuse, Inc.* ...................................      1,650        99,593
   Microsoft Corp.* ...................................      1,300        56,546
   Microtune Inc.* ....................................      2,050        33,953
   MRV Communications Inc.* ...........................      2,600        34,775
   Netegrity Inc.* ....................................        900        48,938
   Plexus Corp.* ......................................      1,950        59,262
   Speechworks Intl Inc.* .............................      1,200        58,875
   Sun Microsystems, Inc.* ............................      3,100        86,413
   Sungard Data Sys. Inc.* ............................      2,405       113,336
   Telecommunications Systems Inc.* ...................      1,000         3,375
   Varian Semiconductor Equip.* .......................        650        15,438
   Xilinx, Inc.* ......................................      3,900       179,888
                                                                     -----------
                                                                       5,496,768
                                                                     -----------
TELECOMMUNICATIONS (0.7%)
   Qualcomm, Inc.* ....................................        705        57,942
   SBC Communications, Inc. ...........................      5,680       271,220
   Verizon Communications .............................      2,405       120,551
                                                                     -----------
                                                                         449,713
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                               December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
ACTIVE ASSETS (CONTINUED):
UTILITIES (0.2%)
   NSTAR ..............................................        900   $    38,588
   Public Svc. Enterprise Group .......................      1,290        62,726
                                                                     -----------
                                                                         101,314
                                                                     -----------
TOTAL ACTIVE ASSETS --
COMMON STOCKS
   (Cost: $20,695,817) 37.3% ..........................               24,212,659
                                                                     -----------

                                                         Discount                   Face
                                                           Rate      Maturity       Amount         Value
                                                         --------    ---------     --------      --------
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (5.8%)
   AEP Credit Inc. ...................................    6.60%       01/05/01    $  100,000    $    99,890
   Avery Dennison Corp. ..............................    6.50        01/02/01     1,013,000      1,012,451
   Cooperative Assn. of Tractor Dealers, Inc. ........    6.80        01/04/01       100,000         99,906
   Cooperative Assn. of Tractor Dealers, Inc. ........    6.72        01/12/01       150,000        149,635
   Countrywide Funding Corp. .........................    6.56        01/08/01       300,000        299,507
   General Reinsurance ...............................    6.51        01/05/01       300,000        299,673
   Honeywell International ...........................    6.52        01/12/01       300,000        299,293
   Verizon Network Funding ...........................    6.45        01/02/01     1,502,000      1,501,193
                                                                                                -----------
TOTAL ACTIVE ASSETS -- SHORT-TERM DEBT SECURITIES
   (Cost: $3,761,548) 5.8% .................................................................      3,761,548
                                                                                                -----------
TOTAL ACTIVE ASSETS
   (Cost: $24,457,365) 43.1% ...............................................................     27,974,207
                                                                                                -----------
TOTAL INVESTMENTS
   (Cost: $54,985,275) 100.0% ..............................................................    $64,917,396
                                                                                                ===========

----------
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS:
COMMON STOCKS
   Abbott Laboratories ................................      4,189   $   202,905
   Adaptec, Inc.* .....................................        279         2,860
   ADC Telecommunications, Inc.* ......................      2,096        37,990
   Adobe Systems, Inc. ................................        658        38,287
   Advanced Micro Devices, Inc.* ......................        832        11,492
   AES Corp.* .........................................      1,243        68,831
   Aetna Inc.* ........................................        383        15,727
   Aflac, Inc. ........................................        726        52,408
   Agilent Technologies, Inc.* ........................      1,222        66,905
   Air Products & Chemicals, Inc. .....................        626        25,666
   Alberto-Culver Co. .................................        152         6,508
   Albertson's, Inc. ..................................      1,155        30,608
   Alcan Aluminum Ltd. ................................        913        31,213
   ALCOA, Inc. ........................................      2,363        79,161
   Allegheny Energy, Inc. .............................        305        14,697
   Allegheny Technologies, Inc. .......................        257         4,080
   Allergan, Inc. .....................................        359        34,756
   Allied Waste Industries, Inc.* .....................        515         7,500
   Allstate Corp. .....................................      2,024        88,171
   Alltel Corp. .......................................        856        53,447
   Altera Corp.* ......................................      1,082        28,470
   Alza Corp.* ........................................        628        26,690
   Ambac Financial Group, Inc. ........................        285        16,619
   Amerada Hess Corp. .................................        247        18,046
   Ameren Corp. .......................................        374        17,321
   American Electric Power, Inc. ......................        874        40,641
   American Express Co. ...............................      3,629       199,368
   American General Corp. .............................        675        55,013
   American Greetings Corp. Cl A ......................        176         1,661
   American Home Products Corp. .......................      3,560       226,238
   American Int'l. Group, Inc. ........................      6,281       619,071
   American Power Conversion* .........................        515         6,373
   Amgen, Inc.* .......................................      2,784       178,002
   AMR Corp.* .........................................        404        15,832
   Amsouth Bancorporation .............................      1,066        16,257
   Anadarko Petroleum Corp. ...........................        659        46,842
   Analog Devices, Inc.* ..............................        951        48,679
   Andrew Corp.* ......................................        225         4,894
   Anheuser-Busch Cos., Inc. ..........................      2,454       111,657
   AOL Time Warner Inc.* ..............................      6,342       220,702
   Aon Corp. ..........................................        700        23,975
   Apache Corp. .......................................        331        23,191
   Apple Computer, Inc.* ..............................        878        13,060
   Applera Corp.-Applied Biosys Grp ...................        562        52,863
   Applied Materials, Inc.* ...........................      2,195        83,822
   Applied Micro Circuits, Corp.* .....................        800        60,038
   Archer-Daniels-Midland Co. .........................      1,742        26,129
   Ashland, Inc. ......................................        197         7,070
   AT&T Corp. .........................................     10,226       177,038
   Autodesk, Inc. .....................................        167         4,499
   Automatic Data Processing, Inc. ....................      1,705       107,948
   AutoZone, Inc.* ....................................        395        11,258
   Avaya Inc.* ........................................        755         7,786
   Avery Dennison Corp. ...............................        307        16,847
   Avon Products, Inc. ................................        661        31,645
   Baker Hughes, Inc. .................................        897        37,282
   Ball Corp ..........................................         82         3,777
   Bank of America Corp. ..............................      4,502       206,529
   Bank of New York Co., Inc. .........................      2,007       110,761
   Bank One Corp. .....................................      3,127       114,526
   Bard (C.R.), Inc. ..................................        140         6,519
   Barrick Gold Corp. .................................      1,076        17,625
   Bausch & Lomb, Inc. ................................        157         6,349
   Baxter International, Inc. .........................        794        70,120
   BB & T Corp. .......................................      1,064        39,701
   Bear Stearns Cos., Inc. ............................        301        15,257
   Becton Dickinson & Co. .............................        682        23,614
   Bed Bath & Beyond, Inc.* ...........................        762        17,050
   BellSouth Corp. ....................................      5,132       210,091
   Bemis Co. ..........................................        142         4,766
   Best Buy Co., Inc.* ................................        560        16,555
   Biogen, Inc.* ......................................        411        24,686
   Biomet, Inc. .......................................        460        18,256
   Black & Decker Corp. ...............................        237         9,302
   Block (H. & R.), Inc. ..............................        252        10,427
   BMC Software, Inc.* ................................        661         9,254
   Boeing Co. .........................................      2,465       162,690
   Boise Cascade Corp. ................................        156         5,246
   Boston Scientific Corp.* ...........................      1,132        15,494
   Briggs & Stratton Corp. ............................         64         2,840
   Bristol-Myers Squibb Co. ...........................      5,359       396,231
   Broadcom Corp. Cl A* ...............................        588        49,686
   Broadvision Inc.* ..................................        730         8,623
   Brown-Forman Corp. Cl B ............................        187        12,436
   Brunswick Corp. ....................................        251         4,126
   Burlington Northern Santa Fe .......................      1,164        32,956
   Burlington Resources, Inc. .........................        594        29,997
   Cabletron Systems, Inc.* ...........................        492         7,411
   Calpine Corp.* .....................................        745        33,572
   Campbell Soup Co. ..................................      1,167        40,407
   Capital One Financial Corp. ........................        538        35,407
   Cardinal Health, Inc. ..............................        748        74,520
   Carnival Corp. .....................................      1,683        51,857
   Caterpillar, Inc. ..................................        970        45,893
   Cendant Corp.* .....................................      1,938        18,653
   Centex Corp. .......................................        162         6,085
   CenturyTel, Inc. ...................................        381        13,621
   Ceridian Corp.* ....................................        395         7,875
   Charles Schwab Corp. ...............................      3,699       104,959
   Charter One Financial, Inc. ........................        598        17,267
   Chase Manhattan Corp. ..............................      3,552       161,394
   Chevron Corp. ......................................      1,771       149,539
   Chiron Corp.* ......................................        500        22,250
   Chubb Corp. ........................................        480        41,520
   CIGNA Corp. ........................................        442        58,477
   Cincinnati Financial Corp. .........................        448        17,724
   CINergy Corp. ......................................        433        15,209
   Circuit City Group, Inc. ...........................        555         6,383
   Cisco Systems, Inc.* ...............................     19,541       747,443
   Citigroup, Inc. ....................................     13,678       698,433
   Citrix Systems, Inc.* ..............................        489        11,003
   Clear Channel Communications* ......................      1,594        77,209
   Clorox Co. .........................................        646        22,933
   CMS Energy Corp. ...................................        347        10,996
   Coastal Corp. ......................................        582        51,398
   Coca-Cola Co. ......................................      6,734       410,353
   Coca-Cola Enterprises, Inc. ........................      1,161        22,059
   Colgate-Palmolive Co. ..............................      1,567       101,150
   Comcast Corp. Cl A* ................................      2,439       101,828
   Comerica, Inc. .....................................        427        25,353
   Compaq Computer Corp. ..............................      4,634        69,742
   Computer Associates Intl., Inc. ....................      1,601        31,220
   Computer Sciences Corp.* ...........................        454        27,297
   Compuware Corp.* ...................................        976         6,100
   Comverse Technology Inc.* ..........................        418        45,405
   ConAgra Foods Inc. .................................      1,452        37,752
   Conexant Systems, Inc.* ............................        591         9,087
   Conoco, Inc. .......................................      1,707        49,396

     The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Conseco, Inc. ......................................        892   $    11,763
   Consolidated Edison, Inc. ..........................        603        23,216
   Consolidated Stores Corp.* .........................        302         3,209
   Constellation Energy Group .........................        407        18,340
   Convergys Corp.* ...................................        428        19,394
   Cooper Industries, Inc. ............................        257        11,806
   Cooper Tire & Rubber Co. ...........................        208         2,210
   Coors (Adolph) Co. Cl B ............................        101         8,112
   Corning, Inc. ......................................      2,497       131,873
   Costco Wholesale Corp.* ............................      1,210        48,324
   Countrywide Credit Industries ......................        309        15,527
   Crane Co. ..........................................        181         5,147
   CSX Corp. ..........................................        596        15,459
   Cummins Engine Co., Inc. ...........................        114         4,325
   CVS Corp. ..........................................      1,068        64,013
   Dana Corp. .........................................        450         6,891
   Danaher Corp. ......................................        389        26,598
   Darden Restaurants, Inc. ...........................        360         8,235
   Deere & Co. ........................................        637        29,183
   Dell Computer Corp.* ...............................      6,984       121,784
   Delphi Automotive Systems Corp. ....................      1,541        17,336
   Delta Air Lines, Inc. ..............................        334        16,763
   Deluxe Corp. .......................................        201         5,079
   Devon Energy Corp. .................................        345        21,035
   Dillard's Inc. Cl A ................................        295         3,485
   Disney (Walt) Co. ..................................      5,621       162,658
   Dollar General Corp. ...............................        906        17,101
   Dominion Resources, Inc. ...........................        666        44,622
   Donnelley (R.R.) & Sons Co. ........................        346         9,342
   Dover Corp. ........................................        555        22,512
   Dow Chemical Co. ...................................      1,836        67,244
   Dow Jones & Co., Inc. ..............................        244        13,817
   DTE Energy Co. .....................................        396        15,419
   Du Pont (E.I.) de Nemours & Co. ....................      2,847       137,546
   Duke Energy Corp. ..................................        997        84,994
   Dynergy, Inc. ......................................        840        47,093
   Eastman Chemical Co. ...............................        214        10,433
   Eastman Kodak Co. ..................................        842        33,154
   Eaton Corp. ........................................        201        15,113
   Ecolab, Inc. .......................................        354        15,288
   Edison International* ..............................        948        14,813
   El Paso Energy Corp. ...............................        622        44,551
   Electronic Data Systems Corp. ......................      1,285        74,209
   EMC Corp.* .........................................      5,895       392,018
   Emerson Electric Co. ...............................      1,159        91,344
   Engelhard Corp. ....................................        344         7,009
   Enron Corp. ........................................      1,989       165,336
   Entergy Corp. ......................................        625        26,445
   EOG Resources, Inc. ................................        315        17,227
   Equifax, Inc. ......................................        386        11,073
   Exelon Corp.* ......................................        883        61,995
   Exxon Mobil Corp. ..................................      9,457       822,168
   Fannie Mae .........................................      2,737       237,435
   Federated Department Stores* .......................        572        20,020
   FedEx Corp.* .......................................        815        32,567
   Fifth Third Bancorp ................................      1,262        75,405
   First Data Corp. ...................................      1,120        59,010
   First Union Corp. ..................................      2,694        74,927
   Firstar Corp. ......................................      2,674        62,171
   FirstEnergy Corp. ..................................        636        20,074
   FleetBoston Financial Corp. ........................      2,448        91,953
   Fluor Corp.* .......................................        207         6,844
   FMC Corp.* .........................................         84         6,022
   Ford Motor Co. .....................................      5,119       119,977
   Forest Laboratories, Inc.* .........................        240        31,890
   Fortune Brands, Inc. ...............................        448        13,440
   FPL Group, Inc. ....................................        489        35,086
   Franklin Resources, Inc. ...........................        688        26,213
   Freddie Mac ........................................      1,896       130,587
   Freeport-McMoran Copper Cl B* ......................        447         3,827
   Gannett Co., Inc. ..................................        724        45,657
   Gap, Inc. ..........................................      2,334        59,517
   Gateway, Inc.* .....................................        863        15,525
   General Dynamics Corp. .............................        547        42,666
   General Electric Co. ...............................     26,875     1,288,319
   General Mills, Inc. ................................        792        35,294
   General Motors Corp. ...............................      1,453        74,012
   Genuine Parts Co. ..................................        485        12,701
   Georgia-Pacific Group ..............................        623        19,391
   Gillette Co. .......................................      2,837       102,487
   Global Crossing Ltd.* ..............................      2,402        34,379
   Golden West Financial Corp. ........................        441        29,768
   Goodrich (B.F.) Co. ................................        286        10,403
   Goodyear Tire & Rubber Co. .........................        427         9,817
   GPU, Inc. ..........................................        337        12,406
   Grainger (W.W.), Inc. ..............................        255         9,308
   Great Lakes Chemical Corp. .........................        157         5,838
   Guidant Corp.* .....................................        838        45,200
   Halliburton Co. ....................................      1,205        43,681
   Harcourt General, Inc. .............................        195        11,154
   Harley-Davidson, Inc. ..............................        824        32,754
   Harrah's Entertainment, Inc.* ......................        352         9,284
   Hartford Financial Svs. Gp., Inc. ..................        584        41,245
   Hasbro, Inc. .......................................        468         4,973
   HCA - The Healthcare Company .......................      1,537        67,643
   HealthSouth Corp.* .................................      1,053        17,177
   Heinz (H.J.) Co. ...................................        977        46,346
   Hercules, Inc.* ....................................        290         5,528
   Hershey Food Corp. .................................        377        24,269
   Hewlett-Packard Co. ................................      5,434       171,511
   Hilton Hotels Corp. ................................      1,006        10,563
   Home Depot, Inc. ...................................      6,276       286,735
   Homestake Mining Co. ...............................        711         2,977
   Honeywell International, Inc. ......................      2,157       102,053
   Household International, Inc. ......................      1,281        70,455
   Humana, Inc.* ......................................        457         6,969
   Huntington Bancshares, Inc. ........................        690        11,169
   Illinois Tool Works, Inc. ..........................        819        48,782
   IMS Health, Inc. ...................................        841        22,707
   Inco Ltd.* .........................................        525         8,799
   Ingersoll Rand Co. .................................        446        18,676
   Intel Corp. ........................................     18,194       550,369
   International Paper Co. ............................      1,314        53,628
   Interpublic Group of Cos. Inc. .....................        820        34,901
   Intl. Business Machines Corp. ......................      4,816       409,360
   Intl. Flavors & Fragrances .........................        287         5,830
   Intuit, Inc.* ......................................        560        22,085
   ITT Industries, Inc. ...............................        240         9,300
   JDS Uniphase Corp.* ................................      2,536       105,720
   Jefferson-Pilot Corp. ..............................        286        21,379
   Johnson & Johnson ..................................      3,779       397,031
   Johnson Controls, Inc. .............................        233        12,116
   Kb Home* ...........................................        131         4,413
   Kellogg Co. ........................................      1,106        29,033
   Kerr-McGee Corp. ...................................        256        17,136
   KeyCorp ............................................      1,222        34,216
   Keyspan Corporation ................................        365        15,467
   Kimberly Clark Corp. ...............................      1,510       106,742

     The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Kinder Morgan, Inc. ................................        315   $    16,439
   King Pharmaceuticals Inc.* .........................        450        23,259
   KLA Tencor Corp.* ..................................        491        16,541
   Kmart Corp.* .......................................      1,347         7,156
   Knight-Ridder, Inc. ................................        211        12,001
   Kohl's Corp.* ......................................        888        54,168
   Kroger Co.* ........................................      2,267        61,351
   Legget & Platt .....................................        536        10,151
   Lehman Brothers Holdings, Inc. .....................        654        44,227
   Lexmark Int'l, Inc.* ...............................        349        15,465
   Lilly (Eli) & Co. ..................................      3,069       285,609
   Limited, Inc. ......................................      1,172        19,997
   Lincoln National Corp. .............................        533        25,218
   Linear Technology Corp. ............................        840        38,850
   Liz Claiborne, Inc. ................................        162         6,743
   Lockheed Martin Corp. ..............................      1,167        39,620
   Loews Corp. ........................................        269        27,858
   Longs Drug Stores Corp. ............................        107         2,581
   Louisiana-Pacific Corp. ............................        291         2,946
   Lowe's Companies, Inc. .............................      1,042        46,369
   LSI Logic Corp.* ...................................        835        14,270
   Lucent Technologies ................................      9,069       122,432
   Manor Care, Inc.* ..................................        281         5,796
   Marriott International, Inc. .......................        651        27,505
   Marsh & McLennan Cos., Inc. ........................        727        85,059
   Masco Corp. ........................................      1,219        31,313
   Massey Energy Co. ..................................        207         2,639
   Mattel, Inc. .......................................      1,147        16,563
   Maxim Integrated Products, Inc.* ...................        768        36,720
   May Department Stores Co. ..........................        857        28,067
   Maytag Corp. .......................................        231         7,464
   MBIA, Inc. .........................................        272        20,162
   MBNA Corp. .........................................      2,316        85,547
   McDermott International, Inc.* .....................        164         1,763
   McDonald's Corp. ...................................      3,630       123,420
   McGraw-Hill Cos., Inc. .............................        535        31,364
   McKesson HBOC, Inc. ................................        768        27,564
   Mead Corp. .........................................        280         8,785
   Medimmune, Inc.* ...................................        568        27,087
   Medtronic, Inc. ....................................      3,258       196,702
   Mellon Financial Corp. .............................      1,335        65,665
   Merck & Co., Inc. ..................................      6,247       584,875
   Mercury Interactive Corp.* .........................        204        18,411
   Meredith Corp. .....................................        141         4,538
   Merrill Lynch & Co., Inc. ..........................      2,108       143,739
   MetLife Inc. .......................................      2,085        72,975
   MGIC Investment Corp. ..............................        289        19,489
   Micron Technology, Inc.* ...........................      1,508        53,534
   Microsoft Corp.* ...................................     14,478       629,758
   Millipore Corp. ....................................        124         7,812
   Minnesota Mining & Mfg. Co. ........................      1,076       129,658
   Molex Inc., Cl A ...................................        535        18,993
   Moody's Corp. ......................................        440        11,303
   Morgan (J.P.) & Co., Inc. ..........................        441        72,986
   Morgan Stanley Dean Witter .........................      3,075       243,694
   Motorola, Inc. .....................................      5,846       118,382
   Nabors Industries, Inc.* ...........................        400        23,660
   National City Corp. ................................      1,682        48,358
   National Semiconductor Corp.* ......................        467         9,398
   National Service Industries ........................        111         2,851
   Navistar International Corp.* ......................        175         4,583
   NCR Corp.* .........................................        264        12,969
   Network Appliance, Inc.* ...........................        828        53,186
   New York Times Co. Cl A ............................        467        18,709
   Newell Rubbermaid, Inc. ............................        724        16,471
   Newmont Mining Corp. ...............................        457         7,798
   Nextel Communications, Inc.* .......................      2,061        51,010
   Niagara Mohawk Holdings, Inc.* .....................        512         8,544
   Nicor, Inc. ........................................        129         5,571
   NIKE, Inc. Cl B ....................................        764        42,641
   NiSource, Inc. .....................................        556        17,097
   Nordstrom, Inc. ....................................        378         6,875
   Norfolk Southern Corp. .............................      1,038        13,818
   Nortel Networks Corp. ..............................      8,410       269,646
   Northern Trust Corp. ...............................        607        49,508
   Northrop Grumman Corp. .............................        190        15,770
   Novell, Inc.* ......................................        908         4,739
   Novellus Systems, Inc.* ............................        355        12,758
   Nucor Corp. ........................................        238         9,446
   Occidental Petroleum Corp. .........................      1,002        24,299
   Office Depot, Inc.* ................................        898         6,398
   Old Kent Financial Corp. ...........................        373        16,319
   Omnicom Group, Inc. ................................        484        40,112
   Oneok, Inc. ........................................         86         4,139
   Oracle Corp.* ......................................     15,198       441,692
   PACCAR, Inc. .......................................        214        10,540
   Pactiv Corp.* ......................................        467         5,779
   Pall Corp. .........................................        340         7,246
   Palm, Inc.* ........................................      1,520        43,035
   Parametric Technology Corp.* .......................        734         9,863
   Parker Hannifin Corp. ..............................        306        13,502
   Paychex, Inc. ......................................      1,009        49,063
   Penney (J.C.) Co., Inc. ............................        710         7,721
   Peoples Energy Corp. ...............................         97         4,341
   Peoplesoft, Inc.* ..................................        731        27,184
   PepsiCo, Inc. ......................................      3,915       194,037
   Perkin Elmer, Inc. .................................        126        13,230
   Pfizer, Inc. .......................................     17,099       786,554
   PG & E Corp.* ......................................      1,047        20,940
   Pharmacia Corp. ....................................      3,448       210,328
   Phelps Dodge Corp. .................................        221        12,350
   Phillip Morris Cos., Inc. ..........................      6,037       265,628
   Phillips Petroleum Co. .............................        691        39,301
   Pinnacle West Capital Corp. ........................        232        11,049
   Pitney Bowes, Inc. .................................        725        24,016
   Placer Dome, Inc. ..................................        887         8,537
   PNC Financial Services Group .......................        802        58,596
   Potlatch Corp. .....................................         79         2,651
   Power-One, Inc.* ...................................        200         7,863
   PPG Industries, Inc. ...............................        475        21,998
   PPL Corporation ....................................        392        17,714
   Praxair, Inc. ......................................        433        19,214
   Proctor & Gamble Co. ...............................      3,553       278,688
   Progress Energy, Inc. ..............................        558        27,447
   Progressive Corp. of Ohio ..........................        200        20,725
   Providian Financial Corp. ..........................        774        44,505
   Public Svc. Enterprise Group .......................        596        28,981
   Pulte Corp. ........................................        119         5,020
   QlLogic Corporation* ...............................        240        18,480
   Quaker Oats Co. ....................................        366        35,639
   Qualcomm, Inc.* ....................................      2,004       164,704
   Quintiles Transnational Corp.* .....................        314         6,574
   Qwest Communications Intl.* ........................      4,441       182,081
   Radioshack Corp. ...................................        527        22,562
   Ralston Purina Co. .................................        832        21,736
   Raytheon Co. .......................................        922        28,640
   Reebok International Ltd.* .........................        154         4,210
   Regions Financial Corp. ............................        596        16,278

     The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
   Reliant Energy, Inc. ...............................        807   $    34,953
   Robert Half Intl., Inc.* ...........................        485        12,853
   Rockwell Intl., Corp. ..............................        519        24,717
   Rohm Haas Co. ......................................        597        21,679
   Rowan Cos., Inc.* ..................................        252         6,804
   Royal Dutch Petroleum Co. (N.Y)  ...................      5,825       352,777
   Ryder System, Inc. .................................        176         2,926
   Sabre Group Holdings, Inc. .........................        353        15,223
   Safeco Corp. .......................................        355        11,671
   Safeway, Inc.* .....................................      1,349        84,313
   Sanmina Corp.* .....................................        404        30,957
   Sapient Corp.* .....................................        312         3,725
   Sara Lee Corp. .....................................      2,363        58,041
   SBC Communications, Inc. ...........................      9,241       441,258
   Schering-Plough Corp. ..............................      3,978       225,752
   Schlumberger, Ltd. .................................      1,547       123,663
   Scientific-Atlanta, Inc. ...........................        430        14,002
   Sealed Air Corp.* ..................................        229         6,985
   Sears Roebuck & Co. ................................        958        33,291
   Sempra Energy ......................................        557        12,950
   Sherwin-Williams Co. ...............................        452        11,893
   Siebel Systems, Inc.* ..............................      1,084        73,306
   Sigma-Aldrich Corp. ................................        232         9,121
   Snap-On, Inc. ......................................        160         4,460
   Solectron Corp.* ...................................      1,732        58,715
   Southern Co. .......................................      1,762        58,587
   SouthTrust Corp. ...................................        457        18,594
   Southwest Airlines Co. .............................      1,377        46,171
   Sprint Corp. (FON Grp.) ............................      2,376        48,263
   Sprint Corp. (PCS Grp.)* ...........................      2,487        50,828
   St. Jude Medical, Inc.* ............................        230        14,131
   St. Paul Companies, Inc. ...........................        576        31,284
   Stanley Works ......................................        244         7,610
   Staples, Inc.* .....................................      1,265        14,943
   Starbucks Corp.* ...................................        499        22,081
   Starwood Hotels & Resorts ..........................        525        18,506
   State Street Corp. .................................        437        54,280
   Stillwell Financial Inc. ...........................        603        23,781
   Stryker Corp. ......................................        530        26,813
   Summit Bancorp .....................................        476        18,177
   Sun Microsystems, Inc.* ............................      8,743       243,711
   Sunoco, Inc. .......................................        246         8,287
   Suntrust Banks, Inc. ...............................        822        51,786
   Supervalu, Inc. ....................................        382         5,300
   Symbol Technologies, Inc. ..........................        400        14,400
   Synovus Financial Corp. ............................        763        20,553
   Sysco Corp. ........................................      1,796        53,880
   T. Rowe Price Group, Inc. ..........................        327        13,821
   Target Corp.* ......................................      2,477        79,883
   Tektronix, Inc. ....................................        260         8,759
   Tellabs, Inc.* .....................................      1,113        62,885
   Temple-Inland, Inc. ................................        152         8,151
   Tenet Healthcare Corp. .............................        849        37,727
   Teradyne, Inc.* ....................................        467        17,396
   Texaco, Inc. .......................................      1,508        93,685
   Texas Instruments, Inc. ............................      4,686       221,999
   Textron, Inc. ......................................        406        18,879
   The CIT Group, Inc. ................................        719        14,470
   Thermo Electron Corp.* .............................        471        14,012
   Thomas & Betts Corp. ...............................        159         2,574
   Tiffany & Co. ......................................        389        12,302
   Time Warner, Inc. ..................................      3,575       186,758
   Timken Co. .........................................        170         2,571
   TJX Companies, Inc. ................................        846        23,477
   Torchmark Corp. ....................................        359        13,799
   Tosco Corp. ........................................        392        13,304
   Toys R Us, Inc.* ...................................        558         9,312
   Transocean Sedco Forex, Inc. .......................        566        26,036
   Tribune Co. ........................................        838        35,406
   Tricon Global Restaurants Inc.* ....................        420        13,860
   TRW, Inc. ..........................................        332        12,865
   Tupperware Corp. ...................................        157         3,209
   TXU Corp. ..........................................        717        31,772
   Tyco International Ltd. ............................      4,749       263,570
   U.S. Bancorp .......................................      2,043        59,630
   Unilever N.V.(N.Y.) ................................      1,559        98,120
   Union Carbide Corp. ................................        366        19,695
   Union Pacific Corp. ................................        678        34,409
   Union Planters Corp. ...............................        386        13,800
   Unisys Corp.* ......................................        845        12,358
   United Technologies Corp. ..........................      1,279       100,561
   UnitedHealth Group Inc. ............................        882        54,133
   Unocal Corp. .......................................        661        25,572
   UNUMProvident Corp. ................................        655        17,603
   US Airways Group Inc.* .............................        196         7,950
   USA Education Inc. .................................        435        29,580
   UST, Inc. ..........................................        467        13,105
   USX-Marathon Group .................................        847        23,504
   USX-U.S. Steel Group ...............................        241         4,338
   V F Corp. ..........................................        322        11,669
   Veritas Software Corp.* ............................      1,082        94,675
   Verizon Communications .............................      7,390       370,424
   Viacom, Inc. Cl B* .................................      4,154       194,200
   Visteon Corp. ......................................        353         4,060
   Vitesse Semiconductor Corp.* .......................        485        26,827
   Vulcan Materials Co. ...............................        272        13,022
   Wachovia Corp. .....................................        552        32,085
   Walgreen Co. .......................................      2,735       114,357
   Wal-Mart Stores, Inc. ..............................     12,107       643,184
   Washington Mutual, Inc. ............................      1,488        78,957
   Waste Management, Inc. .............................      1,689        46,870
   Watson Pharmaceuticals, Inc.* ......................        277        14,179
   Wellpoint Health Networks Inc.* ....................        175        20,169
   Wells Fargo & Company ..............................      4,641       258,446
   Wendy's International, Inc. ........................        326         8,558
   Westvaco Corp. .....................................        274         7,997
   Weyerhaeuser Co. ...................................        641        32,531
   Whirlpool Corp. ....................................        203         9,681
   Willamette Industries, Inc. ........................        305        14,316
   Williams Cos., Inc. ................................      1,185        47,326
   Winn-Dixie Stores, Inc. ............................        406         7,866
   WorldCom Inc.* .....................................      7,777       108,878
   Worthington Industries, Inc. .......................        245         1,975
   Wrigley (Wm.) Jr. Co. ..............................        316        30,277
   Xcel Energy, Inc. ..................................        910        26,447
   Xerox Corp. ........................................      1,811         8,376
   Xilinx, Inc.* ......................................        870        40,129
   Yahoo!, Inc.* ......................................      1,476        44,534
                                                                     -----------
TOTAL INDEXED ASSETS -- COMMON STOCKS
   (Cost: $33,417,837) 97.2% ..........................               31,942,006
                                                                     -----------

----------
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                           Discount                     Face
                                             Rate        Maturity      Amount        Value
                                           --------      ---------    --------     --------
SHORT-TERM DEBT SECURITIES:
U.S. Government (0.5%)
   U.S. Treasury Bill (a) ..............     6.17%       01/25/01   $    50,000   $    49,775
   U.S. Treasury Bill (a) ..............     5.90        03/15/01       100,000        98,832
                                                                                  -----------
                                                                                      148,607
                                                                                  -----------
COMMERCIAL PAPER (2.3%)
Avery Dennison Corp. ...................     6.50        01/02/01       772,000       771,582
                                                                                  -----------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $920,123) 2.8% ......................................................       920,189
                                                                                  -----------
TOTAL INVESTMENTS
   (Cost: $34,337,960) 100.0% .................................................   $32,862,195
                                                                                  ===========

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2000:

                                      Expiration   Underlying Face   Unrealized
                                         Date      Amount at Value   Gain/(Loss)
                                      -----------  ---------------   ----------
PURCHASED
  2 S&P 500 Stock Index
    Futures Contracts .............    March 2001     $667,500        $ (1,256)
                                                      ========        ========

Face value of futures purchased and outstanding as a percentage of total investments in securities: 2.0%.

(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

     MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS:
COMMON STOCKS
   3Com Corp.* ........................................      8,879   $    75,472
   A. Schulman, Inc. ..................................        760         8,740
   Abercrombie & Fitch Co. Cl A* ......................      2,581        51,620
   ACNielsen Corp.* ...................................      1,459        52,889
   Acxiom Corp.* ......................................      2,191        85,312
   Adtran, Inc.* ......................................        978        20,782
   Advanced Fibre Communication* ......................      2,020        36,486
   Affiliated Computer Svcs.* .........................      1,253        76,041
   AGCO Corp. .........................................      1,508        18,284
   AGL Resources, Inc. ................................      1,374        30,314
   Airborne Freight Corp. .............................      1,240        12,090
   Airgas, Inc.* ......................................      1,669        11,370
   AK Steel Holding Corp. .............................      2,812        24,605
   Alaska Air Group, Inc.* ............................        669        19,903
   Albany International Corp. Cl A* ...................        774        10,401
   Albemarle Corp. ....................................      1,158        28,660
   Alexander & Baldwin, Inc. ..........................      1,053        27,641
   Allamerica Financial Corp. .........................      1,358        98,455
   Allete .............................................      1,873        46,474
   Alliant Energy Corp. ...............................      1,999        63,718
   American Eagle Outfitters* .........................      1,180        49,855
   American Financial Group ...........................      1,482        39,366
   American Standard Cos., Inc.* ......................      1,777        87,628
   American Water Works Co. ...........................      2,474        72,674
   Americredit Corp.* .................................      2,010        54,773
   Amerisource Health Corp. Cl A* .....................      1,325        66,912
   Ametek, Inc. .......................................        809        20,983
   ANTEC Corp.* .......................................        954         7,543
   Apogent Technologies Inc.* .........................      2,646        54,243
   Apollo Group, Inc. Cl A* ...........................      1,905        93,702
   Apria Healthcare Group, Inc.* ......................      1,324        39,389
   Arrow Electronics, Inc.* ...........................      2,443        69,931
   Arvinmeritor, Inc. .................................      1,832        20,839
   Associated Banc-Corp ...............................      1,750        53,156
   Astoria Financial Corp. ............................      1,300        70,606
   Atlas Air, Inc.* ...................................        948        30,928
   Atmel Corp. ........................................     11,751       136,605
   Avnet, Inc. ........................................      2,232        47,988
   Avocent Corp.* .....................................      1,074        28,998
   Bandag, Inc. .......................................        526        21,336
   Banknorth Group, Inc. ..............................      3,726        74,287
   Banta Corp. ........................................        638        16,218
   Barnes & Noble, Inc.* ..............................      1,658        43,937
   Barr Laboratories, Inc.* ...........................        910        66,373
   Beckman Coulter, Inc. ..............................      1,486        62,319
   Belo Corporation ...................................      2,866        45,856
   Bergen Brunswig Corp. ..............................      3,404        53,885
   BISYS Group, Inc.* .................................      1,425        74,278
   BJ Services Co.* ...................................      2,099       144,569
   BJ's Wholesale Club, Inc.* .........................      1,861        71,416
   Black Hills Corp. ..................................        541        24,210
   Blyth, Inc. ........................................      1,217        29,360
   Bob Evans Farms, Inc. ..............................        935        19,927
   Borders Group, Inc.* ...............................      1,966        22,978
   Borg-Warner, Inc. ..................................        670        26,800
   Bowater, Inc. ......................................      1,304        73,513
   Brinker International, Inc.* .......................      1,651        69,755
   BroadWing, Inc.* ...................................      5,403       123,256
   C.H. Robinson Worldwide, Inc. ......................      2,140        67,276
   Cabot Corp. ........................................      1,697        44,758
   Cabot Microelectronics Corp.* ......................        595        30,903
   Cadence Design Systems, Inc.* ......................      6,217       170,967
   Callaway Golf Co. ..................................      1,945        36,225
   Carlisle Companies, Inc. ...........................        766        32,890
   Carpenter Technology Corp. .........................        556        19,460
   Carter-Wallace, Inc. ...............................      1,139        38,014
   Catalina Marketing Corp.* ..........................      1,390        54,123
   CBRL Group, Inc. ...................................      1,477        26,863
   CDW Computers Centers, Inc.* .......................      2,199        61,297
   CheckFree Corp.* ...................................      1,894        81,560
   ChoicePoint, Inc.* .................................      1,035        67,857
   Chris-Craft Industries, Inc.* ......................        883        58,719
   Church & Dwight ....................................        965        21,471
   Cintas Corp. .......................................      4,238       225,409
   Cirrus Logic, Inc.* ................................      1,950        36,562
   City National Corp. ................................      1,202        46,653
   Claire's Stores, Inc. ..............................      1,296        23,247
   Clayton Homes, Inc. ................................      3,492        40,158
   Cleco Corporation ..................................        568        31,098
   CNF Transportation, Inc. ...........................      1,228        41,521
   Comdisco, Inc. .....................................      3,854        44,080
   CommScope, Inc.* ...................................      1,292        21,399
   Compass Bancshares Inc. ............................      3,053        72,890
   Concord EFS, Inc.* .................................      5,373       236,076
   Conectiv, Inc. .....................................      2,289        45,923
   Cooper Cameron Corp.* ..............................      1,329        87,797
   COR Therapeutics Inc.* .............................      1,350        47,503
   Covance, Inc.* .....................................      1,447        15,555
   Credence Systems Corp.* ............................      1,258        28,934
   Crompton Corp. .....................................      2,882        30,261
   CSG Systems Intl., Inc.* ...........................      1,320        61,958
   Cypress Semiconductor Corp.* .......................      3,314        65,244
   Cytec Industries, Inc.* ............................      1,046        41,774
   Dallas Semiconductor Corp. .........................      1,600        41,000
   Dean Foods Co. .....................................        909        27,895
   Dentsply International, Inc. .......................      1,313        51,371
   DeVry, Inc.* .......................................      1,761        66,478
   Dial Corp. .........................................      2,401        26,411
   Diebold, Inc. ......................................      1,801        60,108
   Dime Bancorp, Inc. .................................      2,827        83,573
   Dole Food Company ..................................      1,413        23,138
   Dollar Tree Stores* ................................      2,707        66,322
   Donaldson Company, Inc. ............................      1,161        32,290
   DPL, Inc. ..........................................      3,229       107,162
   DQE, Inc. ..........................................      1,498        49,059
   Dreyers Grand Ice Cream, Inc. ......................        711        22,930
   DSP Group, Inc.* ...................................        680        14,312
   DST Systems, Inc.* .................................      3,176       212,792
   Dun & Bradstreet* ..................................      2,075        53,691
   Dycom Industries, Inc.* ............................      1,060        38,094
   E*Trade Group, Inc.* ...............................      7,869        58,034
   Edwards (A.G.), Inc. ...............................      2,083        98,812
   Edwards Lifesciences Corp.* ........................      1,470        26,093
   EGL Inc.* ..........................................      1,185        28,366
   Electronic Arts, Inc.* .............................      3,252       138,616
   Emmis Communications Cl A* .........................      1,175        33,708
   Energizer Holdings Inc.* ...........................      2,408        51,471
   Energy East Corporation ............................      2,975        58,570
   ENSCO International, Inc. ..........................      3,490       118,878
   Everest RE Group ...................................      1,160        83,085
   Expeditors Int'l Wash., Inc. .......................      1,320        70,867
   Express Scripts, Inc. Cl A* ........................        958        97,955
   Family Dollar Stores, Inc. .........................      4,330        92,824
   Fastenal Co. .......................................        960        52,680
   Federal Signal Corp. ...............................      1,146        22,490
   Ferro Corp. ........................................        877        20,171
   First Health Group Corp.* ..........................      1,209        56,294
   First Tennessee Natl. Corp. ........................      3,290        95,204

     The accompanying notes are an integral part of these financial statements.

     MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (MID-CAP EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS
   First Virginia Banks, Inc. .........................      1,200   $    57,600
   Firstmerit Corp. ...................................      2,237        59,805
   Fiserv, Inc.* ......................................      3,108       147,436
   Flowers Industries, Inc. ...........................      2,530        39,847
   Flowserve Corporation* .............................        947        20,242
   Fuller( H.B.) Co. ..................................        356        14,045
   Furniture Brands Intl., Inc.* ......................      1,250        26,328
   Galileo International, Inc. ........................      2,314        46,280
   Gallagher (Arthur J.) & Co. ........................        980        62,352
   Gartner Group, Inc. Cl A* ..........................      2,209        14,005
   GATX Corp. .........................................      1,207        60,199
   Genzyme Corporation* ...............................      2,392       215,131
   Georgia-Pacific (Timber Group) .....................      2,040        61,073
   Gilead Sciences, Inc.* .............................      1,127        93,470
   Glatfelter (P.H.) Co. ..............................      1,071        13,334
   Global Marine, Inc.* ...............................      4,431       125,730
   Granite Construction ...............................        691        19,996
   Grant Prideco, Inc.* ...............................      2,743        60,174
   Greater Bay Bancorp ................................      1,030        42,230
   Greenpoint Financial Corp. .........................      2,610       106,847
   GTECH Holdings Corp.* ..............................        881        18,115
   Hanover Compressor Co.* ............................      1,462        65,150
   Harris Corp. .......................................      1,750        53,594
   Harsco Corp. .......................................      1,011        24,959
   Harte-Hanks, Inc. ..................................      1,729        40,956
   Hawaiian Electric Inds .............................        818        30,419
   Health Management Associates* ......................      6,119       126,969
   Health Net, Inc.* ..................................      3,094        81,024
   Helmerich & Payne, Inc. ............................      1,258        55,195
   Henry (Jack) & Associates ..........................      1,045        64,921
   Hibernia Corp Cl A .................................      4,043        51,548
   Hillenbrand Industries, Inc. .......................      1,587        81,730
   Hispanic Broadcasting Corp.* .......................      2,754        70,227
   HON Industries, Inc. ...............................      1,522        38,811
   Horace Mann Educators Corp. ........................      1,035        22,123
   Hormel Foods Corp. .................................      3,581        66,696
   Houghton Mifflin Co. ...............................        799        37,054
   Hubbell, Inc. Cl B .................................      1,583        41,949
   IBP, Inc. ..........................................      2,679        71,663
   ICN Pharmaceuticals, Inc. ..........................      2,011        61,713
   IdaCorp, Inc. ......................................        952        46,708
   IDEC Pharmaceuticals Corp.* ........................      1,124       213,068
   Imation Corp.* .....................................        905        14,027
   IMC Global, Inc. ...................................      2,898        45,100
   INCYTE Pharmaceuticals, Inc.* ......................      1,610        40,049
   Infocus Corp.* .....................................        956        14,101
   Informix Corp.* ....................................      7,096        21,067
   Integrated Device Tech., Inc.* .....................      2,612        86,523
   International Game Technology* .....................      1,826        87,648
   International Rectifier* ...........................      1,555        46,650
   International Speedway Corp. .......................      1,344        51,072
   Interstate Bakeries Corp. ..........................      1,270        17,859
   Investment Technology Grp., Inc.*  .................        784        32,732
   Investors Financial Services Corp. .................        765        65,790
   IPALCO Enterprises, Inc. ...........................      2,169        52,463
   Ivax Corp.* ........................................      3,946       151,132
   J.B. Hunt Transport Svcs., Inc.* ...................        896        15,064
   J.M. Smucker Co. ...................................        609        17,022
   Jabil Circuit, Inc.* ...............................      4,802       121,851
   Jacobs Engineering Group, Inc.* ....................        664        30,669
   Jones Apparel Group, Inc.* .........................      2,997        96,466
   Kansas City Power & Light ..........................      1,566        42,967
   Kaydon Corp. .......................................        762        18,955
   Keane, Inc.* .......................................      1,776        17,316
   Kelly Services, Inc. ...............................        904        21,357
   Kemet Corp.* .......................................      2,230        33,729
   Kennametal, Inc. ...................................        770        22,426
   Korn/Ferry International* ..........................        950        20,188
   L-3 Communications Hldgs., Inc.* ...................        833        64,141
   Lam Research Corp.* ................................      3,185        46,183
   Lancaster Colony Corp. .............................        992        27,838
   Lance Inc. .........................................        733         9,277
   Lands End, Inc.* ...................................        763        19,167
   Lattice Semiconductor Corp.* .......................      2,707        49,741
   Lear Corp.* ........................................      1,674        41,536
   Lee Enterprises ....................................      1,117        33,301
   Legato Systems, Inc.* ..............................      2,196        16,333
   Legg Mason, Inc. ...................................      1,590        86,655
   Lennar Corp. .......................................      1,559        56,514
   Leucadia National ..................................      1,470        52,093
   Lincare Holdings, Inc.* ............................      1,348        76,920
   Litton Industries, Inc.* ...........................      1,152        90,648
   Lone Star Steakhouse ...............................        667         6,420
   Longview Fibre Co. .................................      1,308        17,658
   Lubrizol Corp. .....................................      1,359        34,994
   Lyondell Petrochemical Co. .........................      2,975        45,555
   M & T Bank Corp. ...................................      2,325       158,100
   Macromedia Inc.* ...................................      1,323        80,372
   Macrovision Corp.* .................................      1,280        94,740
   Mandalay Resort Group* .............................      1,977        43,370
   Manpower, Inc. .....................................      1,922        73,036
   Marshall & Ilsley Corp. ............................      2,632       133,785
   Martin Marietta Materials, Inc. ....................      1,183        50,041
   Mastec, Inc.* ......................................      1,200        24,000
   Maxxam, Inc.* ......................................        175         2,658
   McCormick & Co., Inc. ..............................      1,738        62,677
   MCN Energy Group Inc. ..............................      2,274        62,961
   Media General Inc. Cl A ............................        621        22,604
   Mentor Graphics Corp.* .............................      1,600        43,900
   Mercantile Bankshares Corp. ........................      1,722        74,369
   Micrel, Inc.* ......................................      2,124        71,552
   Microchip Technology, Inc.* ........................      2,967        65,089
   Millennium Pharmaceuticals Inc.* ...................      5,357       331,464
   Miller (Herman), Inc. ..............................      1,991        57,241
   Minerals Technologies, Inc. ........................        522        17,846
   Minimed, Inc.* .....................................      1,607        67,544
   MIPS Technologies, Inc. Cl B* ......................      1,030        26,249
   Modine Manufacturing Co. ...........................        742        15,397
   Modis Professional Services* .......................      2,441        10,069
   Mohawk Industries, Inc.* ...........................      1,370        37,504
   Montana Pwr. Co.* ..................................      2,672        55,444
   Mony Group, Inc. ...................................      1,180        58,336
   Murphy Oil Corp. ...................................      1,139        68,838
   Mylan Laboratories, Inc. ...........................      3,143        79,164
   National Fuel Gas Co. ..............................        991        62,371
   National Instruments Corp.* ........................      1,260        61,189
   National-Oilwell Inc.* .............................      2,050        79,309
   Natl. Commerce Bancorp .............................      5,141       127,240
   NCH Corp. ..........................................        137         5,206
   NCO Group, Inc.* ...................................        648        19,683
   Neiman-Marcus Group, Inc.* .........................      1,237        43,991
   Networks Associates, Inc.* .........................      3,510        14,698
   Neuberger Berman ...................................      1,250       101,328
   Newport News Shipbuilding Inc. .....................        890        46,280
   Noble Affiliates, Inc. .............................      1,410        64,860
   Noble Drilling Corp.* ..............................      3,381       146,862
   Nordson Corp. ......................................        826        21,063
   North Fork Bancorp, Inc. ...........................      4,126       101,345

     The accompanying notes are an integral part of these financial statements.

     MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (MID-CAP EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS
   Northeast Utilities ................................      3,620   $    87,785
   NOVA Corp.* ........................................      1,646        32,817
   NSTAR ..............................................      1,417        60,754
   NVIDIA Corporation* ................................      1,574        51,573
   Ocean Energy, Inc. .................................      4,239        73,653
   Ogden Corp.* .......................................      1,256        19,311
   OGE Energy Corp. ...................................      1,970        48,142
   Ohio Casualty Corp. ................................      1,520        15,200
   Old Republic Intl. Corp. ...........................      3,000        96,000
   Olin Corp. .........................................      1,142        25,267
   Omnicare, Inc. .....................................      2,332        50,430
   Outback Steakhouse, Inc.* ..........................      1,973        51,051
   Overseas Shipholding Group .........................        857        19,657
   Oxford Health Plans, Inc.* .........................      2,079        82,121
   Pacific Century Finl. Corp.* .......................      2,009        35,534
   Pacificare Health Systems, Inc. ....................        890        13,350
   Papa John's Intl., Inc.* ...........................        638        14,196
   Park Place Entertainment* ..........................      7,567        90,331
   Payless Shoesource, Inc.* ..........................        576        40,752
   Pennzoil-Quaker State Co. ..........................      1,983        25,531
   Pentair, Inc. ......................................      1,227        29,678
   Perrigo Co.* .......................................      1,857        15,378
   Pioneer Natural Resources Co.* .....................      2,521        49,632
   Pittston Bax Group .................................      1,310        26,036
   Plantronics Inc.* ..................................      1,300        61,100
   Plexus Corp.* ......................................      1,050        31,910
   Polycom, Inc.* .....................................      1,902        61,221
   Potomac Electric Power Co. .........................      2,859        70,646
   Powerwave Technologies Inc.* .......................      1,551        90,734
   Precision Castparts Corp. ..........................      1,246        52,410
   Price Communications Corp.* ........................      1,410        23,706
   Protective Life Corp. ..............................      1,633        52,664
   Protein Design* ....................................      1,070        92,956
   Provident Financial Group ..........................      1,233        46,238
   Public Service Co. New Mexico ......................      1,001        26,839
   Pudget Energy Inc. .................................      2,157        59,992
   Quanta Services, Inc.* .............................      1,440        46,350
   Quantum Corp.- (DSSG)* .............................      3,755        49,988
   Quest Diagnostics, Inc.* ...........................      1,124       159,608
   Questar Corp. ......................................      2,025        60,877
   Quorum Health Group, Inc. ..........................      1,802        28,382
   Radian Group, Inc. .................................        950        71,309
   Rational Software Corp.* ...........................      4,704       183,162
   Rayonier, Inc. .....................................        692        27,550
   Reader's Digest Assn ...............................      2,663       104,190
   Retek Inc.* ........................................      1,195        29,128
   Reynolds & Reynolds Co. ............................      1,938        39,245
   RF Micro Devices* ..................................      4,100       112,494
   RJ Reynolds Tobacco Holdings .......................      2,616       127,530
   Rollins, Inc. ......................................        760        15,248
   Rosllyn Bancorp, Inc. ..............................      1,551        42,362
   Ross Stores, Inc. ..................................      2,100        35,438
   RPM, Inc. ..........................................      2,663        22,802
   Ruddick Corp. ......................................      1,169        13,370
   Ryerson Tull, Inc. .................................        627         5,173
   Saks Incorporated* .................................      3,620        36,200
   Sandisk Corp.* .....................................      1,697        47,092
   Sawtek, Inc.* ......................................      1,076        49,698
   SCANA Corp. ........................................      2,650        78,341
   Scholastic Corp.* ..................................        430        38,109
   SCI Systems, Inc.* .................................      3,665        96,664
   SEI Investments ....................................      1,342       150,304
   Semtech Corp.* .....................................      1,650        36,403
   Sensient Technologies Corp. ........................      1,257        28,597
   Sensormatic Electronics Corp.* .....................      1,949        39,102
   Sepracor, Inc.* ....................................      1,845       147,831
   Sequa Corp. Cl A* ..................................        263         9,567
   Shaw Industries ....................................      3,128        59,237
   Sierra Pacific Resources ...........................      1,985        31,884
   Silicon Valley Bancshares* .........................      1,225        42,339
   Six Flags, Inc.* ...................................      1,991        34,220
   Smith International, Inc.* .........................      1,275        95,067
   Solutia, Inc. ......................................      2,610        31,320
   Sonoco Products Co. ................................      2,517        54,430
   Sotheby's Holdings* ................................      1,490        34,549
   Sovereign Bancorp, Inc. ............................      5,714        46,426
   SPX, Inc.* .........................................        797        86,225
   Steris Corp.* ......................................      1,708        27,542
   Stewart & Stevenson Svcs., Inc. ....................        708        16,074
   Storage Technology Corp.* ..........................      2,549        22,941
   Structural Dynamics Research* ......................        911         9,110
   Suiza Foods Corp.* .................................        735        35,280
   Sungard Data Sys. Inc.* ............................      3,329       156,879
   Superior Industries Intl ...........................        661        20,863
   Swift Transportation Co., Inc.* ....................      1,596        31,621
   Sybase, Inc.* ......................................      2,270        44,974
   Sykes Enterprises, Inc.* ...........................      1,081         4,797
   Sylvan Learning Systems, Inc.* .....................        942        13,953
   Symantec Corp.* ....................................      1,868        62,345
   Synopsys, Inc.* ....................................      1,604        76,090
   TCF Financial ......................................      2,046        91,175
   Tech Data Corp.* ...................................      1,320        35,702
   Teco Energy, Inc. ..................................      3,170       102,629
   Tecumseh Products Co. Cl A .........................        492        20,633
   Teleflex, Inc. .....................................        965        42,641
   Telephone & Data Systems, Inc. .....................      1,531       137,790
   The PMI Group, Inc. ................................      1,116        75,539
   Tidewater, Inc. ....................................      1,404        62,303
   Titan Corp.* .......................................      1,356        22,035
   Transaction Systems Architects* ....................        835         9,655
   Transwitch Corp.* ..................................      2,035        79,619
   Trigon Healthcare, Inc.* ...........................        953        74,155
   Trinity Industries .................................        993        24,825
   Triquint Semiconductor Inc.* .......................      1,943        84,885
   True North Communications Inc. .....................      1,260        53,550
   Tyson Foods, Inc. ..................................      5,706        72,752
   UCAR Int'l., Inc.* .................................      1,142        11,135
   Ultramar Diamond Shamrock Corp. ....................      2,195        67,771
   Unifi, Inc.* .......................................      1,440        12,870
   United Rentals* ....................................      1,770        23,784
   Unitrin Inc. .......................................      1,747        70,972
   Universal Corp. ....................................        715        25,025
   Univision Communications, Inc.* ....................      5,200       212,893
   USG Corp. ..........................................      1,185        26,663
   UtiliCorp United, Inc. .............................      2,369        73,439
   Valassis Communication, Inc.* ......................      1,386        43,746
   Valero Energy Corp. ................................      1,550        57,641
   Valspar Corp. ......................................      1,081        34,787
   Varco International, Inc.* .........................      2,317        50,395
   Vectren Corporation ................................      1,551        39,744
   Vertex Pharmaceutical* .............................      1,445       103,318
   Viad Corp. .........................................      2,371        54,533
   Vishay Intertechnology, Inc.* ......................      3,479        52,620
   VISX, Inc.* ........................................      1,537        16,042
   Waddell & Reed Financial, Inc. .....................      2,078        78,185
   Wallace Computer Svcs., Inc. .......................      1,021        17,357
   Washington Post Co. Cl B ...........................        239       147,433
   Waters Corp.* ......................................      3,204       267,534

     The accompanying notes are an integral part of these financial statements.

     MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (MID-CAP EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS
   Wausau-Mosinee Paper Corp. .........................      1,301   $    13,173
   Weatherford International, Inc.* ...................      2,746       129,749
   Webster Financial Corp. ............................      1,233        34,909
   Westamerica Bancorp ................................        918        39,474
   Western Resources, Inc. ............................      1,755        43,546
   Westpoint Stevens, Inc. ............................      1,251         9,370
   Westwood One, Inc.* ................................      2,841        54,867
   WGL Holdings, Inc. .................................      1,176        35,795
   Whitman Corp.* .....................................      3,990        65,336
   Williams-Sonoma, Inc.* .............................      1,427        28,540
   Wilmington Trust Corp. .............................        816        50,643
   Wind River Systems* ................................      1,850        63,131
   Wisconsin Central Transport* .......................      1,253        18,873
   Wisconsin Energy Corp. .............................      3,048        68,771
   York International Corp. ...........................        963        29,552
   Zions Bancorporation ...............................      2,169       135,427
                                                                     -----------
TOTAL COMMON STOCKS
   (Cost: $23,746,945) 95.1% ..........................               22,534,312
                                                                     -----------

                                     Discount                    Face
                                       Rate      Maturity       Amount       Value
                                     --------    ---------     --------     -------
SHORT-TERM DEBT SECURITIES:
U.S. Government (0.6%)
   U.S. Treasury Bill (a) .........    6.03%     02/22/01      $ 50,000   $    49,546
   U.S. Treasury Bill (a) .........    5.90      03/15/01        90,000        88,806
                                                                          -----------
                                                                              138,352
                                                                          -----------
COMMERCIAL PAPER (4.3%)
   Grainger (W.W.) Inc. ...........    6.57      01/03/01       364,000       363,734
   Novartis Finance Corp. .........    6.35      01/02/01       319,000       318,831
   Sherwin-Williams Co. ...........    6.55      01/02/01       350,000       349,809
                                                                          -----------
                                                                            1,032,374
                                                                          -----------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $1,170,821) 4.9% ............................................     1,170,726
                                                                          -----------
TOTAL INVESTMENTS
   (Cost: $24,917,766) 100.0% .. ......................................   $23,705,038
                                                                          ===========

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2000:

                                        Expiration  Underlying Face  Unrealized
                                           Date     Amount at Value  Gain/(Loss)
                                        ----------  ---------------  -----------
PURCHASED

   4 S&P MidCap 400 Stock Index
     Futures Contracts ...............   March 2001      $1,045,300      $8,550
                                                         ==========      ======

The face value of futures purchased and outstanding as percentage of total investment in securities: 4.4%.

(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

----------
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

      MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (AGGRESSIVE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2000

                                                            Shares      Value
                                                            ------   -----------
COMMON STOCKS:
BASIC MATERIALS (1.4%)
   Lone Star Technologies, Inc.* ......................      1,860   $    71,610
   TETRA Technologies Inc.* ...........................      4,460       142,162
                                                                     -----------
                                                                         213,772
                                                                     -----------
CONSUMER, CYCLICAL (17.8%)
   American Eagle Outfitters* .........................      3,490       147,453
   Barnes & Noble, Inc.* ..............................      8,140       215,711
   Bed Bath & Beyond, Inc.* ...........................      5,280       118,141
   Davita Inc.* .......................................      8,580       146,933
   Harrah's Entertainment, Inc.* ......................      5,120       135,040
   J. Jill Group Inc.* ................................      6,280        97,341
   MGM Mirage .........................................      4,650       131,071
   P.F. Changs China Bistro Inc.* .....................      3,470       109,089
   Park Place Entertainment* ..........................     10,230       122,120
   Pulte Corp. ........................................      2,160        91,126
   Quiksilver, Inc.* ..................................      7,440       144,150
   Reebok International Ltd.* .........................      6,980       190,834
   Scholastic Corp.* ..................................      1,640       145,345
   Skechers USA Inc. Cl A* ............................      7,440       115,320
   Sonic Corp.* .......................................      7,440       173,445
   The Cheesecake Factory, Inc.* ......................      3,790       145,442
   Tiffany & Co. ......................................      3,780       119,543
   Toll Brothers, Inc.* ...............................      2,260        92,377
   Vans Inc.* .........................................     10,910       184,788
                                                                     -----------
                                                                       2,625,269
                                                                     -----------
CONSUMER, NON-CYCLICAL (1.2%)
   Hain Celestial Group Inc.* .........................      5,570       181,025
                                                                     -----------
ENERGY (8.2%)
   Core Laboratories N.V.* ............................      1,880        51,347
   Forest Oil Corp.* ..................................      1,680        61,950
   Grant Prideco, Inc.* ...............................      4,130        90,601
   Grey Wolf Inc.* ....................................      6,700        39,362
   HS Resources, Inc.* ................................      2,390       101,276
   Kinder Morgan, Inc. ................................      4,150       216,579
   Midcoast Energy Res., Inc. .........................      1,530        33,374
   Murphy Oil Corp. ...................................      1,550        93,678
   National-Oilwell Inc.* .............................      2,560        99,040
   Ocean Energy, Inc. .................................      6,850       119,018
   Precision Drilling Corp.* ..........................      2,240        84,141
   Varco International, Inc.* .........................      2,600        56,550
   Pride International, Inc.* .........................      2,540        62,548
   Westport Resources Corp.* ..........................      4,670       102,449
                                                                     -----------
                                                                       1,211,913
                                                                     -----------
FINANCIAL (29.1%)
   Annuity & Life Re Holdings .........................      3,880       123,917
   Arden Realty Group .................................      3,830        96,228
   Astoria Financial Corp. ............................      2,570       139,584
   Berkley (W.R.) Corp. ...............................      6,270       295,866
   Boston Private Finl. Holdings ......................     10,490       208,489
   Boston Properties ..................................      5,880       255,742
   Brown & Brown Inc.* ................................         80         2,800
   City National Corp. ................................      4,420       171,551
   First Essex Bancorp Inc. ...........................      9,460       189,792
   First Midwest Bancorp ..............................      6,640       190,901
   Gallagher (Arthur J.) & Co. ........................      4,900       311,762
   HCC Insurance Holdings, Inc. .......................      5,930       159,739
   Hilb, Rogal & Hamilton Co. .........................      5,470       218,117
   Kimco Realty Corp. .................................      4,510       199,286
   New York Community Bancorp, Inc. ...................      1,370        50,348
   Partnerre Ltd. .....................................      3,660       223,261
   RenaissanceRe Holdings Ltd. ........................      1,460       114,336
   Richmond County Finl. Corp. ........................     10,450       273,007
   SL Green Realty Corp. ..............................      8,260       231,281
   Southwest Bancorp of Texas* ........................      5,210       223,704
   Spieker Properties, Inc. ...........................      4,570       229,071
   Sterling Bancshares, Inc. ..........................     11,970       236,407
   Triad Guaranty* ....................................      4,390       145,418
                                                                     -----------
                                                                       4,290,607
                                                                     -----------
HEALTHCARE (8.9%)
   Apria Healthcare Group, Inc.* ......................      4,640       138,040
   Bruker Daltonics Inc.* .............................      1,590        37,464
   Ivax Corp.* ........................................      1,800        68,940
   Lifepoint Hospitals Inc.* ..........................      4,970       249,121
   Lincare Holdings, Inc.* ............................      2,280       130,102
   Minimed, Inc.* .....................................        890        37,407
   Oxford Health Plans, Inc.* .........................      6,980       275,710
   Province Healthcare Co.* ...........................      5,065       199,434
   Shire Parmaceuticals Group Plc* ....................        860        39,614
   Triad Hospitals, Inc.* .............................      4,090       133,180
                                                                     -----------
                                                                       1,309,012
                                                                     -----------
INDUSTRIAL (10.5%)
   Abgenix Inc.* ......................................        390        23,034
   Cal Dive International, Inc.* ......................      3,520        93,720
   Computer Access Technology Corp.* ..................      3,550        36,387
   D.R. Horton, Inc.* .................................      3,870        94,573
   Documentum, Inc.* ..................................      1,055        52,420
   Expeditors Int'l Wash., Inc. .......................      1,220        65,537
   Forward Air Corporation* ...........................      4,050       151,115
   Goodrich (B.F.) Co. ................................      3,950       143,681
   Hexcel Corp.* ......................................      9,300        83,118
   Macromedia Inc.* ...................................      1,280        77,760
   Omi Corp.* .........................................     20,090       129,329
   Precision Castparts Corp. ..........................      6,490       272,985
   R.H. Donnelley Corp.* ..............................      7,440       180,885
   Teekay Shipping Corp. ..............................      3,350       127,300
   Trimeris Inc.* .....................................        380        20,852
                                                                     -----------
                                                                       1,552,696
                                                                     -----------
TECHNOLOGY (5.0%)
   3Com Corp.* ........................................      9,770        83,045
   Adaptec, Inc.* .....................................      8,140        83,435
   Intranet Solutions Inc.* ...........................        120         6,120
   Mapinfo Corp.* .....................................      4,100       193,725
   National Instruments Corp.* ........................      4,210       204,448
   Netegrity Inc.* ....................................        650        35,343
   Peregrine Systems, Inc.* ...........................      6,320       124,820
   WJ Communications Inc.* ............................         50           712
                                                                     -----------
                                                                         731,648
                                                                     -----------
UTILITIES (0.5%)
   NSTAR ..............................................      1,570        67,313
                                                                     -----------
TOTAL COMMON STOCKS
   (Cost: $11,584,627) 82.6% ..........................               12,183,255
                                                                     -----------

----------
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

      MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (AGGRESSIVE EQUITY FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                   Discount                  Face
                                     Rate      Maturity      Amount        Value
                                   --------    --------     --------     --------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (17.4%)
   Alltel Corp. .................    6.40%     01/02/01   $   255,000   $   254,864
   AT&T Corp. ...................    6.60      01/04/01       232,000       231,787
   Avery Dennison Corp. .........    6.50      01/02/01       312,000       311,831
   Grainger (W.W.) Inc. .........    6.57      01/03/01       271,000       270,802
   Idaho Power Co. ..............    6.60      01/04/01       283,000       282,740
   NIKE Inc. ....................    6.60      01/04/01       125,000       124,885
   Novartis Finance Corp. .......    6.35      01/02/01       250,000       249,868
   Pitney Bowes Inc. ............    6.60      01/03/01       100,000        99,927
   SBC Communications Inc. ......    6.55      01/02/01       280,000       279,847
   Verizon Network Funding ......    6.55      01/03/01       453,000       452,670
                                                                        -----------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $2,559,221) 17.4% .........................................     2,559,221
                                                                        -----------
TOTAL INVESTMENTS
   (Cost: $14,143,848) 100.0% .......................................   $14,742,476
                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2000

                                                             Face
                                     Rate      Maturity      Amount        Value
                                   --------    --------     --------     --------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (16.0%)
   U.S. Treasury Bond ...........    6.13%     11/15/27   $ 2,000,000   $ 2,150,320
   U.S. Treasury Bond ...........    7.13      02/15/23     1,500,000     1,787,340
   U.S. Treasury Note ...........    6.63      04/30/02       500,000       507,500
                                                                        -----------
                                                                          4,445,160
                                                                        -----------
AGENCIES/OTHER (10.6%)
   FHLMC ........................    6.50      10/15/06       105,095       104,865
   FHLMC ........................    7.63      09/09/09       500,000       515,000
   FNMA .........................    7.00      10/25/07     1,000,000     1,018,120
   FNMA .........................    7.00      11/25/05       162,456       162,150
   FNMA .........................    8.00      07/15/06       139,168       142,822
   Republic of Iceland ..........    6.13      02/01/04     1,000,000     1,002,520
                                                                        -----------
                                                                          2,945,477
                                                                        -----------
BASIC MATERIALS (8.4%)
   Cytec Industries, Inc. .......    6.85      05/11/05       500,000       477,520
   Georgia-Pacific Group ........    8.63      04/30/25       250,000       209,168
   Millennium America Inc. ......    7.63      11/15/26     1,000,000       680,820
   Praxair, Inc. ................    6.90      11/01/06       500,000       494,740
   Solutia, Inc. ................    6.72      10/15/37       500,000       464,020
                                                                        -----------
                                                                          2,326,268
                                                                        -----------
CONSUMER, CYCLICAL (13.5%)
   Fruit of the Loom, Inc.** ....    7.38      11/15/23       250,000       117,500
   Fruit of the Loom, Inc.** ....    7.00      03/15/11       250,000        70,000
   Hasbro, Inc. .................    8.50      03/15/06       500,000       395,000
   Kellwood, Co. ................    7.88      07/15/09     1,000,000       735,700
   Oakwood Homes Corp. ..........    8.13      03/01/09     1,000,000       998,934
   Polaroid Corp. ...............    7.25      01/15/07       250,000       210,954
   Pulte Corp. ..................    7.63      10/15/17       500,000       371,540
   Tommy Hilfiger USA, Inc. .....    6.50      06/01/03       500,000       411,250
   Venator Group, Inc. ..........    7.00      10/15/02       500,000       436,250
                                                                        -----------
                                                                          3,747,128
                                                                        -----------
CONSUMER, NON-CYCLICAL (3.8%)
   Supervalu, Inc. ..............    8.88      11/15/22     1,000,000     1,051,250
                                                                        -----------
ENERGY (5.5%)
   Columbia Energy Group ........    6.61      11/28/02     1,000,000     1,007,160
   Lyondell Chemical Co. ........   10.25      11/01/10       500,000       513,420
                                                                        -----------
                                                                          1,520,580
                                                                        -----------
FINANCIAL (18.1%)
   Bear Stearns Cos., Inc. ......    6.63      10/01/04     1,000,000     1,001,070
   Chase Manhattan Corp. ........    6.88      12/12/12     1,000,000       961,560
   Executive Risk, Inc. .........    7.13      12/15/07       500,000       511,245
   First American Corp. .........    7.55      04/01/28       500,000       398,870
   Fremont General Corp. ........    7.70      03/17/04       500,000       246,875
   Harleysville Group Inc. ......    6.75      11/15/03       250,000       248,410
   Lehman Brothers Holdings, Inc.    0.00      07/28/28     1,000,000       123,560

   The accompanying notes are an integral part of these financial statements.

             MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                             Face
                                     Rate      Maturity      Amount        Value
                                   --------    --------     --------     --------
LONG-TERM DEBT SECURITIES (CONTINUED):
FINANCIAL (CONTINUED)
   Morgan (J.P.) & Co., Inc. ....    0.00%     04/15/27   $ 2,500,000   $   351,275
   Nationwide Health Properties .    7.90      11/20/06       500,000       464,350
   Rank Group Financial .........    6.75      11/30/04       500,000       477,185
   Triad Guaranty ...............    7.90      01/15/28       250,000       258,834
                                                                        -----------
                                                                          5,043,234
                                                                        -----------
HEALTHCARE (3.1%)
   Bausch & Lomb, Inc. ..........    6.38      08/01/03       500,000       452,950
   Bausch & Lomb, Inc. ..........    6.75      12/15/04       500,000       424,380
                                                                        -----------
                                                                            877,330
                                                                        -----------
INDUSTRIAL (10.6%)
   Clark Equipment Co. ..........    8.35      05/15/23       500,000       519,140
   Geon Co. .....................    7.50      12/15/15       250,000       248,090
   Owens Corning** ..............    7.00      03/15/09     1,000,000       190,000
   Thermo Electron Corp. ........    4.25      01/01/03     1,000,000       997,500
   Williams Cos., Inc. ..........    6.50      11/15/02     1,000,000     1,001,500
                                                                        -----------
                                                                          2,956,230
                                                                        -----------
UTILITIES (1.8%)
   UtiliCorp United, Inc. .......    8.00      03/01/23       500,000       489,065
                                                                        -----------
TOTAL LONG-TERM DEBT SECURITIES (Cost: $27,316,783) 91.4% ...........    25,401,722
                                                                        -----------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (8.6%)
   Donnelley (R.R.) & Sons ......    6.53      01/08/01       485,000       484,208
   Idaho Power Co. ..............    6.60      01/04/01       592,000       591,457
   Novartis Finance Corp. .......    6.35      01/02/01       499,000       498,736
   SBC Communications Inc. ......    6.55      01/02/01       463,000       462,746
   Walt Disney Co. ..............    6.55      01/03/01       345,000       344,749
                                                                        -----------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $2,381,896) 8.6% ..........................................     2,381,896
                                                                        -----------
TOTAL INVESTMENTS
   (Cost: $29,698,679) 100.0% .......................................   $27,783,618
                                                                        ===========

----------
Abbreviations:  FHLMC = Federal Home loan Mortgage Corporation
                FNMA = Federal National Mortgage Association

** The issuer has filed for Chapter XI bankruptcy law protection; all interest payments due for the year 2000 were received. The total value of such securities as a percentage of the Fund's total investments as of December 31, 2000 is 1.4%.

      The total value of investments rated below-investment grade as a percentage of the Fund's total investments as of December 31, 2000 (inclusive of those disclosed above) is 2.2%.

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (MONEY MARKET FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2000

                                                                          Discount                  Face        Amortized
                                                                 Rating*    Rate     Maturity      Amount         Cost
                                                                 -------   -------   --------     --------      ----------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER 100%
   7-Eleven Inc. ...........................................     A1+/P1    6.55%     02/08/01    $  550,000     $   545,962
   7-Eleven Inc. ...........................................     A1+/P1    6.38      02/23/01     1,500,000       1,485,356
   Alabama Power Company ...................................      A1/P1    6.55      02/09/01       758,000         752,268
   Alabama Power Company ...................................      A1/P1    7.00      02/09/01     1,000,000         991,954
   Alltel Corp. ............................................      A1/P1    6.55      01/10/01       850,000         848,278
   Alltel Corp. ............................................      A1/P1    6.52      01/30/01     2,000,000       1,988,765
   American Express Credit Corp. ...........................      A1/P1    6.54      01/31/01     1,914,000       1,902,853
   Associates Corp. ........................................     A1+/P1    6.57      01/10/01       400,000         399,189
   Associates Corp. ........................................     A1+/P1    6.53      01/12/01     1,500,000       1,496,415
   Associates Corp. ........................................     A1+/P1    6.56      01/24/01       200,000         199,081
   Associates Corp. ........................................     A1+/P1    6.62      01/29/01       200,000         198,889
   AT&T Corp. ..............................................     A1+/P1    6.60      01/05/01       500,000         499,443
   AT&T Corp. ..............................................     A1+/P1    6.65      01/09/01       357,000         356,335
   Avery Dennison Corp. ....................................      A1/P1    6.50      01/02/01     2,686,000       2,684,545
   Bear Stearns Co., Inc. ..................................      A1/P1    6.55      01/05/01     1,000,000         998,896
   Bear Stearns Co., Inc. ..................................      A1/P1    6.53      01/19/01       500,000         498,163
   Bear Stearns Co., Inc. ..................................      A1/P1    6.50      02/02/01     1,000,000         993,782
   Becton Dickinson & Co. ..................................      A1/P1    6.50      01/31/01     2,500,000       2,485,533
   Becton Dickinson & Co. ..................................      A1/P1    6.50      02/14/01       463,000         459,144
   Bemis, Inc. .............................................      A1/P1    6.55      01/12/01     1,000,000         997,611
   Bemis, Inc. .............................................      A1/P1    6.54      01/12/01     1,040,000       1,037,513
   Cardinal Health, Inc. ...................................      A1/P1    6.63      01/11/01     1,010,000       1,007,756
   Cardinal Health, Inc. ...................................      A1/P1    7.00      01/11/01       340,000         339,206
   CIT Group Holdings ......................................      A1/P1    6.55      01/12/01     1,800,000       1,795,708
   DaimlerChrysler .........................................      A1/P1    6.52      01/19/01       244,000         243,109
   DaimlerChrysler .........................................      A1/P1    6.57      01/31/01     1,500,000       1,491,182
   Donnelley (R.R.) & Sons .................................      A1/P1    6.52      01/29/01       278,000         276,483
   Executive Jet, Inc. .....................................     A1+/P1    6.60      01/17/01       252,000         251,164
   Executive Jet, Inc. .....................................     A1+/P1    6.56      01/22/01     1,500,000       1,493,663
   Executive Jet, Inc. .....................................     A1+/P1    6.60      01/25/01       500,000         497,603
   Ford Motor Credit Corp. .................................      A1/P1    6.59      01/17/01       286,000         285,051
   Ford Motor Credit Corp. .................................      A1/P1    6.55      01/17/01       126,000         125,584
   Ford Motor Credit Puerto Rico ...........................      A1/P1    6.53      01/12/01     1,000,000         997,610
   Ford Motor Credit Puerto Rico ...........................      A1/P1    6.54      01/12/01     1,000,000         997,615
   Gannett Co., Inc. .......................................     A1+/P1    6.58      01/29/01     2,000,000       1,988,971
   General Electric Capital Corp. ..........................     A1+/P1    6.53      01/03/01       200,000         199,853
   General Electric Capital Corp. ..........................     A1+/P1    6.57      01/10/01       273,000         272,447
   General Electric Capital Corp. ..........................     A1+/P1    6.55      01/10/01       213,000         212,569
   General Electric Capital Corp. ..........................     A1+/P1    6.65      01/12/01       565,000         563,640
   General Electric Capital Corp. ..........................     A1+/P1    6.53      01/19/01       700,000         697,423
   General Motors Acceptance Corp. .........................     A1+/P1    6.52      01/05/01       700,000         699,229
   General Motors Acceptance Corp. .........................     A1+/P1    6.56      01/05/01       647,000         646,286
   General Motors Acceptance Corp. .........................     A1+/P1    6.55      01/08/01       500,000         499,173
   Goldman Sachs Group, Inc. ...............................     A1+/P1    6.55      01/19/01     1,000,000         996,330
   Hertz Corp. .............................................      A1/P1    6.53      01/05/01       800,000         799,119
   Hertz Corp. .............................................      A1/P1    6.53      01/12/01     1,000,000         997,610
   Hertz Corp. .............................................      A1/P1    6.55      01/12/01       500,000         498,807
   International Lease Fin. Corp. ..........................     A1+/P1    6.60      01/05/01       140,000         139,845
   Merrill Lynch & Co., Inc. ...............................     A1+/P1    6.55      01/12/01       985,000         982,648
   Merrill Lynch & Co., Inc. ...............................     A1+/P1    6.52      01/18/01       768,000         765,324
   Monsanto Company ........................................     A1+/P1    6.60      01/12/01       400,000         399,042
   Monsanto Company ........................................     A1+/P1    6.55      01/30/01       250,000         248,578

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (MONEY MARKET FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2000

                                                                          Discount                  Face        Amortized
                                                                 Rating*    Rate     Maturity      Amount         Cost
                                                                 -------   -------   --------     --------      ----------
SHORT-TERM DEBT SECURITIES (CONTINUED):
COMMERCIAL PAPER (CONTINUED)
   National Rural Utilities ................................     A1+/P1    6.55%     01/09/01     $ 200,000     $   199,632
   National Rural Utilities ................................     A1+/P1    6.50      01/10/01       414,000         413,166
   NIKE Inc. ...............................................      A1/P1    6.55      01/04/01       245,000         244,774
   NIKE Inc. ...............................................      A1/P1    6.52      01/31/01     1,820,000       1,809,410
   Northern Illinois Gas. Co. ..............................     A1+/P1    6.50      02/01/01     2,000,000       1,988,077
   SBC Communications, Inc. ................................     A1+/P1    6.52      01/10/01     1,500,000       1,496,964
   Sony Capital Corp. ......................................      A1/P1    6.56      01/25/01       312,000         310,511
   Toyota Motor Credit .....................................     A1+/P1    6.55      01/17/01     1,000,000         996,699
   Toyota Motor Credit .....................................     A1+/P1    6.53      01/26/01       755,000         751,267
   UBS Finance (Delw.) Inc. ................................     A1+/P1    6.53      01/16/01     1,672,000       1,666,787
   UBS Finance (Delw.) Inc. ................................     A1+/P1    6.55      01/18/01       863,000         859,991
   Verizon Network Funding .................................     A1+/P1    6.58      01/04/01       600,000         599,447
   Verizon Network Funding .................................     A1+/P1    6.62      01/16/01     1,000,000         996,855
   Verizon Global Funding ..................................     A1+/P1    6.55      01/08/01     1,055,000       1,053,259
   Verizon Global Funding ..................................     A1+/P1    6.55      01/24/01       350,000         348,394
   Verizon Global Funding ..................................     A1+/P1    6.60      01/26/01       404,000         401,988
   Walgreen Co. ............................................      A1/P1    6.50      01/18/01       555,000         553,095
   Wal-Mart Stores .........................................     A1+/P1    6.52      01/09/01       960,000         958,248
   Washington Gas Light Co. ................................     A1+/P1    6.55      01/18/01     2,200,000       2,192,328
   Washington Post .........................................     A1+/P1    6.52      01/12/01     1,700,000       1,695,955
   Wisconsin Electric Fuel .................................     A1+/P1    6.57      01/12/01       665,000         663,416
   Wisconsin Electric Fuel .................................     A1+/P1    6.55      01/23/01     1,500,000       1,493,399
   Wisconsin Energy Corp. ..................................     A1+/P1    6.52      01/30/01     1,500,000       1,491,505
   Wisconsin Gas Co. .......................................     A1+/P1    6.58      01/18/01       600,000         597,889
                                                                                                                -----------
TOTAL SHORT-TERM DEBT SECURITIES: (Cost: $67,011,659) 100% ................................................     $67,011,659
                                                                                                                ===========

----------
* The ratings are provided by Standard & Poor's Corporation/Moody's Investor Services, Inc.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2000

                                                                                  Mid-Cap
                                                   All America   Equity Index  Equity Index
                                                      Fund           Fund          Fund
                                                   -----------   ------------  ------------
ASSETS:
Investments at market value (Notes 1 and 3)
   (Cost:
   All America Fund -- $54,985,275
   Equity Index Fund -- $34,337,960
   Mid-Cap Equity Index Fund -- $24,917,766) ...   $64,917,396   $32,862,195   $23,705,038
Cash ...........................................       135,995        19,241        21,346
Interest and dividends receivable ..............        46,760        27,485        12,513
Receivable for securities sold .................        41,087        14,536           284
Shareholder subscriptions receivable ...........            --            --            --
                                                   -----------   -----------   -----------
TOTAL ASSETS ...................................    65,141,238    32,923,457    23,739,181
                                                   -----------   -----------   -----------
LIABILITIES:
Payable for securities purchased ...............     2,708,666        69,874        20,154
Dividend payable to shareholders ...............       221,219         4,856            --
Shareholder redemptions payable ................            --            --            --
Accrued expenses ...............................           548           128            86
                                                   -----------   -----------   -----------
TOTAL LIABILITIES ..............................     2,930,433        74,858        20,240
                                                   -----------   -----------   -----------

NET ASSETS .....................................   $62,210,805   $32,848,599   $23,718,941
                                                   ===========   ===========   ===========

SHARES OUTSTANDING (Note 4) ....................     5,498,062     3,435,932     2,520,498
                                                   ===========   ===========   ===========

NET ASSET VALUE PER SHARE ......................   $     11.31   $      9.56   $      9.41
                                                   ===========   ===========   ===========

                                                   Aggressive
                                                     Equity          Bond      Money Market
                                                      Fund           Fund          Fund
                                                   -----------   ------------  ------------
ASSETS:
Investments at market value (Notes 1 and 3)
   (Cost:
   Aggressive Equity Fund -- $14,143,848
   Bond Fund -- $29,698,679
   Money Market Fund -- $67,011,659) ...........   $14,742,476   $27,783,618   $67,011,659
Cash ...........................................        68,661           875         3,279
Interest and dividends receivable ..............        20,965       429,937            --
Receivable for securities sold .................             9            --            --
Shareholder subscriptions receivable ...........            --            --       694,462
                                                   -----------   -----------   -----------
TOTAL ASSETS ...................................    14,832,111    28,214,430    67,709,400
                                                   -----------   -----------   -----------
LIABILITIES:
Payable for securities purchased ...............       826,624            --            --
Dividend payable to shareholders ...............            --         5,548        20,392
Shareholder redemptions payable ................            --            --        80,000
Accrued expenses ...............................            99            84           149
                                                   -----------   -----------   -----------
TOTAL LIABILITIES ..............................       826,723         5,632       100,541
                                                   -----------   -----------   -----------

NET ASSETS .....................................   $14,005,388   $28,208,798   $67,608,859
                                                   ===========   ===========   ===========

SHARES OUTSTANDING (Note 4) ....................     1,505,459     3,022,652     6,424,386
                                                   ===========   ===========   ===========

NET ASSET VALUE PER SHARE ......................   $      9.30   $      9.33   $     10.52
                                                   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                               (except as noted)

                                                                                  Mid-Cap
                                                   All America   Equity Index  Equity Index
                                                      Fund           Fund         Fund(a)
                                                   -----------   ------------  ------------
INVESTMENT INCOME (Note 1):
   Dividends ...................................   $   699,710   $   354,816   $    74,589
   Interest ....................................       285,358        89,346         9,154
                                                   -----------   -----------   -----------
Total Investment Income ........................       985,068       444,162        83,743
                                                   -----------   -----------   -----------
Expenses (Note 2):
   Investment management fees ..................       366,284        42,478         9,649
   Directors' (independent) fees and expenses ..        30,294        30,294         7,656
   Custodian expenses ..........................       114,644        39,610         5,400
   Accounting expenses .........................        30,000        26,000         6,000
     Transfer agent fees .......................        23,857        21,337         4,013
   Registration fees and expenses ..............        28,025        24,601        12,906
   Audit .......................................         7,600         4,900         4,150
   Printing ....................................        19,969         9,476            --
   Legal and other .............................         8,377         2,892           150
                                                   -----------   -----------   -----------
Total Expenses before reimbursement ............       629,050       201,588        49,924
Expense reimbursement ..........................       (32,250)      (91,145)      (24,838)
                                                   -----------   -----------   -----------
Net Expenses ...................................       596,800       110,443        25,086
                                                   -----------   -----------   -----------
NET INVESTMENT INCOME ..........................       388,268       333,719        58,657
                                                   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS  (Note 1):
Net realized gain (loss) on investments ........    15,851,088       328,425      (201,976)
Net unrealized appreciation (depreciation)
   of investments ..............................   (19,604,921)   (3,498,209)   (1,212,728)
                                                   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ...............................    (3,753,833)   (3,169,784)   (1,414,704)
                                                   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................   $(3,365,565)  $(2,836,065)  $(1,356,047)
                                                   ===========   ===========   ===========

----------
(a) For the period September 1, 2000 (Commencement of Operations) to December 31, 2000.

   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                               (except as noted)

                                                   Aggressive
                                                     Equity          Bond      Money Market
                                                     Fund(a)         Fund          Fund
                                                   -----------   ------------  ------------
INVESTMENT INCOME (Note 1):
   Dividends ...................................   $    52,865   $        --   $        --
   Interest ....................................        32,831     2,070,720     2,667,770
                                                   -----------   -----------   -----------
Total Investment Income ........................        85,696     2,070,720     2,667,770
                                                   -----------   -----------   -----------
Expenses (Note 2):
   Investment management fees ..................        38,481       121,789        81,836
   Directors' (independent) fees and expenses ..         7,655        30,294        30,295
   Custodian expenses ..........................         3,600         7,190        19,900
   Accounting expenses .........................         6,000        30,000        30,000
   Transfer agent fees .........................         4,000        29,215        37,261
   Registration fees and expenses ..............         6,669        19,908        27,925
   Audit .......................................         3,550         4,450         5,350
   Printing ....................................            --         7,288        10,041
   Legal and other .............................            95         2,982         3,691
                                                   -----------   -----------   -----------
Total Expenses before reimbursement ............        70,050       253,116       246,299
Expense reimbursement ..........................       (20,251)      (63,666)      (82,626)
                                                   -----------   -----------   -----------
Net Expenses ...................................        49,799       189,450       163,673
                                                   -----------   -----------   -----------
NET INVESTMENT INCOME ..........................        35,897     1,881,270     2,504,097
                                                   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 1):
Net realized gain (loss) on investments ........    (1,644,137)       (5,427)         (643)
Net unrealized appreciation (depreciation)
   of investments ..............................       598,628      (336,454)           50
                                                   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ...............................    (1,045,509)     (341,881)         (593)
                                                   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................   $(1,009,612)  $ 1,539,389   $ 2,503,504
                                                   ===========   ===========   ===========

----------
(a) For the period September 1, 2000 (Commencement of Operations) to December 31, 2000.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                (except as noted)

                                                                                                               Mid-Cap Equity
                                                       All America Fund               Equity Index Fund          Index Fund
                                                ----------------------------    ----------------------------    ------------
                                                    2000            1999            2000           1999(a)         2000(b)
                                                ------------    ------------    ------------    ------------    ------------
FROM OPERATIONS:
   Net investment income ....................   $    388,268    $    321,561    $    333,719    $    210,780    $     58,657
   Net realized gain (loss) on investments ..     15,851,088       9,735,794         328,425         194,402        (201,976)
   Net unrealized appreciation (depreciation)
     of investments .........................    (19,604,921)      4,620,245      (3,498,209)      2,022,444      (1,212,728)
                                                ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................     (3,365,565)     14,677,600      (2,836,065)      2,427,626      (1,356,047)
                                                ------------    ------------    ------------    ------------    ------------
Dividend Distributions (Note 6):
   From net investment income ...............       (384,947)       (313,199)       (334,694)       (206,332)        (57,301)
   From capital gains .......................    (17,222,781)     (9,376,382)       (562,453)        (54,088)        (57,793)
                                                ------------    ------------    ------------    ------------    ------------
Total Distributions .........................    (17,607,728)     (9,689,581)       (897,147)       (260,420)       (115,094)
                                                ------------    ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS (Note 4):
   Net Proceeds from sale of shares .........     26,528,774       5,281,443       7,473,346      27,076,821      25,080,000
   Dividend reinvestments ...................     17,366,540       9,579,059         889,640         259,510         115,094
   Cost of shares redeemed ..................    (33,077,217)    (18,282,044)     (1,259,712)        (25,000)         (5,012)
                                                ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS .................     10,818,097      (3,421,542)      7,103,274      27,311,331      25,190,082
                                                ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS .......    (10,155,196)      1,566,477       3,370,062      29,478,537      23,718,941
NET ASSETS, BEGINNING OF PERIOD/YEAR ........     72,366,001      70,799,524      29,478,537              --              --
                                                ------------    ------------    ------------    ------------    ------------
NET ASSETS, END OF YEAR .....................   $ 62,210,805    $ 72,366,001    $ 32,848,599    $ 29,478,537    $ 23,718,941
                                                ============    ============    ============    ============    ============
COMPONENTS OF NET ASSETS:
   Paid-in capital ..........................   $ 52,492,830    $ 41,674,733    $ 34,414,605    $ 27,311,331    $ 25,190,082
   Accumulated undistributed net investment
     income .................................         19,804           1,710          17,246           4,448           1,356
   Accumulated undistributed net realized
     gain (loss) on investments .............       (233,950)      1,152,516        (107,487)        140,314        (259,769)
   Unrealized appreciation (depreciation) of
     investments ............................      9,932,121      29,537,042      (1,475,765)      2,022,444      (1,212,728)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSETS, END OF YEAR .....................   $ 62,210,805    $ 72,366,001    $ 32,848,599    $ 29,478,537    $ 23,718,941
                                                ============    ============    ============    ============    ============

----------
(a)   For the period May 3, 1999 (Commencement of Operations) to December 31,
      1999.
(b) For the period September 1, 2000 (Commencement of Operations) to December 31, 2000.

   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                (except as noted)

                                                Aggressive
                                                Equity Fund              Bond Fund                   Money Market Fund
                                                ------------    ----------------------------    ----------------------------
                                                   2000(a)          2000            1999            2000            1999
                                                ------------    ------------    ------------    ------------    ------------
From Operations:
   Net investment income ....................   $     35,897    $  1,881,270    $  1,681,213    $  2,504,097    $    805,566
   Net realized gain (loss) on investments ..     (1,644,137)         (5,427)        (77,457)           (643)            (43)
   Net unrealized appreciation (depreciation)
     of investments .........................        598,628        (336,454)     (2,560,834)             50             (50)
                                                ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................     (1,009,612)      1,539,389        (957,078)      2,503,504         805,473
                                                ------------    ------------    ------------    ------------    ------------
Dividend Distributions (Note 6):
   From net investment income ...............        (35,222)     (1,878,828)     (1,688,057)     (2,491,770)       (800,206)
   From capital gains .......................             --              --         (16,659)             --              --
                                                ------------    ------------    ------------    ------------    ------------
Total Distributions .........................        (35,222)     (1,878,828)     (1,704,716)     (2,491,770)       (800,206)
                                                ------------    ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS (Note 4):
   Net Proceeds from sale of shares .........     15,015,000         973,355       5,911,602      66,588,542      29,396,830
   Dividend reinvestments ...................         35,222       1,866,044       1,690,023       2,463,587         785,550
   Cost of shares redeemed ..................             --      (3,012,446)     (1,453,099)    (31,626,730)     (6,528,017)
                                                ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS .................     15,050,222        (173,047)      6,148,526      37,425,399      23,654,363
                                                ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS .......     14,005,388        (512,486)      3,486,732      37,437,133      23,659,630
NET ASSETS, BEGINNING OF PERIOD/YEAR ........             --      28,721,284      25,234,552      30,171,726       6,512,096
                                                ------------    ------------    ------------    ------------    ------------
NET ASSETS, END OF YEAR .....................   $ 14,005,388    $ 28,208,798    $ 28,721,284    $ 67,608,859    $ 30,171,726
                                                ============    ============    ============    ============    ============
COMPONENTS OF NET ASSETS:
   Paid-in capital ..........................   $ 15,050,222    $ 30,426,502    $ 30,599,549    $ 67,591,464    $ 30,166,066
   Accumulated undistributed net investment
     income .................................            675         (10,933)        (13,375)         18,269           5,941
   Accumulated undistributed net realized
     gain (loss) on investments .............     (1,644,137)       (291,710)       (286,283)           (874)           (231)
   Unrealized appreciation (depreciation)
     of investments .........................        598,628      (1,915,061)     (1,578,607)             --             (50)
                                                ------------    ------------    ------------    ------------    ------------
NET ASSETS, END OF YEAR .....................   $ 14,005,388    $ 28,208,798    $ 28,721,284    $ 67,608,859    $ 30,171,726
                                                ============    ============    ============    ============    ============

----------
(a) For the period September 1, 2000 (Commencement of Operations) to December 31, 2000.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

                                                                      All America Fund
                                                       ----------------------------------------------
                                                                  Years Ended December 31,
                                                       ----------------------------------------------
SELECTED PER SHARE AND
SUPPLEMENTARY DATA:                                     2000      1999      1998      1997     1996(d)
-------------------                                    ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD/YEAR ..........   $16.47    $15.08    $12.65    $10.98    $10.00
                                                       ------    ------    ------    ------    ------
Income from investment operations:
Net investment income ..............................     0.09      0.09      0.07      0.08      0.06
Net gains or losses on securities -- realized and
   unrealized ......................................    (0.94)     3.81      2.57      2.77      0.98
                                                       ------    ------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...................    (0.85)     3.90      2.64      2.85      1.04
                                                       ------    ------    ------    ------    ------
Less dividend distributions:
From net investment income .........................    (0.09)    (0.08)    (0.08)    (0.08)    (0.06)
From capital gains .................................    (4.22)    (2.43)    (0.13)    (1.10)       --
                                                       ------    ------    ------    ------    ------
TOTAL DISTRIBUTIONS ................................    (4.31)    (2.51)    (0.21)    (1.18)    (0.06)
                                                       ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD/YEAR ................   $11.31    $16.47    $15.08    $12.65    $10.98
                                                       ======    ======    ======    ======    ======
Total return (%) (b) ...............................     -5.3      26.0      21.0      26.0      10.4
Net assets, end of year ($ millions) ...............     62.2      72.4      70.8      56.7      55.5
Ratio of net investment income to average net
   assets (%) ......................................     0.53      0.51      0.55      0.59      0.95(a)
Ratio of expenses to average net assets (%) ........     0.86      0.85      0.84      0.84      0.87(a)
Ratio of expenses to average net assets after
   expense reimbursement (%) .......................     0.82      0.84      0.82      0.81      0.85(a)
Portfolio turnover rate (%) (c) ....................   109.97     34.89     41.25     35.96      9.33

                                                     Equity           Mid-Cap    Aggressive
                                                     Index         Equity Index    Equity
                                                      Fund             Fund         Fund
                                                ----------------   ------------  ---------
                                                          Years Ended December 31,
                                                ------------------------------------------
SELECTED PER SHARE AND
SUPPLEMENTARY DATA:                              2000     1999(e)      2000(f)      2000(f)
-------------------                             ------    ------       ------       ------
NET ASSET VALUE, BEGINNING OF PERIOD/YEAR ...   $10.80    $10.00       $10.00       $10.00
                                                ------    ------       ------       ------
Income from investment operations:
Net investment income .......................     0.10      0.08         0.02         0.02
Net gains or losses on securities --
   realized and unrealized ..................    (1.07)     0.82        (0.56)       (0.70)
                                                ------    ------       ------       ------
TOTAL FROM INVESTMENT OPERATIONS ............    (0.97)     0.90        (0.54)       (0.68)
                                                ------    ------       ------       ------
Less dividend distributions:
From net investment income ..................    (0.10)    (0.08)       (0.02)       (0.02)
From capital gains ..........................    (0.17)    (0.02)       (0.03)          --
                                                ------    ------       ------       ------
TOTAL DISTRIBUTIONS .........................    (0.27)    (0.10)       (0.05)       (0.02)
                                                ------    ------       ------       ------

NET ASSET VALUE, END OF PERIOD/YEAR .........   $ 9.56    $10.80       $ 9.41       $ 9.30
                                                ======    ======       ======       ======
Total return (%)(b) .........................     -9.1       9.0         -5.4         -6.7
Net assets, end of year ($ millions) ........     32.8      29.5         23.7         14.0

Ratio of net investment income to average net
   assets (%) ...............................     0.98      1.22(a)      0.75(a)      0.78(a)
Ratio of expenses to average net assets (%)       0.59      0.63(a)      0.64(a)      1.52(a)
Ratio of expenses to average net assets after
   expense reimbursement (%) ................     0.32      0.32(a)      0.32(a)      1.08(a)
Portfolio turnover rate (%)(c) ..............     5.76      5.67        17.72        59.63

----------
(a)   Annualized.
(b) Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2).
(c)   Portfolio turnover rate excludes all short-term securities.
(d)   Commenced operations May 1, 1996.
(e)   Commenced operations May 3, 1999.
(f)   Commenced operations September 1, 2000.

   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                           Bond Fund
                                                       ----------------------------------------------
                                                                  Years Ended December 31,
                                                       ----------------------------------------------
SELECTED PER SHARE AND
SUPPLEMENTARY DATA:                                     2000      1999      1998      1997     1996(d)
-------------------                                    ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD/YEAR ..........   $ 9.45    $10.41    $10.41    $10.13    $10.01
                                                       ------    ------    ------    ------    ------
Income from investment operations:
Net investment income ..............................     0.66      0.60      0.61      0.59      0.38
Net gains or losses on securities -- realized and
   unrealized ......................................    (0.12)    (0.87)     0.24      0.29      0.12
                                                       ------    ------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...................     0.54     (0.27)     0.85      0.88      0.50
                                                       ------    ------    ------    ------    ------
Less dividend distributions:
From net investment income .........................    (0.66)    (0.60)    (0.62)    (0.59)    (0.38)
From capital gains .................................       --     (0.09)    (0.23)    (0.01)       --
                                                       ------    ------    ------    ------    ------
TOTAL DISTRIBUTIONS ................................    (0.66)    (0.69)    (0.85)    (0.60)    (0.38)
                                                       ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD/YEAR ................   $ 9.33    $ 9.45    $10.41    $10.41    $10.13
                                                       ======    ======    ======    ======    ======
Total return (%) (b) ...............................      5.9      -3.5       8.3       8.9       5.0
Net assets, end of year ($ millions) ...............     28.2      28.7      25.2      22.1      21.0
Ratio of net investment income to average net
   assets (%) ......................................     6.93      6.23      5.84      5.69      5.63(a)
Ratio of expenses to average net assets (%) ........     0.93      0.93      0.97      1.00      0.90(a)
Ratio of expenses to average net assets after
   expense reimbursement (%) .......................     0.70      0.70      0.70      0.70      0.70(a)
Portfolio turnover rate (%) (c) ....................    18.33     10.07     33.32     56.18     17.85

                                                          Money Market Fund
                                                -------------------------------------
                                                      Years Ended December 31,
                                                -------------------------------------
SELECTED PER SHARE AND
SUPPLEMENTARY DATA:                              2000      1999      1998     1997(e)
-------------------                             ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD/YEAR ...   $10.39    $10.23    $10.15    $10.00
                                                ------    ------    ------    ------
Income from investment operations:
Net investment income .......................     0.63      0.50      0.52      0.35
Net gains or losses on securities --
   realized and unrealized ..................       --        --        --        --
                                                ------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ............     0.63      0.50      0.52      0.35
                                                ------    ------    ------    ------
Less dividend distributions:
From net investment income ..................    (0.50)    (0.34)    (0.44)    (0.20)
From capital gains ..........................       --        --        --        --
                                                ------    ------    ------    ------
TOTAL DISTRIBUTIONS .........................    (0.50)    (0.34)    (0.44)    (0.20)
                                                ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD/YEAR .........   $10.52    $10.39    $10.23    $10.15
                                                ======    ======    ======    ======
Total return (%) (b) ........................      6.1       4.9       5.3       3.5
Net assets, end of year ($ millions) ........     67.6      30.2       6.5      7.52
Ratio of net investment income to average net
   assets (%) ...............................     6.01      4.86      5.14      5.17(a)
Ratio of expenses to average net assets (%)       0.59      1.02      3.21      2.47(a)
Ratio of expenses to average net assets after
   expense reimbursement (%) ................     0.40      0.40      0.40      0.40(a)
Portfolio turnover rate (%) (c) .............      N/A       N/A       N/A       N/A

----------
(a)   Annualized.
(b) Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2)
(c)   Portfolio turnover rate excludes all short-term securities.
(d)   Commenced operations May 1, 1996.
(e)   Commenced operations May 1, 1997.
N/A = Not Applicable.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

      Mutual of America Institutional Funds, Inc. (the "Investment Company") was incorporated on October 27, 1994 under the laws of Maryland and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, commonly known as a "mutual fund." It currently issues six series of capital stock, each series representing shares of the All America Fund, Equity Index Fund, Bond Fund, Money Market Fund, Mid-Cap Equity Index Fund and Aggressive Equity Fund, respectively. Each Fund has its own investment objective and policies. Shares of the Funds of the Investment Company are offered on a no-load basis through its distributor, Mutual of America Securities Corporation, a registered broker-dealer and affiliate of the Investment Company's investment management adviser, Mutual of America Capital Management Corporation (the "Adviser").

      The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities and other institutional investors.

      The All America Fund and Bond Fund commenced operations on May 1, 1996. The Money Market Fund commenced operations on May 1, 1997, the Equity Index Fund commenced operations on May 3, 1999 and the Mid-Cap Equity Index Fund and Aggressive Equity Fund commenced operations on September 1, 2000.

      The  preparation of financial  statements  may require  management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

      In 2000, the Financial Accounting Standards Board (FASB) deferred the effective date of Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities". The Investment Company will be required to adopt implementation of SFAS No. 133 and related SFAS No. 138 effective January 1, 2001. Implementation, however, is not expected to have a material impact on its financial position or results of operations.

      The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with accounting principles generally accepted in the United States:

      Security Valuation--Investment securities are valued as follows:

      Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For any equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

      Short-term securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value for such securities. Short-term debt securities maturing in excess of 60 days are stated at market value.

      Debt securities are valued at a composite fair market value "evaluated bid," which may be the last sale price. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Adviser under the direction of the Board of Directors of the Investment Company.

      Security Transactions--Security transactions are recorded based on the trade date. Realized gain and loss on the sale of short and long-term debt securities is computed on the basis of amortized cost at the time of sale. Realized gain and loss on the sale of common stock is based on the identified cost basis of the security determined on a first-in, first-out ("FIFO") basis.

      The All America Fund, Equity Index Fund and Mid-Cap Equity Index Fund each maintain an indexed assets portfolio. In order to remain more fully invested in the equity markets while minimizing its transaction costs, the funds may purchase stock index futures contracts. Initial cash margin deposits
(represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, maintained in a segregated account, is equal to approximately 6% of the contract amount, and does not involve the borrowing of funds to finance the transaction). During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period of the contract. The "Underlying Face Amount at Value" representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund's exposure to off-balance sheet risk.

      Investment Income--Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation succeed, such amounts are recorded as income upon collection.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

      Federal Income Taxes--The Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

2. EXPENSES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Investment Company has entered into an Investment Advisory agreement with the Adviser. For providing investment management services to the Investment Company, each fund accrues a fee, calculated as a daily charge, at annual rates of .85%, .50%, .125%, .45%, and .20% of the value of the net assets for the Aggressive Equity, All America, Equity Index and Mid-Cap Equity Index, Bond, and Money Market funds, respectively.

      Under Sub-Advisory Agreements for the All America Fund, the Adviser has delegated investment advisory responsibilities to subadvisers responsible for providing management services for a portion of the Fund's assets. The Adviser (not the Fund) is responsible for compensation payable under such Sub-Advisory Agreements.

      Each of the funds of the Investment Company is charged for those expenses which can be directly attributed to a fund's operation. Expenses which cannot be so attributed are generally allocated among the funds based on relative net assets.

      The Adviser contractually limits the expenses of each fund, other than brokers' commissions, transfer taxes and fees relating to portfolio transactions, investment management fees and extraordinary expenses, to an annual rate of .25%, .35%, .20%, .25%, and .20%, of the value of the net assets of the Aggressive Equity, All America, Equity Index and Mid-Cap Equity Index, Bond, and Money Market funds, respectively. Accrual of these other operating expenses is charged daily against each fund's net assets. Settlement of fees accrued (both investment management and other operating expenses) is paid by each fund to the Adviser on or about month-end.

      The annual rates of operating expenses charged daily to each fund are subject to periodic adjustments so as to maintain as close a relationship as possible between the established rate (charged daily) and each fund's actual expenses, but not to exceed the respective rates under the Adviser's contractual expense limitation agreement.

      The Adviser's contractual agreement to limit each fund's total expenses (excluding brokerage commissions, transfer taxes/fees and extraordinary expenses) to annual rates of 1.10%, .85%, .325%, .70%, and .40% of the net assets of the Aggressive Equity, All America, Equity Index and Mid-Cap Equity Index, Bond and Money Market funds, respectively, is in effect through 2001 and continues in effect thereafter unless cancelled by the Fund or the Adviser in accordance with the agreement.

      The Investment Company has an Investment Accounting Agreement with the Adviser, pursuant to which the Adviser has agreed to serve as investment accounting and recordkeeping agent for the funds and to calculate the net asset values of the funds. The compensation paid by the funds for these services is subject to the expense reimbursement agreement of the Adviser described above.

      A subadviser placed a portion of its portfolio transactions with its affiliated broker-dealer; such commissions amounted to $11,891 or 8.6% of the Fund's total commissions and represented 7.2% of the aggregate amount of commissionable transactions.

3. PURCHASES AND SALES

      The cost of investment purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, for the period or year ended December 31, 2000 was as follows:

                                                                         Mid-Cap     Aggressive
                                           All America  Equity Index     Equity        Equity         Bond
                                              Fund           Fund      Index Fund       Fund          Fund
                                           -----------   -----------   -----------   -----------   -----------
Cost of investment purchases ...........   $75,726,329   $10,650,429   $28,011,323   $20,245,904   $ 1,419,510
                                           ===========   ===========   ===========   ===========   ===========
Proceeds from sales of investments .....   $79,097,175   $ 1,878,774   $ 3,955,787   $ 6,993,557   $        --
                                           ===========   ===========   ===========   ===========   ===========
The cost of investment purchases and
  proceeds from sales of U.S. Government
  (excluding short-term) securities was
  as follows:

Cost of investment purchases ...........   $        --   $        --   $        --   $        --   $ 3,239,765
                                           ===========   ===========   ===========   ===========   ===========
Proceeds from sales of investments .....   $        --   $        --   $        --   $        --   $ 5,005,241
                                           ===========   ===========   ===========   ===========   ===========

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

3. PURCHASES AND SALES (CONTINUED)

      For the Money Market Fund, the cost of short-term securities purchases was $468,978,111; net proceeds from sales and redemptions was $434,735,747.

      At December 31, 2000 the net unrealized appreciation (depreciation) of investments based on cost, which was substantially the same for Federal income tax purposes, was as follows:

                                                             Mid-Cap       Aggressive                  Money
                              All America   Equity Index   Equity Index      Equity         Bond       Market
                                  Fund          Fund           Fund           Fund          Fund        Fund
                              -----------   -----------    -----------    -----------   -----------    ------
Unrealized appreciation ...   $15,260,334   $ 4,326,455    $ 2,553,562    $ 1,352,696   $   774,926    $   --
Unrealized depreciation ...     5,328,213     5,802,220      3,766,290        754,068     2,689,987        --
                              -----------   -----------    -----------    -----------   -----------    ------
Net unrealized appreciation
  (depreciation) ..........   $ 9,932,121   $(1,475,765)   $(1,212,728)   $   598,628   $(1,915,061)   $   --
                              ===========   ===========    ===========    ===========   ===========    ======

4. CAPITAL SHARE ACTIVITY AND AFFILIATED OWNERSHIP

      At December 31, 2000 one billion shares of common stock has been authorized for the Investment Company. The Board of Directors has allocated 25 million shares to the All America Fund, 15 million shares each to the Equity Index, Bond and Money Market Funds, and 10 million shares each to the Aggressive Equity and Mid-Cap Equity Index Funds.

      Transactions in shares during the period or year ending December 31, 2000 were as follows:

                                                             Mid-Cap       Aggressive                  Money
                              All America   Equity Index   Equity Index      Equity         Bond       Market
                                  Fund          Fund           Fund           Fund          Fund        Fund
                              -----------   -----------    -----------    -----------   -----------  ---------
Shares issued .............   1,614,156      734,381       2,508,814(2)   1,501,673(3)    101,487    6,259,275
Shares issued as
  reinvestment of
  dividends ...............   1,492,293       89,528          12,230          3,786       199,720      234,769
Shares redeemed ...........  (2,002,577)(1) (118,362)           (546)            --      (319,014)  (2,973,517)
                              ---------      -------       ---------      ---------       -------    ---------
Net increase (decrease) ...   1,103,872      705,547       2,520,498      1,505,459       (17,807)   3,520,527
                              =========      =======       =========      =========       =======    =========

      As at December 31, 2000, Mutual of America Life Insurance Company and its subsidiaries (affiliates of the Adviser) were shareholders of each fund's outstanding shares as follows:

     All America Fund ............   57%    Aggressive Equity ............   99%
     Equity Index Fund ...........   75%    Bond Fund ....................   85%
     Mid-Cap Equity Index ........   99%    Money Market Fund ............    2%

5. FUND OWNERSHIP

      In addition to the affiliated ownership as described above, other beneficial ownerships (shareholders owning 5% or more of a fund's outstanding shares) at December 31, 2000 are as follows:

      All America Fund: three shareholders, each owning 15%, 11% and 5%, respectively;

      Equity Index Fund: one shareholder owning 14%;

      Money Market Fund: two shareholders, each owning 10% and 8%, respectively.

----------
(1) During 2000, Mutual of America Life Insurance Company redeemed approximately 1.51 million shares realizing proceeds of $25 million, reducing the Fund's net assets by a corresponding amount.
(2) Includes the initial seed investment by Mutual of America Life Insurance Company of $25 million, represented by 2,500,000 shares.
(3) Includes the initial seed investment by Mutual of America Life Insurance Company of $15 million, represented by 1,500,000 shares.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

6. DIVIDENDS

      On December 29, 2000 dividend distributions were declared for each of the Funds from net investment income and, as applicable, from net realized gains on investment transactions. Prior thereto, remaining required distributions relating to the 1999 Internal Revenue Sec. 855(a) elections were declared and paid on September 15, 2000. On June 30, 2000 dividends were distributed, as applicable, from net investment income. Pursuant to shareholders' instructions, substantially all dividend distributions throughout 2000 were immediately reinvested into their respective funds (see Note #4).

                                                             Mid-Cap      Aggressive                    Money
                               All America   Equity Index  Equity Index     Equity         Bond         Market
                                   Fund          Fund          Fund          Fund          Fund          Fund
                               -----------   -----------   -----------   -----------   -----------   -----------
Distribution From:
  Net investment income ....   $   384,947   $   334,694   $    57,301   $    35,222   $ 1,878,828   $ 2,491,770
  Net realized capital gains    17,222,781       562,453        57,793            --            --            --
                               -----------   -----------   -----------   -----------   -----------   -----------
Total dividend distributions   $17,607,728   $   897,147   $   115,094   $    35,222   $ 1,878,828   $ 2,491,770
                               ===========   ===========   ===========   ===========   ===========   ===========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Mutual of America Institutional Funds, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities, of Mutual of America Institutional Funds, Inc. (comprising, respectively, the All America, Equity Index, Bond and Money Market Funds) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the statement of assets and liabilities, including the portfolio of investments in securities, of Mutual of America Institutional Funds, Inc. (comprising the Mid-Cap Equity Index and Aggressive Equity Funds) as of December 31, 2000 and the related statement of operations, statement of changes in net assets and the financial highlights for the period September 1, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers; when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the All America, Equity Index, Bond and Money Market Funds of Mutual America
Institutional Funds, Inc. as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid-Cap Equity Index and Aggressive Equity Funds of Mutual of America Institutional Funds, Inc. as of December 31, 2000, and the results of their operations, changes in net assets, and financial highlights for the period September 1, 2000 (commencement of operations) to December 31, 2000 in conformity with accounting principles generally accepted in the United States.

/s/ Arthur Andersen LLP

New York, New York
February 20, 2001